UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1796

Fidelity Destiny Portfolios
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2011

Item 1. Reports to Stockholders

Fidelity® Destiny® Portfolios:
Fidelity Advisor®

Diversified Stock Fund -

Class A

Annual Report

September 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Global equity markets finished the third quarter in a significant downturn that intensified in late July and early August, as Congress struggled to raise the debt ceiling and Standard & Poor's announced it was lowering its long-term sovereign credit rating of the United States. The historic downgrade, along with continued evidence of a slowing global economy, heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Past 5 years	Past 10 years
Class A	-0.62%	-1.28%	1.96%
$50/month 15-Year Plan A	-50.31%	-3.34%	1.44%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified Stock Fund - Class A on September 30, 2001. The chart shows how the value of an investment in the fund would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks eked out slight gains for the 12 months ending September 30, 2011, as investor angst over global economic woes overtook the market in the latter half of the period, extinguishing the sharp run-up in equities from October through April. For the year, the S&P 500® Index rose only 1.14%, while the blue-chip Dow Jones Industrial AverageSM increased 3.83% and the technology-heavy Nasdaq Composite® Index added 2.96%. Following an extended rally fueled by encouraging economic activity, stocks eventually derailed in late July and early August amid wrangling over the U.S. debt ceiling, Standard & Poor's downgrade of the country's long-term sovereign credit rating and deepening debt troubles in Europe. Markets remained volatile through September, when the S&P 500® registered its worst calendar-quarter finish since late 2008. Among market segments, financials had the largest decline (-17%), while the defensive utilities sector fared best (+12%). Small and mid-sized stocks fell shy of their larger-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -3.53% and -0.88%, respectively. The financial crisis in Europe helped push the MSCI® EAFE® (Europe, Australasia, Far East) Index to a 12-month decline of 9.26%, its weakest one-year trailing return in more than two years.

Comments from James Morrow, Portfolio Manager of Fidelity Advisor® Diversified Stock Fund: For the year, the fund's Class A shares returned -0.62% (excluding sales charges), lagging the S&P 500®. The financials sector detracted the most, especially positioning in banks and an overweighting in diversified financials stocks, mainly JPMorgan Chase and Morgan Stanley. The group's biggest individual detractor was an out-of-index position in mortgage insurer Radian Group. Positioning in consumer discretionary and utilities, along with stock picking in health care, also hurt. In contrast, the fund benefited from positioning in information technology and industrials. Other notable detractors included Corning - which makes glass for flat-panel video displays - an underweighting in software giant Microsoft (which was sold from the fund before period end) and lack of exposure to Internet retailer and index component Amazon.com. In terms of contributors, electronic payment processors MasterCard and Visa both recovered from depressed valuations. An out-of-index position in Acacia Research, a niche patent-licensing business, also helped, as did consumer electronics and computer maker Apple and Internet search leader Google.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period* April 1, 2011 to September 30, 2011
Class O	.51%
Actual		$ 1,000.00	$ 844.20	$ 2.36
HypotheticalA		$ 1,000.00	$ 1,022.51	$ 2.59
Class A	.86%
Actual		$ 1,000.00	$ 843.20	$ 3.97
HypotheticalA		$ 1,000.00	$ 1,020.76	$ 4.36
Class T	1.29%
Actual		$ 1,000.00	$ 841.30	$ 5.95
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.53
Class B	1.78%
Actual		$ 1,000.00	$ 839.00	$ 8.21
HypotheticalA		$ 1,000.00	$ 1,016.14	$ 9.00
Class C	1.78%
Actual		$ 1,000.00	$ 838.90	$ 8.21
HypotheticalA		$ 1,000.00	$ 1,016.14	$ 9.00
Institutional Class	.74%
Actual		$ 1,000.00	$ 843.50	$ 3.42
HypotheticalA		$ 1,000.00	$ 1,021.36	$ 3.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.1	3.3
Exxon Mobil Corp.	4.3	4.5
JPMorgan Chase & Co.	3.8	4.0
Google, Inc. Class A	3.3	1.4
Wells Fargo & Co.	3.2	3.1
Chevron Corp.	3.1	3.5
PepsiCo, Inc.	2.4	1.9
International Business Machines Corp.	2.0	2.2
Visa, Inc. Class A	1.8	1.4
Pfizer, Inc.	1.8	1.4
	30.8
Top Five Market Sectors as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.4	24.0
Financials	17.5	19.7
Energy	13.8	12.7
Health Care	9.7	11.4
Consumer Discretionary	9.3	10.1
Asset Allocation (% of fund's net assets)
As of September 30, 2011 *		As of March 31, 2011 **
	Stocks 97.2%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 2.8%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	15.7%	** Foreign investments	14.0%

Annual Report

Investments September 30, 2011

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
CONSUMER DISCRETIONARY - 7.2%
Distributors - 0.3%
Li & Fung Ltd.	3,124,000	$ 5,212,583
Hotels, Restaurants & Leisure - 0.3%
Denny's Corp. (a)	411,098	1,368,956
Ruth's Hospitality Group, Inc. (a)	623,600	2,675,244
		4,044,200
Household Durables - 0.5%
D.R. Horton, Inc.	200,000	1,808,000
iRobot Corp. (a)	50,000	1,258,000
KB Home (d)	500,000	2,930,000
Toll Brothers, Inc. (a)	125,000	1,803,750
		7,799,750
Leisure Equipment & Products - 0.1%
Brunswick Corp.	125,000	1,755,000
Media - 2.7%
Comcast Corp. Class A	900,000	18,810,000
DreamWorks Animation SKG, Inc. Class A (a)	50,000	909,000
The Walt Disney Co.	250,000	7,540,000
Time Warner, Inc.	500,000	14,985,000
		42,244,000
Multiline Retail - 0.9%
Dollar General Corp. (a)	90,000	3,398,400
Target Corp.	225,000	11,034,000
		14,432,400
Specialty Retail - 2.3%
Best Buy Co., Inc.	400,000	9,320,000
Citi Trends, Inc. (a)	200,000	2,354,000
Francescas Holdings Corp. (a)	125,000	2,651,250
Lowe's Companies, Inc.	550,000	10,637,000
Lumber Liquidators Holdings, Inc. (a)	39,229	592,358
Staples, Inc.	675,000	8,977,500
Talbots, Inc. (a)(d)	500,000	1,350,000
		35,882,108
Textiles, Apparel & Luxury Goods - 0.1%
Arezzo Industria e Comercio SA	100,000	1,010,101
TOTAL CONSUMER DISCRETIONARY		112,380,142
CONSUMER STAPLES - 8.9%
Beverages - 2.8%
PepsiCo, Inc.	600,000	37,140,000
The Coca-Cola Co.	100,000	6,756,000
		43,896,000
Food & Staples Retailing - 0.8%
CVS Caremark Corp.	315,000	10,577,700
Drogasil SA	375,000	2,242,823
		12,820,523

	Shares	Value
Food Products - 1.3%
Danone	225,000	$ 13,927,221
Green Mountain Coffee Roasters, Inc. (a)	15,000	1,394,100
Unilever NV (NY Reg.)	175,000	5,510,750
		20,832,071
Household Products - 2.8%
Colgate-Palmolive Co.	240,000	21,283,200
Procter & Gamble Co.	350,000	22,113,000
		43,396,200
Personal Products - 0.1%
Nu Skin Enterprises, Inc. Class A	24,288	984,150
Tobacco - 1.1%
British American Tobacco PLC sponsored ADR	135,000	11,438,550
Philip Morris International, Inc.	100,000	6,238,000
		17,676,550
TOTAL CONSUMER STAPLES		139,605,494
ENERGY - 13.8%
Energy Equipment & Services - 1.8%
Exterran Holdings, Inc. (a)	300,000	2,916,000
Halliburton Co.	225,000	6,867,000
Helmerich & Payne, Inc.	75,000	3,045,000
McDermott International, Inc. (a)	200,000	2,152,000
Nabors Industries Ltd. (a)	150,000	1,839,000
National Oilwell Varco, Inc.	50,000	2,561,000
Noble Corp.	250,000	7,337,500
Trinidad Drilling Ltd.	300,000	1,731,375
		28,448,875
Oil, Gas & Consumable Fuels - 12.0%
Amyris, Inc. (d)	250,000	5,060,000
Apache Corp.	100,000	8,024,000
BPZ Energy, Inc. (a)(d)	750,000	2,077,500
Canadian Natural Resources Ltd.	100,000	2,935,228
Chevron Corp.	525,000	48,573,000
Clean Energy Fuels Corp. (a)(d)	175,000	1,946,000
Daylight Energy Ltd. (d)	625,000	3,159,878
EXCO Resources, Inc.	500,000	5,360,000
Exxon Mobil Corp.	925,000	67,182,750
Hess Corp.	75,000	3,934,500
Magnum Hunter Resources Corp.	195,700	647,767
Magnum Hunter Resources Corp. warrants 8/29/13 (a)	30,000	0
Newfield Exploration Co. (a)	50,000	1,984,500
Petrobank Energy & Resources Ltd. (a)	178,000	1,078,222
Plains Exploration & Production Co. (a)	125,000	2,838,750
QEP Resources, Inc.	125,000	3,383,750
Royal Dutch Shell PLC Class A sponsored ADR	275,000	16,918,000
Solazyme, Inc.	50,000	480,500
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Suncor Energy, Inc.	300,000	$ 7,658,113
Whiting Petroleum Corp. (a)	107,500	3,771,100
		187,013,558
TOTAL ENERGY		215,462,433
FINANCIALS - 17.5%
Capital Markets - 4.2%
Ashmore Group PLC	1,000,000	5,061,389
Bank of New York Mellon Corp.	400,000	7,436,000
Goldman Sachs Group, Inc.	250,000	23,637,500
KKR & Co. LP	450,000	4,680,000
Morgan Stanley	1,500,000	20,250,000
The Blackstone Group LP	400,000	4,792,000
		65,856,889
Commercial Banks - 5.0%
Alliance Financial Corp.	200,000	5,610,000
BB&T Corp.	525,000	11,198,250
M&T Bank Corp.	70,000	4,893,000
SunTrust Banks, Inc.	300,000	5,385,000
Wells Fargo & Co.	2,100,000	50,652,000
		77,738,250
Diversified Financial Services - 5.3%
JPMorgan Chase & Co.	2,000,000	60,240,000
KKR Financial Holdings LLC	2,250,000	16,717,500
New Academy Holding Co. LLC unit (e)(f)	60,000	6,024,000
		82,981,500
Insurance - 2.5%
ACE Ltd.	125,000	7,575,000
Allstate Corp.	225,000	5,330,250
Brasil Insurance Participacoes e Administracao SA	350,000	3,274,854
Genworth Financial, Inc. Class A (a)	600,000	3,444,000
Hanover Insurance Group, Inc.	125,000	4,437,500
Lincoln National Corp.	325,000	5,079,750
MetLife, Inc.	200,000	5,602,000
RenaissanceRe Holdings Ltd.	62,500	3,987,500
		38,730,854
Thrifts & Mortgage Finance - 0.5%
First Niagara Financial Group, Inc.	400,000	3,660,000
MGIC Investment Corp. (a)	427,492	799,410
Radian Group, Inc. (d)	1,928,200	4,222,758
		8,682,168
TOTAL FINANCIALS		273,989,661
HEALTH CARE - 9.7%
Biotechnology - 1.7%
Alexion Pharmaceuticals, Inc. (a)	30,000	1,921,800

	Shares	Value
Alnylam Pharmaceuticals, Inc. (a)	325,000	$ 2,135,250
Amgen, Inc.	205,000	11,264,750
Anacor Pharmaceuticals, Inc. (d)	200,000	1,140,000
BioMarin Pharmaceutical, Inc. (a)	25,000	796,750
Gilead Sciences, Inc. (a)	100,000	3,880,000
PDL BioPharma, Inc. (d)	675,000	3,746,250
Vertex Pharmaceuticals, Inc. (a)	30,000	1,336,200
		26,221,000
Health Care Equipment & Supplies - 0.2%
Hill-Rom Holdings, Inc.	25,000	750,500
SonoSite, Inc. (a)	75,000	2,275,500
		3,026,000
Health Care Providers & Services - 2.4%
Emeritus Corp. (a)	153,472	2,163,955
Express Scripts, Inc. (a)	75,000	2,780,250
HCA Holdings, Inc.	50,000	1,008,000
McKesson Corp.	225,000	16,357,500
Medco Health Solutions, Inc. (a)	100,000	4,689,000
Quest Diagnostics, Inc.	25,000	1,234,000
WellPoint, Inc.	150,000	9,792,000
		38,024,705
Pharmaceuticals - 5.4%
Abbott Laboratories	125,000	6,392,500
Auxilium Pharmaceuticals, Inc. (a)	75,000	1,124,250
Elan Corp. PLC sponsored ADR (a)	150,000	1,579,500
GlaxoSmithKline PLC sponsored ADR	287,500	11,870,875
Merck & Co., Inc.	600,000	19,626,000
Pfizer, Inc.	1,575,000	27,846,000
Roche Holding AG (participation certificate)	75,000	12,171,778
XenoPort, Inc. (a)	490,900	2,896,310
		83,507,213
TOTAL HEALTH CARE		150,778,918
INDUSTRIALS - 8.6%
Aerospace & Defense - 1.4%
Honeywell International, Inc.	225,000	9,879,750
Lockheed Martin Corp.	50,000	3,632,000
Rockwell Collins, Inc.	17,500	923,300
United Technologies Corp.	100,000	7,036,000
		21,471,050
Airlines - 0.3%
Delta Air Lines, Inc. (a)	600,000	4,500,000
Building Products - 0.5%
Lennox International, Inc.	75,000	1,933,500
Owens Corning (a)	225,000	4,878,000
Quanex Building Products Corp.	150,000	1,642,500
		8,454,000
Commercial Services & Supplies - 0.7%
Covanta Holding Corp.	400,000	6,076,000
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
EnerNOC, Inc. (a)(d)	250,000	$ 2,250,000
Standard Parking Corp. (a)	175,000	2,737,000
		11,063,000
Construction & Engineering - 0.6%
Jacobs Engineering Group, Inc. (a)	100,000	3,229,000
Quanta Services, Inc. (a)	300,000	5,637,000
		8,866,000
Electrical Equipment - 0.1%
Polypore International, Inc. (a)	30,000	1,695,600
Industrial Conglomerates - 2.5%
General Electric Co.	1,500,000	22,860,000
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	950,000	17,043,000
		39,903,000
Machinery - 0.9%
Ingersoll-Rand Co. Ltd.	375,000	10,533,750
PACCAR, Inc.	22,500	760,950
SPX Corp.	75,000	3,398,250
		14,692,950
Professional Services - 0.9%
Acacia Research Corp. - Acacia Technologies (a)	200,000	7,198,000
Michael Page International PLC	1,000,000	5,752,358
RPX Corp.	25,000	517,750
		13,468,108
Road & Rail - 0.5%
Con-way, Inc.	100,000	2,213,000
CSX Corp.	200,000	3,734,000
Swift Transporation Co.	325,000	2,093,000
		8,040,000
Trading Companies & Distributors - 0.2%
WESCO International, Inc. (a)	75,000	2,516,250
TOTAL INDUSTRIALS		134,669,958
INFORMATION TECHNOLOGY - 26.4%
Communications Equipment - 2.1%
Brocade Communications Systems, Inc. (a)	500,000	2,160,000
Cisco Systems, Inc.	1,450,000	22,460,500
Juniper Networks, Inc. (a)	500,000	8,630,000
		33,250,500
Computers & Peripherals - 5.6%
Apple, Inc. (a)	210,000	80,047,802
Hewlett-Packard Co.	329,000	7,386,050
		87,433,852
Electronic Equipment & Components - 2.0%
Avnet, Inc. (a)	150,000	3,912,000
Coretronic Corp.	2,250,000	1,717,793

	Shares	Value
Corning, Inc.	1,419,100	$ 17,540,076
Everlight Electronics Co. Ltd.	1,250,000	2,126,876
Fabrinet (a)	250,000	4,675,000
Itron, Inc. (a)	50,000	1,475,000
		31,446,745
Internet Software & Services - 4.5%
Akamai Technologies, Inc. (a)	300,000	5,964,000
Blinkx PLC (a)(d)	1,500,000	3,462,645
Google, Inc. Class A (a)	100,000	51,438,000
RightNow Technologies, Inc. (a)	7,000	231,350
SciQuest, Inc.	450,010	6,723,149
WebMD Health Corp. (a)	75,000	2,261,250
		70,080,394
IT Services - 7.6%
Cognizant Technology Solutions Corp. Class A (a)	200,000	12,540,000
International Business Machines Corp.	175,000	30,630,250
MasterCard, Inc. Class A	80,000	25,372,800
Paychex, Inc.	825,000	21,755,250
Visa, Inc. Class A	325,000	27,859,000
		118,157,300
Semiconductors & Semiconductor Equipment - 2.2%
Ceva, Inc. (a)	100,000	2,431,000
KLA-Tencor Corp.	125,000	4,785,000
Lam Research Corp. (a)	75,000	2,848,500
NVIDIA Corp. (a)	75,000	937,500
NXP Semiconductors NV (a)	268,300	3,788,396
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	1,600,000	7,648,000
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,000,000	11,430,000
		33,868,396
Software - 2.4%
Autonomy Corp. PLC (a)	300,000	11,932,087
Concur Technologies, Inc. (a)	25,000	930,500
NetSuite, Inc. (a)	25,000	675,250
Nuance Communications, Inc. (a)	400,000	8,144,000
Oracle Corp.	500,000	14,370,000
SuccessFactors, Inc. (a)	2,500	57,475
VMware, Inc. Class A (a)	25,000	2,009,500
		38,118,812
TOTAL INFORMATION TECHNOLOGY		412,355,999
MATERIALS - 1.8%
Chemicals - 0.9%
Air Products & Chemicals, Inc.	25,000	1,909,250
Cabot Corp.	110,000	2,725,800
Ecolab, Inc. (d)	125,000	6,111,250
Olin Corp.	125,000	2,251,250
W.R. Grace & Co. (a)	50,000	1,665,000
		14,662,550
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.9%
Colossus Minerals, Inc. (a)	125,000	$ 666,555
Gem Diamonds Ltd. (a)	1,200,000	3,909,981
Nucor Corp.	225,000	7,119,000
United States Steel Corp. (d)	75,000	1,650,750
		13,346,286
TOTAL MATERIALS		28,008,836
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Sprint Nextel Corp. (a)	750,000	2,280,000
UTILITIES - 1.0%
Electric Utilities - 0.6%
Entergy Corp.	50,000	3,314,500
NextEra Energy, Inc.	125,000	6,752,500
		10,067,000
Gas Utilities - 0.1%
National Fuel Gas Co.	36,700	1,786,556
Multi-Utilities - 0.3%
TECO Energy, Inc.	225,000	3,854,250
TOTAL UTILITIES		15,707,806
TOTAL COMMON STOCKS (Cost $1,664,441,652)		1,485,239,247
Nonconvertible Preferred Stocks - 2.1%

CONSUMER DISCRETIONARY - 2.1%
Automobiles - 2.1%
Porsche Automobil Holding SE (Germany)	349,950	16,979,874
Volkswagen AG	115,000	15,415,404
		32,395,278
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $36,649,363)		32,395,278
Money Market Funds - 4.9%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	48,054,871	$ 48,054,871
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	28,852,571	28,852,571
TOTAL MONEY MARKET FUNDS (Cost $76,907,442)		76,907,442
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $1,777,998,457)	1,594,541,967
NET OTHER ASSETS (LIABILITIES) - (2.1)%	(32,719,616)
NET ASSETS - 100%	$ 1,561,822,351
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,024,000 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
New Academy Holding Co. LLC unit	8/1/11	$ 6,324,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 39,127
Fidelity Securities Lending Cash Central Fund	492,730
Total	$ 531,857
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
McCormick & Schmick's Seafood Restaurants	$ 7,002,000	$ 1,791,991	$ 9,712,376	$ -	$ -
Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 144,775,420	$ 139,562,837	$ 5,212,583	$ -
Consumer Staples	139,605,494	139,605,494	-	-
Energy	215,462,433	215,462,433	-	-
Financials	273,989,661	267,965,661	-	6,024,000
Health Care	150,778,918	150,778,918	-	-
Industrials	134,669,958	134,669,958	-	-
Information Technology	412,355,999	408,511,330	3,844,669	-
Materials	28,008,836	28,008,836	-	-
Telecommunication Services	2,280,000	2,280,000	-	-
Utilities	15,707,806	15,707,806	-	-
Money Market Funds	76,907,442	76,907,442	-	-
Total Investments in Securities:	$ 1,594,541,967	$ 1,579,460,715	$ 9,057,252	$ 6,024,000
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	(118,855)
Total Unrealized Gain (Loss)	(181,147)
Cost of Purchases	6,324,002
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 6,024,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2011	$ (300,002)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.3%
United Kingdom	4.3%
Germany	2.1%
Switzerland	1.8%
Netherlands	1.6%
Taiwan	1.4%
Canada	1.1%
Others (Individually Less Than 1%)	3.4%
100.0%
Income Tax Information

At September 30, 2011, the Fund had a capital loss carryforward of approximately $474,737,430 of which $450,735,013 and $24,002,417 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value (including securities loaned of $26,964,049) - See accompanying schedule: Unaffiliated issuers (cost $1,701,091,015)	$ 1,517,634,525
Fidelity Central Funds (cost $76,907,442)	76,907,442
Total Investments (cost $1,777,998,457)		$ 1,594,541,967
Foreign currency held at value (cost $57,584)		57,658
Receivable for investments sold		22,739,916
Receivable for fund shares sold		78,888
Dividends receivable		1,638,260
Distributions receivable from Fidelity Central Funds		135,355
Other receivables		77,810
Total assets		1,619,269,854

Liabilities
Payable for investments purchased	$ 27,195,457
Payable for fund shares redeemed	509,948
Accrued management fee	585,786
Distribution and service plan fees payable	29,870
Other affiliated payables	155,308
Other payables and accrued expenses	118,563
Collateral on securities loaned, at value	28,852,571
Total liabilities		57,447,503

Net Assets		$ 1,561,822,351
Net Assets consist of:
Paid in capital		$ 2,221,878,866
Undistributed net investment income		16,136,819
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(492,724,610)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(183,468,724)
Net Assets		$ 1,561,822,351

Statement of Assets and Liabilities - continued

September 30, 2011

Class O: Net Asset Value, offering price and redemption price per share ($1,268,316,173 ÷ 95,143,516 shares)	$ 13.33

Class A: Net Asset Value and redemption price per share ($98,807,639 ÷ 7,560,633 shares)	$ 13.07

Maximum offering price per share (100/94.25 of $13.07)	$ 13.87
Class T: Net Asset Value and redemption price per share ($11,251,209 ÷ 866,463 shares)	$ 12.99

Maximum offering price per share (100/96.50 of $12.99)	$ 13.46
Class B: Net Asset Value and offering price per share ($776,424 ÷ 60,567 shares)A	$ 12.82

Class C: Net Asset Value and offering price per share ($3,029,731 ÷ 236,425 shares)A	$ 12.81

Institutional Class: Net Asset Value, offering price and redemption price per share ($179,641,175 ÷ 13,231,792 shares)	$ 13.58

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 29,536,364
Interest		64
Income from Fidelity Central Funds		531,857
Total income		30,068,285

Expenses
Management fee	$ 7,541,667
Transfer agent fees	1,007,563
Distribution and service plan fees	405,233
Accounting and security lending fees	547,013
Custodian fees and expenses	77,732
Independent trustees' compensation	9,830
Appreciation in deferred trustee compensation account	426
Registration fees	89,879
Audit	82,285
Legal	11,118
Interest	421
Miscellaneous	18,745
Total expenses before reductions	9,791,912
Expense reductions	(107,187)	9,684,725
Net investment income (loss)		20,383,560
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	112,838,747
Other affiliated issuers	(2,478,718)
Foreign currency transactions	(181,109)
Futures contracts	(2,191,473)
Total net realized gain (loss)		107,987,447
Change in net unrealized appreciation (depreciation) on: Investment securities	(113,018,178)
Assets and liabilities in foreign currencies	(14,249)
Total change in net unrealized appreciation (depreciation)		(113,032,427)
Net gain (loss)		(5,044,980)
Net increase (decrease) in net assets resulting from operations		$ 15,338,580

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,383,560	$ 19,337,736
Net realized gain (loss)	107,987,447	269,379,837
Change in net unrealized appreciation (depreciation)	(113,032,427)	(109,174,126)
Net increase (decrease) in net assets resulting from operations	15,338,580	179,543,447
Distributions to shareholders from net investment income	(17,474,487)	(18,699,364)
Distributions to shareholders from net realized gain	(5,265,348)	(699,305)
Total distributions	(22,739,835)	(19,398,669)
Share transactions - net increase (decrease)	(50,888,703)	(394,795,070)
Total increase (decrease) in net assets	(58,289,958)	(234,650,292)

Net Assets
Beginning of period	1,620,112,309	1,854,762,601
End of period (including undistributed net investment income of $16,136,819 and undistributed net investment income of $13,656,466, respectively)	$ 1,561,822,351	$ 1,620,112,309

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.55	$ 12.33	$ 12.06	$ 17.44	$ 14.82
Income from Investment Operations
Net investment income (loss) C	.18	.15	.13	.20	.15
Net realized and unrealized gain (loss)	(.20)	1.21	.29	(5.41)	2.62
Total from investment operations	(.02)	1.36	.42	(5.21)	2.77
Distributions from net investment income	(.15)	(.14)	(.15)	(.17)	(.15)
Distributions from net realized gain	(.04)	(.01)	-	-	-
Total distributions	(.20) H	(.14) G	(.15)	(.17)	(.15)
Net asset value, end of period	$ 13.33	$ 13.55	$ 12.33	$ 12.06	$ 17.44
Total Return A,B	(.32)%	11.15%	4.04%	(30.13)%	18.83%
Ratios to Average Net Assets D,F
Expenses before reductions	.51%	.51%	.51%	.49%	.49%
Expenses net of fee waivers, if any	.51%	.51%	.51%	.49%	.49%
Expenses net of all reductions	.50%	.50%	.50%	.48%	.48%
Net investment income (loss)	1.20%	1.20%	1.34%	1.30%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,268,316	$ 1,458,736	$ 1,708,710	$ 1,758,888	$ 2,878,127
Portfolio turnover rate E	76%	102%	162%	121%	148%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.005 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.044 per share.

Financial Highlights - Class A

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.28	$ 12.09	$ 11.80	$ 17.07	$ 14.53
Income from Investment Operations
Net investment income (loss) D	.13	.10	.08	.13	.08
Net realized and unrealized gain (loss)	(.20)	1.19	.30	(5.29)	2.56
Total from investment operations	(.07)	1.29	.38	(5.16)	2.64
Distributions from net investment income	(.10)	(.09)	(.09)	(.11)	(.10)
Distributions from net realized gain	(.04)	(.01)	-	-	-
Total distributions	(.14)	(.10)	(.09)	(.11)	(.10)
Net asset value, end of period	$ 13.07	$ 13.28	$ 12.09	$ 11.80	$ 17.07
Total Return A,B,C	(.62)%	10.70%	3.59%	(30.42)%	18.25%
Ratios to Average Net Assets E,G
Expenses before reductions	.86%	.88%	.95%	.92%	.91%
Expenses net of fee waivers, if any	.86%	.88%	.95%	.92%	.91%
Expenses net of all reductions	.85%	.87%	.93%	.91%	.90%
Net investment income (loss)	.85%	.82%	.90%	.87%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 98,808	$ 110,672	$ 129,758	$ 124,522	$ 182,686
Portfolio turnover rate F	76%	102%	162%	121%	148%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.21	$ 12.04	$ 11.69	$ 16.91	$ 14.45
Income from Investment Operations
Net investment income (loss) C	.06	.05	.05	.08	.03
Net realized and unrealized gain (loss)	(.19)	1.18	.32	(5.26)	2.54
Total from investment operations	(.13)	1.23	.37	(5.18)	2.57
Distributions from net investment income	(.05)	(.05)	(.02)	(.04)	(.11)
Distributions from net realized gain	(.04)	(.01)	-	-	-
Total distributions	(.09)	(.06)	(.02)	(.04)	(.11)
Net asset value, end of period	$ 12.99	$ 13.21	$ 12.04	$ 11.69	$ 16.91
Total Return A,B	(1.05)%	10.25%	3.25%	(30.69)%	17.90%
Ratios to Average Net Assets D,F
Expenses before reductions	1.29%	1.30%	1.33%	1.27%	1.23%
Expenses net of fee waivers, if any	1.29%	1.30%	1.33%	1.27%	1.23%
Expenses net of all reductions	1.28%	1.29%	1.32%	1.26%	1.22%
Net investment income (loss)	.42%	.40%	.52%	.53%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,251	$ 12,051	$ 11,378	$ 12,444	$ 26,732
Portfolio turnover rate E	76%	102%	162%	121%	148%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.04	$ 11.90	$ 11.59	$ 16.80	$ 14.38
Income from Investment Operations
Net investment income (loss) C	(.01)	(.01)	- H	- H	(.06)
Net realized and unrealized gain (loss)	(.19)	1.17	.31	(5.21)	2.54
Total from investment operations	(.20)	1.16	.31	(5.21)	2.48
Distributions from net investment income	-	(.01)	-	-	(.06)
Distributions from net realized gain	(.02)	(.01)	-	-	-
Total distributions	(.02)	(.02)	-	-	(.06)
Net asset value, end of period	$ 12.82	$ 13.04	$ 11.90	$ 11.59	$ 16.80
Total Return A,B	(1.57)%	9.72%	2.67%	(31.01)%	17.26%
Ratios to Average Net Assets D,G
Expenses before reductions	1.78%	1.80%	1.83%	1.79%	1.81%
Expenses net of fee waivers, if any	1.78%	1.80%	1.83%	1.79%	1.81%
Expenses net of all reductions	1.77%	1.79%	1.81%	1.78%	1.80%
Net investment income (loss)	(.07)%	(.10)%	.02%	-% F	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 776	$ 1,060	$ 1,072	$ 853	$ 1,356
Portfolio turnover rate E	76%	102%	162%	121%	148%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.04	$ 11.90	$ 11.59	$ 16.80	$ 14.37
Income from Investment Operations
Net investment income (loss) C	(.01)	(.01)	- G	- G	(.06)
Net realized and unrealized gain (loss)	(.19)	1.16	.31	(5.21)	2.54
Total from investment operations	(.20)	1.15	.31	(5.21)	2.48
Distributions from net investment income	-	(.01)	-	-	(.05)
Distributions from net realized gain	(.03)	(.01)	-	-	-
Total distributions	(.03)	(.01) H	-	-	(.05)
Net asset value, end of period	$ 12.81	$ 13.04	$ 11.90	$ 11.59	$ 16.80
Total Return A,B	(1.58)%	9.69%	2.67%	(31.01)%	17.31%
Ratios to Average Net Assets D,F
Expenses before reductions	1.78%	1.79%	1.82%	1.79%	1.79%
Expenses net of fee waivers, if any	1.78%	1.79%	1.82%	1.79%	1.79%
Expenses net of all reductions	1.77%	1.79%	1.81%	1.78%	1.78%
Net investment income (loss)	(.07)%	(.09)%	.03%	.01%	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,030	$ 2,853	$ 2,501	$ 2,676	$ 4,897
Portfolio turnover rate E	76%	102%	162%	121%	148%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.005 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.82	$ 12.57	$ 12.15	$ 17.56	$ 14.77
Income from Investment Operations
Net investment income (loss) B	.15	.11	.10	.17	.12
Net realized and unrealized gain (loss)	(.20)	1.24	.34	(5.45)	2.67
Total from investment operations	(.05)	1.35	.44	(5.28)	2.79
Distributions from net investment income	(.15)	(.10)	(.02)	(.13)	-
Distributions from net realized gain	(.04)	(.01)	-	-	-
Total distributions	(.19)	(.10) F	(.02)	(.13)	-
Net asset value, end of period	$ 13.58	$ 13.82	$ 12.57	$ 12.15	$ 17.56
Total Return A	(.50)%	10.81%	3.75%	(30.25)%	18.89%
Ratios to Average Net Assets C,E
Expenses before reductions	.74%	.78%	.79%	.69%	.65%
Expenses net of fee waivers, if any	.74%	.78%	.79%	.69%	.65%
Expenses net of all reductions	.73%	.77%	.77%	.69%	.64%
Net investment income (loss)	.97%	.92%	1.06%	1.10%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 179,641	$ 34,740	$ 1,344	$ 5,242	$ 42,212
Portfolio turnover rate D	76%	102%	162%	121%	148%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2011

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of September 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 104,481,119
Gross unrealized depreciation	(301,523,482)
Net unrealized appreciation (depreciation) on securities and other investments	$ (197,042,363)

Tax Cost	$ 1,791,584,330

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 16,199,835
Capital loss carryforward	$ (474,737,430)
Net unrealized appreciation (depreciation)	$ (197,054,597)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be September 30, 2012.

The tax character of distributions paid was as follows:

	September 30, 2011	September 30, 2010
Ordinary Income	$ 22,739,835	$ 19,398,669

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of ($2,191,473) related to its investment in futures contracts. This amount is included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,312,644,689 and $1,374,678,133, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 295,897	$ 4,843
Class T	.25%	.25%	66,929	370
Class B	.75%	.25%	10,164	7,629
Class C	.75%	.25%	32,243	5,136
			$ 405,233	$ 17,978

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,800
Class T	2,494
Class B*	3,414
Class C*	220
$ 12,928

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 519,890.03
Class A	159,259.13
Class T	41,768.31
Class B	3,070.30
Class C	9,730.30
Institutional Class	273,846.26
	$ 1,007,563

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $61,981 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,410,167.34%		$ 421

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,727 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $492,730, and includes $739 from securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $107,187 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2011	2010
From net investment income
Class O	$ 15,800,906	$ 17,708,586
Class A	793,484	926,935
Class T	41,691	51,155
Class B	-	889
Class C	-	1,448
Institutional Class	838,406	10,351
Total	$ 17,474,487	$ 18,699,364
From net realized gain
Class O	$ 4,604,191	$ 641,616
Class A	359,871	50,930
Class T	39,878	4,736
Class B	1,300	444
Class C	5,695	1,034
Institutional Class	254,413	545
Total	$ 5,265,348	$ 699,305

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2011	2010	2011	2010
Class O
Shares sold	5,397,022	9,552,630	$ 80,718,498	$ 122,347,240
Reinvestment of distributions	1,202,134	1,247,286	17,731,460	15,553,658
Shares redeemed	(19,120,847)	(41,671,845)	(289,198,834)	(535,108,268)
Net increase (decrease)	(12,521,691)	(30,871,929)	$ (190,748,876)	$ (397,207,370)
Class A
Shares sold	1,717,597	2,753,283	$ 25,412,083	$ 35,143,064
Reinvestment of distributions	74,702	74,066	1,083,158	908,047
Shares redeemed	(2,563,138)	(5,224,869)	(37,854,858)	(66,445,318)
Net increase (decrease)	(770,839)	(2,397,520)	$ (11,359,617)	$ (30,394,207)
Class T
Shares sold	158,749	163,283	$ 2,355,345	$ 2,055,777
Reinvestment of distributions	5,400	4,499	78,078	55,026
Shares redeemed	(209,985)	(200,402)	(3,151,921)	(2,544,126)
Net increase (decrease)	(45,836)	(32,620)	$ (718,498)	$ (433,323)
Class B
Shares sold	6,828	15,874	$ 96,696	$ 199,572
Reinvestment of distributions	83	106	1,194	1,288
Shares redeemed	(27,678)	(24,729)	(405,514)	(310,445)
Net increase (decrease)	(20,767)	(8,749)	$ (307,624)	$ (109,585)
Class C
Shares sold	65,288	66,698	$ 956,325	$ 848,168
Reinvestment of distributions	370	196	5,303	2,376
Shares redeemed	(47,958)	(58,243)	(699,223)	(719,732)
Net increase (decrease)	17,700	8,651	$ 262,405	$ 130,812
Institutional Class
Shares sold	11,431,490	2,435,059	$ 163,363,083	$ 33,604,258
Reinvestment of distributions	72,217	612	1,086,867	7,803
Shares redeemed	(785,458)	(29,007)	(12,466,443)	(393,458)
Net increase (decrease)	10,718,249	2,406,664	$ 151,983,507	$ 33,218,603

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Class O and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class O and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Advisor Diversified Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of Class O of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2010 and the total expense ratio of Class T ranked equal to its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan), Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

DESIN-UANN-1111
1.837886.105

Fidelity® Destiny® Portfolios:
Fidelity Advisor®

Diversified Stock Fund -

Class O

Annual Report

September 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Global equity markets finished the third quarter in a significant downturn that intensified in late July and early August, as Congress struggled to raise the debt ceiling and Standard & Poor's announced it was lowering its long-term sovereign credit rating of the United States. The historic downgrade, along with continued evidence of a slowing global economy, heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Past 5 years	Past 10 years
Class O	-0.32%	-0.88%	2.54%
$50/month 15-Year Plan A	-52.35%	-4.45%	1.20%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect custodian fees and sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan, and 5.7% on each subsequent investment thereafter, and a Custodian Fee of up to $1.50 per investment. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified Stock Fund - Class O on September 30, 2001. The chart shows how the value of an investment in the fund would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks eked out slight gains for the 12 months ending September 30, 2011, as investor angst over global economic woes overtook the market in the latter half of the period, extinguishing the sharp run-up in equities from October through April. For the year, the S&P 500® Index rose only 1.14%, while the blue-chip Dow Jones Industrial AverageSM increased 3.83% and the technology-heavy Nasdaq Composite® Index added 2.96%. Following an extended rally fueled by encouraging economic activity, stocks eventually derailed in late July and early August amid wrangling over the U.S. debt ceiling, Standard & Poor's downgrade of the country's long-term sovereign credit rating and deepening debt troubles in Europe. Markets remained volatile through September, when the S&P 500® registered its worst calendar-quarter finish since late 2008. Among market segments, financials had the largest decline (-17%), while the defensive utilities sector fared best (+12%). Small and mid-sized stocks fell shy of their larger-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -3.53% and -0.88%, respectively. The financial crisis in Europe helped push the MSCI® EAFE® (Europe, Australasia, Far East) Index to a 12-month decline of 9.26%, its weakest one-year trailing return in more than two years.

Comments from James Morrow, Portfolio Manager of Fidelity Advisor® Diversified Stock Fund: For the year, the fund's Class O shares returned -0.32% (excluding sales charges), lagging the S&P 500®. The financials sector detracted the most, especially positioning in banks and an overweighting in diversified financials stocks, mainly JPMorgan Chase and Morgan Stanley. The group's biggest individual detractor was an out-of-index position in mortgage insurer Radian Group. Positioning in consumer discretionary and utilities, along with stock picking in health care, also hurt. In contrast, the fund benefited from positioning in information technology and industrials. Other notable detractors included Corning - which makes glass for flat-panel video displays - an underweighting in software giant Microsoft (which was sold from the fund before period end) and lack of exposure to Internet retailer and index component Amazon.com. In terms of contributors, electronic payment processors MasterCard and Visa both recovered from depressed valuations. An out-of-index position in Acacia Research, a niche patent-licensing business, also helped, as did consumer electronics and computer maker Apple and Internet search leader Google.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period* April 1, 2011 to September 30, 2011
Class O	.51%
Actual		$ 1,000.00	$ 844.20	$ 2.36
HypotheticalA		$ 1,000.00	$ 1,022.51	$ 2.59
Class A	.86%
Actual		$ 1,000.00	$ 843.20	$ 3.97
HypotheticalA		$ 1,000.00	$ 1,020.76	$ 4.36
Class T	1.29%
Actual		$ 1,000.00	$ 841.30	$ 5.95
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.53
Class B	1.78%
Actual		$ 1,000.00	$ 839.00	$ 8.21
HypotheticalA		$ 1,000.00	$ 1,016.14	$ 9.00
Class C	1.78%
Actual		$ 1,000.00	$ 838.90	$ 8.21
HypotheticalA		$ 1,000.00	$ 1,016.14	$ 9.00
Institutional Class	.74%
Actual		$ 1,000.00	$ 843.50	$ 3.42
HypotheticalA		$ 1,000.00	$ 1,021.36	$ 3.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.1	3.3
Exxon Mobil Corp.	4.3	4.5
JPMorgan Chase & Co.	3.8	4.0
Google, Inc. Class A	3.3	1.4
Wells Fargo & Co.	3.2	3.1
Chevron Corp.	3.1	3.5
PepsiCo, Inc.	2.4	1.9
International Business Machines Corp.	2.0	2.2
Visa, Inc. Class A	1.8	1.4
Pfizer, Inc.	1.8	1.4
	30.8
Top Five Market Sectors as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.4	24.0
Financials	17.5	19.7
Energy	13.8	12.7
Health Care	9.7	11.4
Consumer Discretionary	9.3	10.1
Asset Allocation (% of fund's net assets)
As of September 30, 2011 *		As of March 31, 2011 **
	Stocks 97.2%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 2.8%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	15.7%	** Foreign investments	14.0%

Annual Report

Investments September 30, 2011

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
CONSUMER DISCRETIONARY - 7.2%
Distributors - 0.3%
Li & Fung Ltd.	3,124,000	$ 5,212,583
Hotels, Restaurants & Leisure - 0.3%
Denny's Corp. (a)	411,098	1,368,956
Ruth's Hospitality Group, Inc. (a)	623,600	2,675,244
		4,044,200
Household Durables - 0.5%
D.R. Horton, Inc.	200,000	1,808,000
iRobot Corp. (a)	50,000	1,258,000
KB Home (d)	500,000	2,930,000
Toll Brothers, Inc. (a)	125,000	1,803,750
		7,799,750
Leisure Equipment & Products - 0.1%
Brunswick Corp.	125,000	1,755,000
Media - 2.7%
Comcast Corp. Class A	900,000	18,810,000
DreamWorks Animation SKG, Inc. Class A (a)	50,000	909,000
The Walt Disney Co.	250,000	7,540,000
Time Warner, Inc.	500,000	14,985,000
		42,244,000
Multiline Retail - 0.9%
Dollar General Corp. (a)	90,000	3,398,400
Target Corp.	225,000	11,034,000
		14,432,400
Specialty Retail - 2.3%
Best Buy Co., Inc.	400,000	9,320,000
Citi Trends, Inc. (a)	200,000	2,354,000
Francescas Holdings Corp. (a)	125,000	2,651,250
Lowe's Companies, Inc.	550,000	10,637,000
Lumber Liquidators Holdings, Inc. (a)	39,229	592,358
Staples, Inc.	675,000	8,977,500
Talbots, Inc. (a)(d)	500,000	1,350,000
		35,882,108
Textiles, Apparel & Luxury Goods - 0.1%
Arezzo Industria e Comercio SA	100,000	1,010,101
TOTAL CONSUMER DISCRETIONARY		112,380,142
CONSUMER STAPLES - 8.9%
Beverages - 2.8%
PepsiCo, Inc.	600,000	37,140,000
The Coca-Cola Co.	100,000	6,756,000
		43,896,000
Food & Staples Retailing - 0.8%
CVS Caremark Corp.	315,000	10,577,700
Drogasil SA	375,000	2,242,823
		12,820,523

	Shares	Value
Food Products - 1.3%
Danone	225,000	$ 13,927,221
Green Mountain Coffee Roasters, Inc. (a)	15,000	1,394,100
Unilever NV (NY Reg.)	175,000	5,510,750
		20,832,071
Household Products - 2.8%
Colgate-Palmolive Co.	240,000	21,283,200
Procter & Gamble Co.	350,000	22,113,000
		43,396,200
Personal Products - 0.1%
Nu Skin Enterprises, Inc. Class A	24,288	984,150
Tobacco - 1.1%
British American Tobacco PLC sponsored ADR	135,000	11,438,550
Philip Morris International, Inc.	100,000	6,238,000
		17,676,550
TOTAL CONSUMER STAPLES		139,605,494
ENERGY - 13.8%
Energy Equipment & Services - 1.8%
Exterran Holdings, Inc. (a)	300,000	2,916,000
Halliburton Co.	225,000	6,867,000
Helmerich & Payne, Inc.	75,000	3,045,000
McDermott International, Inc. (a)	200,000	2,152,000
Nabors Industries Ltd. (a)	150,000	1,839,000
National Oilwell Varco, Inc.	50,000	2,561,000
Noble Corp.	250,000	7,337,500
Trinidad Drilling Ltd.	300,000	1,731,375
		28,448,875
Oil, Gas & Consumable Fuels - 12.0%
Amyris, Inc. (d)	250,000	5,060,000
Apache Corp.	100,000	8,024,000
BPZ Energy, Inc. (a)(d)	750,000	2,077,500
Canadian Natural Resources Ltd.	100,000	2,935,228
Chevron Corp.	525,000	48,573,000
Clean Energy Fuels Corp. (a)(d)	175,000	1,946,000
Daylight Energy Ltd. (d)	625,000	3,159,878
EXCO Resources, Inc.	500,000	5,360,000
Exxon Mobil Corp.	925,000	67,182,750
Hess Corp.	75,000	3,934,500
Magnum Hunter Resources Corp.	195,700	647,767
Magnum Hunter Resources Corp. warrants 8/29/13 (a)	30,000	0
Newfield Exploration Co. (a)	50,000	1,984,500
Petrobank Energy & Resources Ltd. (a)	178,000	1,078,222
Plains Exploration & Production Co. (a)	125,000	2,838,750
QEP Resources, Inc.	125,000	3,383,750
Royal Dutch Shell PLC Class A sponsored ADR	275,000	16,918,000
Solazyme, Inc.	50,000	480,500
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Suncor Energy, Inc.	300,000	$ 7,658,113
Whiting Petroleum Corp. (a)	107,500	3,771,100
		187,013,558
TOTAL ENERGY		215,462,433
FINANCIALS - 17.5%
Capital Markets - 4.2%
Ashmore Group PLC	1,000,000	5,061,389
Bank of New York Mellon Corp.	400,000	7,436,000
Goldman Sachs Group, Inc.	250,000	23,637,500
KKR & Co. LP	450,000	4,680,000
Morgan Stanley	1,500,000	20,250,000
The Blackstone Group LP	400,000	4,792,000
		65,856,889
Commercial Banks - 5.0%
Alliance Financial Corp.	200,000	5,610,000
BB&T Corp.	525,000	11,198,250
M&T Bank Corp.	70,000	4,893,000
SunTrust Banks, Inc.	300,000	5,385,000
Wells Fargo & Co.	2,100,000	50,652,000
		77,738,250
Diversified Financial Services - 5.3%
JPMorgan Chase & Co.	2,000,000	60,240,000
KKR Financial Holdings LLC	2,250,000	16,717,500
New Academy Holding Co. LLC unit (e)(f)	60,000	6,024,000
		82,981,500
Insurance - 2.5%
ACE Ltd.	125,000	7,575,000
Allstate Corp.	225,000	5,330,250
Brasil Insurance Participacoes e Administracao SA	350,000	3,274,854
Genworth Financial, Inc. Class A (a)	600,000	3,444,000
Hanover Insurance Group, Inc.	125,000	4,437,500
Lincoln National Corp.	325,000	5,079,750
MetLife, Inc.	200,000	5,602,000
RenaissanceRe Holdings Ltd.	62,500	3,987,500
		38,730,854
Thrifts & Mortgage Finance - 0.5%
First Niagara Financial Group, Inc.	400,000	3,660,000
MGIC Investment Corp. (a)	427,492	799,410
Radian Group, Inc. (d)	1,928,200	4,222,758
		8,682,168
TOTAL FINANCIALS		273,989,661
HEALTH CARE - 9.7%
Biotechnology - 1.7%
Alexion Pharmaceuticals, Inc. (a)	30,000	1,921,800

	Shares	Value
Alnylam Pharmaceuticals, Inc. (a)	325,000	$ 2,135,250
Amgen, Inc.	205,000	11,264,750
Anacor Pharmaceuticals, Inc. (d)	200,000	1,140,000
BioMarin Pharmaceutical, Inc. (a)	25,000	796,750
Gilead Sciences, Inc. (a)	100,000	3,880,000
PDL BioPharma, Inc. (d)	675,000	3,746,250
Vertex Pharmaceuticals, Inc. (a)	30,000	1,336,200
		26,221,000
Health Care Equipment & Supplies - 0.2%
Hill-Rom Holdings, Inc.	25,000	750,500
SonoSite, Inc. (a)	75,000	2,275,500
		3,026,000
Health Care Providers & Services - 2.4%
Emeritus Corp. (a)	153,472	2,163,955
Express Scripts, Inc. (a)	75,000	2,780,250
HCA Holdings, Inc.	50,000	1,008,000
McKesson Corp.	225,000	16,357,500
Medco Health Solutions, Inc. (a)	100,000	4,689,000
Quest Diagnostics, Inc.	25,000	1,234,000
WellPoint, Inc.	150,000	9,792,000
		38,024,705
Pharmaceuticals - 5.4%
Abbott Laboratories	125,000	6,392,500
Auxilium Pharmaceuticals, Inc. (a)	75,000	1,124,250
Elan Corp. PLC sponsored ADR (a)	150,000	1,579,500
GlaxoSmithKline PLC sponsored ADR	287,500	11,870,875
Merck & Co., Inc.	600,000	19,626,000
Pfizer, Inc.	1,575,000	27,846,000
Roche Holding AG (participation certificate)	75,000	12,171,778
XenoPort, Inc. (a)	490,900	2,896,310
		83,507,213
TOTAL HEALTH CARE		150,778,918
INDUSTRIALS - 8.6%
Aerospace & Defense - 1.4%
Honeywell International, Inc.	225,000	9,879,750
Lockheed Martin Corp.	50,000	3,632,000
Rockwell Collins, Inc.	17,500	923,300
United Technologies Corp.	100,000	7,036,000
		21,471,050
Airlines - 0.3%
Delta Air Lines, Inc. (a)	600,000	4,500,000
Building Products - 0.5%
Lennox International, Inc.	75,000	1,933,500
Owens Corning (a)	225,000	4,878,000
Quanex Building Products Corp.	150,000	1,642,500
		8,454,000
Commercial Services & Supplies - 0.7%
Covanta Holding Corp.	400,000	6,076,000
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
EnerNOC, Inc. (a)(d)	250,000	$ 2,250,000
Standard Parking Corp. (a)	175,000	2,737,000
		11,063,000
Construction & Engineering - 0.6%
Jacobs Engineering Group, Inc. (a)	100,000	3,229,000
Quanta Services, Inc. (a)	300,000	5,637,000
		8,866,000
Electrical Equipment - 0.1%
Polypore International, Inc. (a)	30,000	1,695,600
Industrial Conglomerates - 2.5%
General Electric Co.	1,500,000	22,860,000
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	950,000	17,043,000
		39,903,000
Machinery - 0.9%
Ingersoll-Rand Co. Ltd.	375,000	10,533,750
PACCAR, Inc.	22,500	760,950
SPX Corp.	75,000	3,398,250
		14,692,950
Professional Services - 0.9%
Acacia Research Corp. - Acacia Technologies (a)	200,000	7,198,000
Michael Page International PLC	1,000,000	5,752,358
RPX Corp.	25,000	517,750
		13,468,108
Road & Rail - 0.5%
Con-way, Inc.	100,000	2,213,000
CSX Corp.	200,000	3,734,000
Swift Transporation Co.	325,000	2,093,000
		8,040,000
Trading Companies & Distributors - 0.2%
WESCO International, Inc. (a)	75,000	2,516,250
TOTAL INDUSTRIALS		134,669,958
INFORMATION TECHNOLOGY - 26.4%
Communications Equipment - 2.1%
Brocade Communications Systems, Inc. (a)	500,000	2,160,000
Cisco Systems, Inc.	1,450,000	22,460,500
Juniper Networks, Inc. (a)	500,000	8,630,000
		33,250,500
Computers & Peripherals - 5.6%
Apple, Inc. (a)	210,000	80,047,802
Hewlett-Packard Co.	329,000	7,386,050
		87,433,852
Electronic Equipment & Components - 2.0%
Avnet, Inc. (a)	150,000	3,912,000
Coretronic Corp.	2,250,000	1,717,793

	Shares	Value
Corning, Inc.	1,419,100	$ 17,540,076
Everlight Electronics Co. Ltd.	1,250,000	2,126,876
Fabrinet (a)	250,000	4,675,000
Itron, Inc. (a)	50,000	1,475,000
		31,446,745
Internet Software & Services - 4.5%
Akamai Technologies, Inc. (a)	300,000	5,964,000
Blinkx PLC (a)(d)	1,500,000	3,462,645
Google, Inc. Class A (a)	100,000	51,438,000
RightNow Technologies, Inc. (a)	7,000	231,350
SciQuest, Inc.	450,010	6,723,149
WebMD Health Corp. (a)	75,000	2,261,250
		70,080,394
IT Services - 7.6%
Cognizant Technology Solutions Corp. Class A (a)	200,000	12,540,000
International Business Machines Corp.	175,000	30,630,250
MasterCard, Inc. Class A	80,000	25,372,800
Paychex, Inc.	825,000	21,755,250
Visa, Inc. Class A	325,000	27,859,000
		118,157,300
Semiconductors & Semiconductor Equipment - 2.2%
Ceva, Inc. (a)	100,000	2,431,000
KLA-Tencor Corp.	125,000	4,785,000
Lam Research Corp. (a)	75,000	2,848,500
NVIDIA Corp. (a)	75,000	937,500
NXP Semiconductors NV (a)	268,300	3,788,396
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	1,600,000	7,648,000
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,000,000	11,430,000
		33,868,396
Software - 2.4%
Autonomy Corp. PLC (a)	300,000	11,932,087
Concur Technologies, Inc. (a)	25,000	930,500
NetSuite, Inc. (a)	25,000	675,250
Nuance Communications, Inc. (a)	400,000	8,144,000
Oracle Corp.	500,000	14,370,000
SuccessFactors, Inc. (a)	2,500	57,475
VMware, Inc. Class A (a)	25,000	2,009,500
		38,118,812
TOTAL INFORMATION TECHNOLOGY		412,355,999
MATERIALS - 1.8%
Chemicals - 0.9%
Air Products & Chemicals, Inc.	25,000	1,909,250
Cabot Corp.	110,000	2,725,800
Ecolab, Inc. (d)	125,000	6,111,250
Olin Corp.	125,000	2,251,250
W.R. Grace & Co. (a)	50,000	1,665,000
		14,662,550
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.9%
Colossus Minerals, Inc. (a)	125,000	$ 666,555
Gem Diamonds Ltd. (a)	1,200,000	3,909,981
Nucor Corp.	225,000	7,119,000
United States Steel Corp. (d)	75,000	1,650,750
		13,346,286
TOTAL MATERIALS		28,008,836
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Sprint Nextel Corp. (a)	750,000	2,280,000
UTILITIES - 1.0%
Electric Utilities - 0.6%
Entergy Corp.	50,000	3,314,500
NextEra Energy, Inc.	125,000	6,752,500
		10,067,000
Gas Utilities - 0.1%
National Fuel Gas Co.	36,700	1,786,556
Multi-Utilities - 0.3%
TECO Energy, Inc.	225,000	3,854,250
TOTAL UTILITIES		15,707,806
TOTAL COMMON STOCKS (Cost $1,664,441,652)		1,485,239,247
Nonconvertible Preferred Stocks - 2.1%

CONSUMER DISCRETIONARY - 2.1%
Automobiles - 2.1%
Porsche Automobil Holding SE (Germany)	349,950	16,979,874
Volkswagen AG	115,000	15,415,404
		32,395,278
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $36,649,363)		32,395,278
Money Market Funds - 4.9%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	48,054,871	$ 48,054,871
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	28,852,571	28,852,571
TOTAL MONEY MARKET FUNDS (Cost $76,907,442)		76,907,442
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $1,777,998,457)	1,594,541,967
NET OTHER ASSETS (LIABILITIES) - (2.1)%	(32,719,616)
NET ASSETS - 100%	$ 1,561,822,351
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,024,000 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
New Academy Holding Co. LLC unit	8/1/11	$ 6,324,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 39,127
Fidelity Securities Lending Cash Central Fund	492,730
Total	$ 531,857
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
McCormick & Schmick's Seafood Restaurants	$ 7,002,000	$ 1,791,991	$ 9,712,376	$ -	$ -
Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 144,775,420	$ 139,562,837	$ 5,212,583	$ -
Consumer Staples	139,605,494	139,605,494	-	-
Energy	215,462,433	215,462,433	-	-
Financials	273,989,661	267,965,661	-	6,024,000
Health Care	150,778,918	150,778,918	-	-
Industrials	134,669,958	134,669,958	-	-
Information Technology	412,355,999	408,511,330	3,844,669	-
Materials	28,008,836	28,008,836	-	-
Telecommunication Services	2,280,000	2,280,000	-	-
Utilities	15,707,806	15,707,806	-	-
Money Market Funds	76,907,442	76,907,442	-	-
Total Investments in Securities:	$ 1,594,541,967	$ 1,579,460,715	$ 9,057,252	$ 6,024,000
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	(118,855)
Total Unrealized Gain (Loss)	(181,147)
Cost of Purchases	6,324,002
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 6,024,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2011	$ (300,002)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.3%
United Kingdom	4.3%
Germany	2.1%
Switzerland	1.8%
Netherlands	1.6%
Taiwan	1.4%
Canada	1.1%
Others (Individually Less Than 1%)	3.4%
100.0%
Income Tax Information

At September 30, 2011, the Fund had a capital loss carryforward of approximately $474,737,430 of which $450,735,013 and $24,002,417 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value (including securities loaned of $26,964,049) - See accompanying schedule: Unaffiliated issuers (cost $1,701,091,015)	$ 1,517,634,525
Fidelity Central Funds (cost $76,907,442)	76,907,442
Total Investments (cost $1,777,998,457)		$ 1,594,541,967
Foreign currency held at value (cost $57,584)		57,658
Receivable for investments sold		22,739,916
Receivable for fund shares sold		78,888
Dividends receivable		1,638,260
Distributions receivable from Fidelity Central Funds		135,355
Other receivables		77,810
Total assets		1,619,269,854

Liabilities
Payable for investments purchased	$ 27,195,457
Payable for fund shares redeemed	509,948
Accrued management fee	585,786
Distribution and service plan fees payable	29,870
Other affiliated payables	155,308
Other payables and accrued expenses	118,563
Collateral on securities loaned, at value	28,852,571
Total liabilities		57,447,503

Net Assets		$ 1,561,822,351
Net Assets consist of:
Paid in capital		$ 2,221,878,866
Undistributed net investment income		16,136,819
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(492,724,610)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(183,468,724)
Net Assets		$ 1,561,822,351

Statement of Assets and Liabilities - continued

September 30, 2011

Class O: Net Asset Value, offering price and redemption price per share ($1,268,316,173 ÷ 95,143,516 shares)	$ 13.33

Class A: Net Asset Value and redemption price per share ($98,807,639 ÷ 7,560,633 shares)	$ 13.07

Maximum offering price per share (100/94.25 of $13.07)	$ 13.87
Class T: Net Asset Value and redemption price per share ($11,251,209 ÷ 866,463 shares)	$ 12.99

Maximum offering price per share (100/96.50 of $12.99)	$ 13.46
Class B: Net Asset Value and offering price per share ($776,424 ÷ 60,567 shares)A	$ 12.82

Class C: Net Asset Value and offering price per share ($3,029,731 ÷ 236,425 shares)A	$ 12.81

Institutional Class: Net Asset Value, offering price and redemption price per share ($179,641,175 ÷ 13,231,792 shares)	$ 13.58

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 29,536,364
Interest		64
Income from Fidelity Central Funds		531,857
Total income		30,068,285

Expenses
Management fee	$ 7,541,667
Transfer agent fees	1,007,563
Distribution and service plan fees	405,233
Accounting and security lending fees	547,013
Custodian fees and expenses	77,732
Independent trustees' compensation	9,830
Appreciation in deferred trustee compensation account	426
Registration fees	89,879
Audit	82,285
Legal	11,118
Interest	421
Miscellaneous	18,745
Total expenses before reductions	9,791,912
Expense reductions	(107,187)	9,684,725
Net investment income (loss)		20,383,560
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	112,838,747
Other affiliated issuers	(2,478,718)
Foreign currency transactions	(181,109)
Futures contracts	(2,191,473)
Total net realized gain (loss)		107,987,447
Change in net unrealized appreciation (depreciation) on: Investment securities	(113,018,178)
Assets and liabilities in foreign currencies	(14,249)
Total change in net unrealized appreciation (depreciation)		(113,032,427)
Net gain (loss)		(5,044,980)
Net increase (decrease) in net assets resulting from operations		$ 15,338,580

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,383,560	$ 19,337,736
Net realized gain (loss)	107,987,447	269,379,837
Change in net unrealized appreciation (depreciation)	(113,032,427)	(109,174,126)
Net increase (decrease) in net assets resulting from operations	15,338,580	179,543,447
Distributions to shareholders from net investment income	(17,474,487)	(18,699,364)
Distributions to shareholders from net realized gain	(5,265,348)	(699,305)
Total distributions	(22,739,835)	(19,398,669)
Share transactions - net increase (decrease)	(50,888,703)	(394,795,070)
Total increase (decrease) in net assets	(58,289,958)	(234,650,292)

Net Assets
Beginning of period	1,620,112,309	1,854,762,601
End of period (including undistributed net investment income of $16,136,819 and undistributed net investment income of $13,656,466, respectively)	$ 1,561,822,351	$ 1,620,112,309

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.55	$ 12.33	$ 12.06	$ 17.44	$ 14.82
Income from Investment Operations
Net investment income (loss) C	.18	.15	.13	.20	.15
Net realized and unrealized gain (loss)	(.20)	1.21	.29	(5.41)	2.62
Total from investment operations	(.02)	1.36	.42	(5.21)	2.77
Distributions from net investment income	(.15)	(.14)	(.15)	(.17)	(.15)
Distributions from net realized gain	(.04)	(.01)	-	-	-
Total distributions	(.20) H	(.14) G	(.15)	(.17)	(.15)
Net asset value, end of period	$ 13.33	$ 13.55	$ 12.33	$ 12.06	$ 17.44
Total Return A,B	(.32)%	11.15%	4.04%	(30.13)%	18.83%
Ratios to Average Net Assets D,F
Expenses before reductions	.51%	.51%	.51%	.49%	.49%
Expenses net of fee waivers, if any	.51%	.51%	.51%	.49%	.49%
Expenses net of all reductions	.50%	.50%	.50%	.48%	.48%
Net investment income (loss)	1.20%	1.20%	1.34%	1.30%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,268,316	$ 1,458,736	$ 1,708,710	$ 1,758,888	$ 2,878,127
Portfolio turnover rate E	76%	102%	162%	121%	148%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.005 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.044 per share.

Financial Highlights - Class A

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.28	$ 12.09	$ 11.80	$ 17.07	$ 14.53
Income from Investment Operations
Net investment income (loss) D	.13	.10	.08	.13	.08
Net realized and unrealized gain (loss)	(.20)	1.19	.30	(5.29)	2.56
Total from investment operations	(.07)	1.29	.38	(5.16)	2.64
Distributions from net investment income	(.10)	(.09)	(.09)	(.11)	(.10)
Distributions from net realized gain	(.04)	(.01)	-	-	-
Total distributions	(.14)	(.10)	(.09)	(.11)	(.10)
Net asset value, end of period	$ 13.07	$ 13.28	$ 12.09	$ 11.80	$ 17.07
Total Return A,B,C	(.62)%	10.70%	3.59%	(30.42)%	18.25%
Ratios to Average Net Assets E,G
Expenses before reductions	.86%	.88%	.95%	.92%	.91%
Expenses net of fee waivers, if any	.86%	.88%	.95%	.92%	.91%
Expenses net of all reductions	.85%	.87%	.93%	.91%	.90%
Net investment income (loss)	.85%	.82%	.90%	.87%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 98,808	$ 110,672	$ 129,758	$ 124,522	$ 182,686
Portfolio turnover rate F	76%	102%	162%	121%	148%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.21	$ 12.04	$ 11.69	$ 16.91	$ 14.45
Income from Investment Operations
Net investment income (loss) C	.06	.05	.05	.08	.03
Net realized and unrealized gain (loss)	(.19)	1.18	.32	(5.26)	2.54
Total from investment operations	(.13)	1.23	.37	(5.18)	2.57
Distributions from net investment income	(.05)	(.05)	(.02)	(.04)	(.11)
Distributions from net realized gain	(.04)	(.01)	-	-	-
Total distributions	(.09)	(.06)	(.02)	(.04)	(.11)
Net asset value, end of period	$ 12.99	$ 13.21	$ 12.04	$ 11.69	$ 16.91
Total Return A,B	(1.05)%	10.25%	3.25%	(30.69)%	17.90%
Ratios to Average Net Assets D,F
Expenses before reductions	1.29%	1.30%	1.33%	1.27%	1.23%
Expenses net of fee waivers, if any	1.29%	1.30%	1.33%	1.27%	1.23%
Expenses net of all reductions	1.28%	1.29%	1.32%	1.26%	1.22%
Net investment income (loss)	.42%	.40%	.52%	.53%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,251	$ 12,051	$ 11,378	$ 12,444	$ 26,732
Portfolio turnover rate E	76%	102%	162%	121%	148%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.04	$ 11.90	$ 11.59	$ 16.80	$ 14.38
Income from Investment Operations
Net investment income (loss) C	(.01)	(.01)	- H	- H	(.06)
Net realized and unrealized gain (loss)	(.19)	1.17	.31	(5.21)	2.54
Total from investment operations	(.20)	1.16	.31	(5.21)	2.48
Distributions from net investment income	-	(.01)	-	-	(.06)
Distributions from net realized gain	(.02)	(.01)	-	-	-
Total distributions	(.02)	(.02)	-	-	(.06)
Net asset value, end of period	$ 12.82	$ 13.04	$ 11.90	$ 11.59	$ 16.80
Total Return A,B	(1.57)%	9.72%	2.67%	(31.01)%	17.26%
Ratios to Average Net Assets D,G
Expenses before reductions	1.78%	1.80%	1.83%	1.79%	1.81%
Expenses net of fee waivers, if any	1.78%	1.80%	1.83%	1.79%	1.81%
Expenses net of all reductions	1.77%	1.79%	1.81%	1.78%	1.80%
Net investment income (loss)	(.07)%	(.10)%	.02%	-% F	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 776	$ 1,060	$ 1,072	$ 853	$ 1,356
Portfolio turnover rate E	76%	102%	162%	121%	148%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.04	$ 11.90	$ 11.59	$ 16.80	$ 14.37
Income from Investment Operations
Net investment income (loss) C	(.01)	(.01)	- G	- G	(.06)
Net realized and unrealized gain (loss)	(.19)	1.16	.31	(5.21)	2.54
Total from investment operations	(.20)	1.15	.31	(5.21)	2.48
Distributions from net investment income	-	(.01)	-	-	(.05)
Distributions from net realized gain	(.03)	(.01)	-	-	-
Total distributions	(.03)	(.01) H	-	-	(.05)
Net asset value, end of period	$ 12.81	$ 13.04	$ 11.90	$ 11.59	$ 16.80
Total Return A,B	(1.58)%	9.69%	2.67%	(31.01)%	17.31%
Ratios to Average Net Assets D,F
Expenses before reductions	1.78%	1.79%	1.82%	1.79%	1.79%
Expenses net of fee waivers, if any	1.78%	1.79%	1.82%	1.79%	1.79%
Expenses net of all reductions	1.77%	1.79%	1.81%	1.78%	1.78%
Net investment income (loss)	(.07)%	(.09)%	.03%	.01%	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,030	$ 2,853	$ 2,501	$ 2,676	$ 4,897
Portfolio turnover rate E	76%	102%	162%	121%	148%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.005 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.82	$ 12.57	$ 12.15	$ 17.56	$ 14.77
Income from Investment Operations
Net investment income (loss) B	.15	.11	.10	.17	.12
Net realized and unrealized gain (loss)	(.20)	1.24	.34	(5.45)	2.67
Total from investment operations	(.05)	1.35	.44	(5.28)	2.79
Distributions from net investment income	(.15)	(.10)	(.02)	(.13)	-
Distributions from net realized gain	(.04)	(.01)	-	-	-
Total distributions	(.19)	(.10) F	(.02)	(.13)	-
Net asset value, end of period	$ 13.58	$ 13.82	$ 12.57	$ 12.15	$ 17.56
Total Return A	(.50)%	10.81%	3.75%	(30.25)%	18.89%
Ratios to Average Net Assets C,E
Expenses before reductions	.74%	.78%	.79%	.69%	.65%
Expenses net of fee waivers, if any	.74%	.78%	.79%	.69%	.65%
Expenses net of all reductions	.73%	.77%	.77%	.69%	.64%
Net investment income (loss)	.97%	.92%	1.06%	1.10%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 179,641	$ 34,740	$ 1,344	$ 5,242	$ 42,212
Portfolio turnover rate D	76%	102%	162%	121%	148%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2011

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of September 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 104,481,119
Gross unrealized depreciation	(301,523,482)
Net unrealized appreciation (depreciation) on securities and other investments	$ (197,042,363)

Tax Cost	$ 1,791,584,330

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 16,199,835
Capital loss carryforward	$ (474,737,430)
Net unrealized appreciation (depreciation)	$ (197,054,597)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be September 30, 2012.

The tax character of distributions paid was as follows:

	September 30, 2011	September 30, 2010
Ordinary Income	$ 22,739,835	$ 19,398,669

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of ($2,191,473) related to its investment in futures contracts. This amount is included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,312,644,689 and $1,374,678,133, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 295,897	$ 4,843
Class T	.25%	.25%	66,929	370
Class B	.75%	.25%	10,164	7,629
Class C	.75%	.25%	32,243	5,136
			$ 405,233	$ 17,978

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,800
Class T	2,494
Class B*	3,414
Class C*	220
$ 12,928

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 519,890.03
Class A	159,259.13
Class T	41,768.31
Class B	3,070.30
Class C	9,730.30
Institutional Class	273,846.26
	$ 1,007,563

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $61,981 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,410,167.34%		$ 421

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,727 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $492,730, and includes $739 from securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $107,187 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2011	2010
From net investment income
Class O	$ 15,800,906	$ 17,708,586
Class A	793,484	926,935
Class T	41,691	51,155
Class B	-	889
Class C	-	1,448
Institutional Class	838,406	10,351
Total	$ 17,474,487	$ 18,699,364
From net realized gain
Class O	$ 4,604,191	$ 641,616
Class A	359,871	50,930
Class T	39,878	4,736
Class B	1,300	444
Class C	5,695	1,034
Institutional Class	254,413	545
Total	$ 5,265,348	$ 699,305

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2011	2010	2011	2010
Class O
Shares sold	5,397,022	9,552,630	$ 80,718,498	$ 122,347,240
Reinvestment of distributions	1,202,134	1,247,286	17,731,460	15,553,658
Shares redeemed	(19,120,847)	(41,671,845)	(289,198,834)	(535,108,268)
Net increase (decrease)	(12,521,691)	(30,871,929)	$ (190,748,876)	$ (397,207,370)
Class A
Shares sold	1,717,597	2,753,283	$ 25,412,083	$ 35,143,064
Reinvestment of distributions	74,702	74,066	1,083,158	908,047
Shares redeemed	(2,563,138)	(5,224,869)	(37,854,858)	(66,445,318)
Net increase (decrease)	(770,839)	(2,397,520)	$ (11,359,617)	$ (30,394,207)
Class T
Shares sold	158,749	163,283	$ 2,355,345	$ 2,055,777
Reinvestment of distributions	5,400	4,499	78,078	55,026
Shares redeemed	(209,985)	(200,402)	(3,151,921)	(2,544,126)
Net increase (decrease)	(45,836)	(32,620)	$ (718,498)	$ (433,323)
Class B
Shares sold	6,828	15,874	$ 96,696	$ 199,572
Reinvestment of distributions	83	106	1,194	1,288
Shares redeemed	(27,678)	(24,729)	(405,514)	(310,445)
Net increase (decrease)	(20,767)	(8,749)	$ (307,624)	$ (109,585)
Class C
Shares sold	65,288	66,698	$ 956,325	$ 848,168
Reinvestment of distributions	370	196	5,303	2,376
Shares redeemed	(47,958)	(58,243)	(699,223)	(719,732)
Net increase (decrease)	17,700	8,651	$ 262,405	$ 130,812
Institutional Class
Shares sold	11,431,490	2,435,059	$ 163,363,083	$ 33,604,258
Reinvestment of distributions	72,217	612	1,086,867	7,803
Shares redeemed	(785,458)	(29,007)	(12,466,443)	(393,458)
Net increase (decrease)	10,718,249	2,406,664	$ 151,983,507	$ 33,218,603

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class O designates 97% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class O designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Class O and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class O and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Advisor Diversified Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of Class O of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2010 and the total expense ratio of Class T ranked equal to its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan), Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

DESIO-UANN-1111
1.837887.105

Fidelity Advisor®

Diversified Stock Fund -

Class A, Class T, Class B and Class C

Annual Report

September 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Global equity markets finished the third quarter in a significant downturn that intensified in late July and early August, as Congress struggled to raise the debt ceiling and Standard & Poor's announced it was lowering its long-term sovereign credit rating of the United States. The historic downgrade, along with continued evidence of a slowing global economy, heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-6.34%	-2.44%	1.36%
Class T (incl. 3.50% sales charge) A	-4.52%	-2.34%	1.38%
Class B (incl. contingent deferred sales charge) B	-6.49%	-2.54%	1.41%
Class C (incl. contingent deferred sales charge) C	-2.56%	-2.15%	1.41%

A Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower.

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified Stock Fund - Class A on September 30, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of an investment in the fund would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks eked out slight gains for the 12 months ending September 30, 2011, as investor angst over global economic woes overtook the market in the latter half of the period, extinguishing the sharp run-up in equities from October through April. For the year, the S&P 500® Index rose only 1.14%, while the blue-chip Dow Jones Industrial AverageSM increased 3.83% and the technology-heavy Nasdaq Composite® Index added 2.96%. Following an extended rally fueled by encouraging economic activity, stocks eventually derailed in late July and early August amid wrangling over the U.S. debt ceiling, Standard & Poor's downgrade of the country's long-term sovereign credit rating and deepening debt troubles in Europe. Markets remained volatile through September, when the S&P 500® registered its worst calendar-quarter finish since late 2008. Among market segments, financials had the largest decline (-17%), while the defensive utilities sector fared best (+12%). Small and mid-sized stocks fell shy of their larger-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -3.53% and -0.88%, respectively. The financial crisis in Europe helped push the MSCI® EAFE® (Europe, Australasia, Far East) Index to a 12-month decline of 9.26%, its weakest one-year trailing return in more than two years.

Comments from James Morrow, Portfolio Manager of Fidelity Advisor® Diversified Stock Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -0.62%, -1.05%, -1.57% and -1.58%, respectively (excluding sales charges), lagging the S&P 500®. The financials sector detracted the most, especially positioning in banks and an overweighting in diversified financials stocks, mainly JPMorgan Chase and Morgan Stanley. The group's biggest individual detractor was an out-of-index position in mortgage insurer Radian Group. Positioning in consumer discretionary and utilities, along with stock picking in health care, also hurt. In contrast, the fund benefited from positioning in information technology and industrials. Other notable detractors included Corning - which makes glass for flat-panel video displays - an underweighting in software giant Microsoft (which was sold from the fund before period end) and lack of exposure to Internet retailer and index component Amazon.com. In terms of contributors, electronic payment processors MasterCard and Visa both recovered from depressed valuations. An out-of-index position in Acacia Research, a niche patent-licensing business, also helped, as did consumer electronics and computer maker Apple and Internet search leader Google.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period* April 1, 2011 to September 30, 2011
Class O	.51%
Actual		$ 1,000.00	$ 844.20	$ 2.36
HypotheticalA		$ 1,000.00	$ 1,022.51	$ 2.59
Class A	.86%
Actual		$ 1,000.00	$ 843.20	$ 3.97
HypotheticalA		$ 1,000.00	$ 1,020.76	$ 4.36
Class T	1.29%
Actual		$ 1,000.00	$ 841.30	$ 5.95
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.53
Class B	1.78%
Actual		$ 1,000.00	$ 839.00	$ 8.21
HypotheticalA		$ 1,000.00	$ 1,016.14	$ 9.00
Class C	1.78%
Actual		$ 1,000.00	$ 838.90	$ 8.21
HypotheticalA		$ 1,000.00	$ 1,016.14	$ 9.00
Institutional Class	.74%
Actual		$ 1,000.00	$ 843.50	$ 3.42
HypotheticalA		$ 1,000.00	$ 1,021.36	$ 3.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.1	3.3
Exxon Mobil Corp.	4.3	4.5
JPMorgan Chase & Co.	3.8	4.0
Google, Inc. Class A	3.3	1.4
Wells Fargo & Co.	3.2	3.1
Chevron Corp.	3.1	3.5
PepsiCo, Inc.	2.4	1.9
International Business Machines Corp.	2.0	2.2
Visa, Inc. Class A	1.8	1.4
Pfizer, Inc.	1.8	1.4
	30.8
Top Five Market Sectors as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.4	24.0
Financials	17.5	19.7
Energy	13.8	12.7
Health Care	9.7	11.4
Consumer Discretionary	9.3	10.1
Asset Allocation (% of fund's net assets)
As of September 30, 2011 *		As of March 31, 2011 **
	Stocks 97.2%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 2.8%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	15.7%	** Foreign investments	14.0%

Annual Report

Investments September 30, 2011

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
CONSUMER DISCRETIONARY - 7.2%
Distributors - 0.3%
Li & Fung Ltd.	3,124,000	$ 5,212,583
Hotels, Restaurants & Leisure - 0.3%
Denny's Corp. (a)	411,098	1,368,956
Ruth's Hospitality Group, Inc. (a)	623,600	2,675,244
		4,044,200
Household Durables - 0.5%
D.R. Horton, Inc.	200,000	1,808,000
iRobot Corp. (a)	50,000	1,258,000
KB Home (d)	500,000	2,930,000
Toll Brothers, Inc. (a)	125,000	1,803,750
		7,799,750
Leisure Equipment & Products - 0.1%
Brunswick Corp.	125,000	1,755,000
Media - 2.7%
Comcast Corp. Class A	900,000	18,810,000
DreamWorks Animation SKG, Inc. Class A (a)	50,000	909,000
The Walt Disney Co.	250,000	7,540,000
Time Warner, Inc.	500,000	14,985,000
		42,244,000
Multiline Retail - 0.9%
Dollar General Corp. (a)	90,000	3,398,400
Target Corp.	225,000	11,034,000
		14,432,400
Specialty Retail - 2.3%
Best Buy Co., Inc.	400,000	9,320,000
Citi Trends, Inc. (a)	200,000	2,354,000
Francescas Holdings Corp. (a)	125,000	2,651,250
Lowe's Companies, Inc.	550,000	10,637,000
Lumber Liquidators Holdings, Inc. (a)	39,229	592,358
Staples, Inc.	675,000	8,977,500
Talbots, Inc. (a)(d)	500,000	1,350,000
		35,882,108
Textiles, Apparel & Luxury Goods - 0.1%
Arezzo Industria e Comercio SA	100,000	1,010,101
TOTAL CONSUMER DISCRETIONARY		112,380,142
CONSUMER STAPLES - 8.9%
Beverages - 2.8%
PepsiCo, Inc.	600,000	37,140,000
The Coca-Cola Co.	100,000	6,756,000
		43,896,000
Food & Staples Retailing - 0.8%
CVS Caremark Corp.	315,000	10,577,700
Drogasil SA	375,000	2,242,823
		12,820,523

	Shares	Value
Food Products - 1.3%
Danone	225,000	$ 13,927,221
Green Mountain Coffee Roasters, Inc. (a)	15,000	1,394,100
Unilever NV (NY Reg.)	175,000	5,510,750
		20,832,071
Household Products - 2.8%
Colgate-Palmolive Co.	240,000	21,283,200
Procter & Gamble Co.	350,000	22,113,000
		43,396,200
Personal Products - 0.1%
Nu Skin Enterprises, Inc. Class A	24,288	984,150
Tobacco - 1.1%
British American Tobacco PLC sponsored ADR	135,000	11,438,550
Philip Morris International, Inc.	100,000	6,238,000
		17,676,550
TOTAL CONSUMER STAPLES		139,605,494
ENERGY - 13.8%
Energy Equipment & Services - 1.8%
Exterran Holdings, Inc. (a)	300,000	2,916,000
Halliburton Co.	225,000	6,867,000
Helmerich & Payne, Inc.	75,000	3,045,000
McDermott International, Inc. (a)	200,000	2,152,000
Nabors Industries Ltd. (a)	150,000	1,839,000
National Oilwell Varco, Inc.	50,000	2,561,000
Noble Corp.	250,000	7,337,500
Trinidad Drilling Ltd.	300,000	1,731,375
		28,448,875
Oil, Gas & Consumable Fuels - 12.0%
Amyris, Inc. (d)	250,000	5,060,000
Apache Corp.	100,000	8,024,000
BPZ Energy, Inc. (a)(d)	750,000	2,077,500
Canadian Natural Resources Ltd.	100,000	2,935,228
Chevron Corp.	525,000	48,573,000
Clean Energy Fuels Corp. (a)(d)	175,000	1,946,000
Daylight Energy Ltd. (d)	625,000	3,159,878
EXCO Resources, Inc.	500,000	5,360,000
Exxon Mobil Corp.	925,000	67,182,750
Hess Corp.	75,000	3,934,500
Magnum Hunter Resources Corp.	195,700	647,767
Magnum Hunter Resources Corp. warrants 8/29/13 (a)	30,000	0
Newfield Exploration Co. (a)	50,000	1,984,500
Petrobank Energy & Resources Ltd. (a)	178,000	1,078,222
Plains Exploration & Production Co. (a)	125,000	2,838,750
QEP Resources, Inc.	125,000	3,383,750
Royal Dutch Shell PLC Class A sponsored ADR	275,000	16,918,000
Solazyme, Inc.	50,000	480,500
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Suncor Energy, Inc.	300,000	$ 7,658,113
Whiting Petroleum Corp. (a)	107,500	3,771,100
		187,013,558
TOTAL ENERGY		215,462,433
FINANCIALS - 17.5%
Capital Markets - 4.2%
Ashmore Group PLC	1,000,000	5,061,389
Bank of New York Mellon Corp.	400,000	7,436,000
Goldman Sachs Group, Inc.	250,000	23,637,500
KKR & Co. LP	450,000	4,680,000
Morgan Stanley	1,500,000	20,250,000
The Blackstone Group LP	400,000	4,792,000
		65,856,889
Commercial Banks - 5.0%
Alliance Financial Corp.	200,000	5,610,000
BB&T Corp.	525,000	11,198,250
M&T Bank Corp.	70,000	4,893,000
SunTrust Banks, Inc.	300,000	5,385,000
Wells Fargo & Co.	2,100,000	50,652,000
		77,738,250
Diversified Financial Services - 5.3%
JPMorgan Chase & Co.	2,000,000	60,240,000
KKR Financial Holdings LLC	2,250,000	16,717,500
New Academy Holding Co. LLC unit (e)(f)	60,000	6,024,000
		82,981,500
Insurance - 2.5%
ACE Ltd.	125,000	7,575,000
Allstate Corp.	225,000	5,330,250
Brasil Insurance Participacoes e Administracao SA	350,000	3,274,854
Genworth Financial, Inc. Class A (a)	600,000	3,444,000
Hanover Insurance Group, Inc.	125,000	4,437,500
Lincoln National Corp.	325,000	5,079,750
MetLife, Inc.	200,000	5,602,000
RenaissanceRe Holdings Ltd.	62,500	3,987,500
		38,730,854
Thrifts & Mortgage Finance - 0.5%
First Niagara Financial Group, Inc.	400,000	3,660,000
MGIC Investment Corp. (a)	427,492	799,410
Radian Group, Inc. (d)	1,928,200	4,222,758
		8,682,168
TOTAL FINANCIALS		273,989,661
HEALTH CARE - 9.7%
Biotechnology - 1.7%
Alexion Pharmaceuticals, Inc. (a)	30,000	1,921,800

	Shares	Value
Alnylam Pharmaceuticals, Inc. (a)	325,000	$ 2,135,250
Amgen, Inc.	205,000	11,264,750
Anacor Pharmaceuticals, Inc. (d)	200,000	1,140,000
BioMarin Pharmaceutical, Inc. (a)	25,000	796,750
Gilead Sciences, Inc. (a)	100,000	3,880,000
PDL BioPharma, Inc. (d)	675,000	3,746,250
Vertex Pharmaceuticals, Inc. (a)	30,000	1,336,200
		26,221,000
Health Care Equipment & Supplies - 0.2%
Hill-Rom Holdings, Inc.	25,000	750,500
SonoSite, Inc. (a)	75,000	2,275,500
		3,026,000
Health Care Providers & Services - 2.4%
Emeritus Corp. (a)	153,472	2,163,955
Express Scripts, Inc. (a)	75,000	2,780,250
HCA Holdings, Inc.	50,000	1,008,000
McKesson Corp.	225,000	16,357,500
Medco Health Solutions, Inc. (a)	100,000	4,689,000
Quest Diagnostics, Inc.	25,000	1,234,000
WellPoint, Inc.	150,000	9,792,000
		38,024,705
Pharmaceuticals - 5.4%
Abbott Laboratories	125,000	6,392,500
Auxilium Pharmaceuticals, Inc. (a)	75,000	1,124,250
Elan Corp. PLC sponsored ADR (a)	150,000	1,579,500
GlaxoSmithKline PLC sponsored ADR	287,500	11,870,875
Merck & Co., Inc.	600,000	19,626,000
Pfizer, Inc.	1,575,000	27,846,000
Roche Holding AG (participation certificate)	75,000	12,171,778
XenoPort, Inc. (a)	490,900	2,896,310
		83,507,213
TOTAL HEALTH CARE		150,778,918
INDUSTRIALS - 8.6%
Aerospace & Defense - 1.4%
Honeywell International, Inc.	225,000	9,879,750
Lockheed Martin Corp.	50,000	3,632,000
Rockwell Collins, Inc.	17,500	923,300
United Technologies Corp.	100,000	7,036,000
		21,471,050
Airlines - 0.3%
Delta Air Lines, Inc. (a)	600,000	4,500,000
Building Products - 0.5%
Lennox International, Inc.	75,000	1,933,500
Owens Corning (a)	225,000	4,878,000
Quanex Building Products Corp.	150,000	1,642,500
		8,454,000
Commercial Services & Supplies - 0.7%
Covanta Holding Corp.	400,000	6,076,000
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
EnerNOC, Inc. (a)(d)	250,000	$ 2,250,000
Standard Parking Corp. (a)	175,000	2,737,000
		11,063,000
Construction & Engineering - 0.6%
Jacobs Engineering Group, Inc. (a)	100,000	3,229,000
Quanta Services, Inc. (a)	300,000	5,637,000
		8,866,000
Electrical Equipment - 0.1%
Polypore International, Inc. (a)	30,000	1,695,600
Industrial Conglomerates - 2.5%
General Electric Co.	1,500,000	22,860,000
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	950,000	17,043,000
		39,903,000
Machinery - 0.9%
Ingersoll-Rand Co. Ltd.	375,000	10,533,750
PACCAR, Inc.	22,500	760,950
SPX Corp.	75,000	3,398,250
		14,692,950
Professional Services - 0.9%
Acacia Research Corp. - Acacia Technologies (a)	200,000	7,198,000
Michael Page International PLC	1,000,000	5,752,358
RPX Corp.	25,000	517,750
		13,468,108
Road & Rail - 0.5%
Con-way, Inc.	100,000	2,213,000
CSX Corp.	200,000	3,734,000
Swift Transporation Co.	325,000	2,093,000
		8,040,000
Trading Companies & Distributors - 0.2%
WESCO International, Inc. (a)	75,000	2,516,250
TOTAL INDUSTRIALS		134,669,958
INFORMATION TECHNOLOGY - 26.4%
Communications Equipment - 2.1%
Brocade Communications Systems, Inc. (a)	500,000	2,160,000
Cisco Systems, Inc.	1,450,000	22,460,500
Juniper Networks, Inc. (a)	500,000	8,630,000
		33,250,500
Computers & Peripherals - 5.6%
Apple, Inc. (a)	210,000	80,047,802
Hewlett-Packard Co.	329,000	7,386,050
		87,433,852
Electronic Equipment & Components - 2.0%
Avnet, Inc. (a)	150,000	3,912,000
Coretronic Corp.	2,250,000	1,717,793

	Shares	Value
Corning, Inc.	1,419,100	$ 17,540,076
Everlight Electronics Co. Ltd.	1,250,000	2,126,876
Fabrinet (a)	250,000	4,675,000
Itron, Inc. (a)	50,000	1,475,000
		31,446,745
Internet Software & Services - 4.5%
Akamai Technologies, Inc. (a)	300,000	5,964,000
Blinkx PLC (a)(d)	1,500,000	3,462,645
Google, Inc. Class A (a)	100,000	51,438,000
RightNow Technologies, Inc. (a)	7,000	231,350
SciQuest, Inc.	450,010	6,723,149
WebMD Health Corp. (a)	75,000	2,261,250
		70,080,394
IT Services - 7.6%
Cognizant Technology Solutions Corp. Class A (a)	200,000	12,540,000
International Business Machines Corp.	175,000	30,630,250
MasterCard, Inc. Class A	80,000	25,372,800
Paychex, Inc.	825,000	21,755,250
Visa, Inc. Class A	325,000	27,859,000
		118,157,300
Semiconductors & Semiconductor Equipment - 2.2%
Ceva, Inc. (a)	100,000	2,431,000
KLA-Tencor Corp.	125,000	4,785,000
Lam Research Corp. (a)	75,000	2,848,500
NVIDIA Corp. (a)	75,000	937,500
NXP Semiconductors NV (a)	268,300	3,788,396
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	1,600,000	7,648,000
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,000,000	11,430,000
		33,868,396
Software - 2.4%
Autonomy Corp. PLC (a)	300,000	11,932,087
Concur Technologies, Inc. (a)	25,000	930,500
NetSuite, Inc. (a)	25,000	675,250
Nuance Communications, Inc. (a)	400,000	8,144,000
Oracle Corp.	500,000	14,370,000
SuccessFactors, Inc. (a)	2,500	57,475
VMware, Inc. Class A (a)	25,000	2,009,500
		38,118,812
TOTAL INFORMATION TECHNOLOGY		412,355,999
MATERIALS - 1.8%
Chemicals - 0.9%
Air Products & Chemicals, Inc.	25,000	1,909,250
Cabot Corp.	110,000	2,725,800
Ecolab, Inc. (d)	125,000	6,111,250
Olin Corp.	125,000	2,251,250
W.R. Grace & Co. (a)	50,000	1,665,000
		14,662,550
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.9%
Colossus Minerals, Inc. (a)	125,000	$ 666,555
Gem Diamonds Ltd. (a)	1,200,000	3,909,981
Nucor Corp.	225,000	7,119,000
United States Steel Corp. (d)	75,000	1,650,750
		13,346,286
TOTAL MATERIALS		28,008,836
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Sprint Nextel Corp. (a)	750,000	2,280,000
UTILITIES - 1.0%
Electric Utilities - 0.6%
Entergy Corp.	50,000	3,314,500
NextEra Energy, Inc.	125,000	6,752,500
		10,067,000
Gas Utilities - 0.1%
National Fuel Gas Co.	36,700	1,786,556
Multi-Utilities - 0.3%
TECO Energy, Inc.	225,000	3,854,250
TOTAL UTILITIES		15,707,806
TOTAL COMMON STOCKS (Cost $1,664,441,652)		1,485,239,247
Nonconvertible Preferred Stocks - 2.1%

CONSUMER DISCRETIONARY - 2.1%
Automobiles - 2.1%
Porsche Automobil Holding SE (Germany)	349,950	16,979,874
Volkswagen AG	115,000	15,415,404
		32,395,278
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $36,649,363)		32,395,278
Money Market Funds - 4.9%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	48,054,871	$ 48,054,871
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	28,852,571	28,852,571
TOTAL MONEY MARKET FUNDS (Cost $76,907,442)		76,907,442
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $1,777,998,457)	1,594,541,967
NET OTHER ASSETS (LIABILITIES) - (2.1)%	(32,719,616)
NET ASSETS - 100%	$ 1,561,822,351
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,024,000 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
New Academy Holding Co. LLC unit	8/1/11	$ 6,324,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 39,127
Fidelity Securities Lending Cash Central Fund	492,730
Total	$ 531,857
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
McCormick & Schmick's Seafood Restaurants	$ 7,002,000	$ 1,791,991	$ 9,712,376	$ -	$ -
Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 144,775,420	$ 139,562,837	$ 5,212,583	$ -
Consumer Staples	139,605,494	139,605,494	-	-
Energy	215,462,433	215,462,433	-	-
Financials	273,989,661	267,965,661	-	6,024,000
Health Care	150,778,918	150,778,918	-	-
Industrials	134,669,958	134,669,958	-	-
Information Technology	412,355,999	408,511,330	3,844,669	-
Materials	28,008,836	28,008,836	-	-
Telecommunication Services	2,280,000	2,280,000	-	-
Utilities	15,707,806	15,707,806	-	-
Money Market Funds	76,907,442	76,907,442	-	-
Total Investments in Securities:	$ 1,594,541,967	$ 1,579,460,715	$ 9,057,252	$ 6,024,000
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	(118,855)
Total Unrealized Gain (Loss)	(181,147)
Cost of Purchases	6,324,002
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 6,024,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2011	$ (300,002)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.3%
United Kingdom	4.3%
Germany	2.1%
Switzerland	1.8%
Netherlands	1.6%
Taiwan	1.4%
Canada	1.1%
Others (Individually Less Than 1%)	3.4%
100.0%
Income Tax Information

At September 30, 2011, the Fund had a capital loss carryforward of approximately $474,737,430 of which $450,735,013 and $24,002,417 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value (including securities loaned of $26,964,049) - See accompanying schedule: Unaffiliated issuers (cost $1,701,091,015)	$ 1,517,634,525
Fidelity Central Funds (cost $76,907,442)	76,907,442
Total Investments (cost $1,777,998,457)		$ 1,594,541,967
Foreign currency held at value (cost $57,584)		57,658
Receivable for investments sold		22,739,916
Receivable for fund shares sold		78,888
Dividends receivable		1,638,260
Distributions receivable from Fidelity Central Funds		135,355
Other receivables		77,810
Total assets		1,619,269,854

Liabilities
Payable for investments purchased	$ 27,195,457
Payable for fund shares redeemed	509,948
Accrued management fee	585,786
Distribution and service plan fees payable	29,870
Other affiliated payables	155,308
Other payables and accrued expenses	118,563
Collateral on securities loaned, at value	28,852,571
Total liabilities		57,447,503

Net Assets		$ 1,561,822,351
Net Assets consist of:
Paid in capital		$ 2,221,878,866
Undistributed net investment income		16,136,819
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(492,724,610)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(183,468,724)
Net Assets		$ 1,561,822,351

Statement of Assets and Liabilities - continued

September 30, 2011

Class O: Net Asset Value, offering price and redemption price per share ($1,268,316,173 ÷ 95,143,516 shares)	$ 13.33

Class A: Net Asset Value and redemption price per share ($98,807,639 ÷ 7,560,633 shares)	$ 13.07

Maximum offering price per share (100/94.25 of $13.07)	$ 13.87
Class T: Net Asset Value and redemption price per share ($11,251,209 ÷ 866,463 shares)	$ 12.99

Maximum offering price per share (100/96.50 of $12.99)	$ 13.46
Class B: Net Asset Value and offering price per share ($776,424 ÷ 60,567 shares)A	$ 12.82

Class C: Net Asset Value and offering price per share ($3,029,731 ÷ 236,425 shares)A	$ 12.81

Institutional Class: Net Asset Value, offering price and redemption price per share ($179,641,175 ÷ 13,231,792 shares)	$ 13.58

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 29,536,364
Interest		64
Income from Fidelity Central Funds		531,857
Total income		30,068,285

Expenses
Management fee	$ 7,541,667
Transfer agent fees	1,007,563
Distribution and service plan fees	405,233
Accounting and security lending fees	547,013
Custodian fees and expenses	77,732
Independent trustees' compensation	9,830
Appreciation in deferred trustee compensation account	426
Registration fees	89,879
Audit	82,285
Legal	11,118
Interest	421
Miscellaneous	18,745
Total expenses before reductions	9,791,912
Expense reductions	(107,187)	9,684,725
Net investment income (loss)		20,383,560
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	112,838,747
Other affiliated issuers	(2,478,718)
Foreign currency transactions	(181,109)
Futures contracts	(2,191,473)
Total net realized gain (loss)		107,987,447
Change in net unrealized appreciation (depreciation) on: Investment securities	(113,018,178)
Assets and liabilities in foreign currencies	(14,249)
Total change in net unrealized appreciation (depreciation)		(113,032,427)
Net gain (loss)		(5,044,980)
Net increase (decrease) in net assets resulting from operations		$ 15,338,580

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,383,560	$ 19,337,736
Net realized gain (loss)	107,987,447	269,379,837
Change in net unrealized appreciation (depreciation)	(113,032,427)	(109,174,126)
Net increase (decrease) in net assets resulting from operations	15,338,580	179,543,447
Distributions to shareholders from net investment income	(17,474,487)	(18,699,364)
Distributions to shareholders from net realized gain	(5,265,348)	(699,305)
Total distributions	(22,739,835)	(19,398,669)
Share transactions - net increase (decrease)	(50,888,703)	(394,795,070)
Total increase (decrease) in net assets	(58,289,958)	(234,650,292)

Net Assets
Beginning of period	1,620,112,309	1,854,762,601
End of period (including undistributed net investment income of $16,136,819 and undistributed net investment income of $13,656,466, respectively)	$ 1,561,822,351	$ 1,620,112,309

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.55	$ 12.33	$ 12.06	$ 17.44	$ 14.82
Income from Investment Operations
Net investment income (loss) C	.18	.15	.13	.20	.15
Net realized and unrealized gain (loss)	(.20)	1.21	.29	(5.41)	2.62
Total from investment operations	(.02)	1.36	.42	(5.21)	2.77
Distributions from net investment income	(.15)	(.14)	(.15)	(.17)	(.15)
Distributions from net realized gain	(.04)	(.01)	-	-	-
Total distributions	(.20) H	(.14) G	(.15)	(.17)	(.15)
Net asset value, end of period	$ 13.33	$ 13.55	$ 12.33	$ 12.06	$ 17.44
Total Return A,B	(.32)%	11.15%	4.04%	(30.13)%	18.83%
Ratios to Average Net Assets D,F
Expenses before reductions	.51%	.51%	.51%	.49%	.49%
Expenses net of fee waivers, if any	.51%	.51%	.51%	.49%	.49%
Expenses net of all reductions	.50%	.50%	.50%	.48%	.48%
Net investment income (loss)	1.20%	1.20%	1.34%	1.30%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,268,316	$ 1,458,736	$ 1,708,710	$ 1,758,888	$ 2,878,127
Portfolio turnover rate E	76%	102%	162%	121%	148%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.005 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.044 per share.

Financial Highlights - Class A

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.28	$ 12.09	$ 11.80	$ 17.07	$ 14.53
Income from Investment Operations
Net investment income (loss) D	.13	.10	.08	.13	.08
Net realized and unrealized gain (loss)	(.20)	1.19	.30	(5.29)	2.56
Total from investment operations	(.07)	1.29	.38	(5.16)	2.64
Distributions from net investment income	(.10)	(.09)	(.09)	(.11)	(.10)
Distributions from net realized gain	(.04)	(.01)	-	-	-
Total distributions	(.14)	(.10)	(.09)	(.11)	(.10)
Net asset value, end of period	$ 13.07	$ 13.28	$ 12.09	$ 11.80	$ 17.07
Total Return A,B,C	(.62)%	10.70%	3.59%	(30.42)%	18.25%
Ratios to Average Net Assets E,G
Expenses before reductions	.86%	.88%	.95%	.92%	.91%
Expenses net of fee waivers, if any	.86%	.88%	.95%	.92%	.91%
Expenses net of all reductions	.85%	.87%	.93%	.91%	.90%
Net investment income (loss)	.85%	.82%	.90%	.87%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 98,808	$ 110,672	$ 129,758	$ 124,522	$ 182,686
Portfolio turnover rate F	76%	102%	162%	121%	148%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.21	$ 12.04	$ 11.69	$ 16.91	$ 14.45
Income from Investment Operations
Net investment income (loss) C	.06	.05	.05	.08	.03
Net realized and unrealized gain (loss)	(.19)	1.18	.32	(5.26)	2.54
Total from investment operations	(.13)	1.23	.37	(5.18)	2.57
Distributions from net investment income	(.05)	(.05)	(.02)	(.04)	(.11)
Distributions from net realized gain	(.04)	(.01)	-	-	-
Total distributions	(.09)	(.06)	(.02)	(.04)	(.11)
Net asset value, end of period	$ 12.99	$ 13.21	$ 12.04	$ 11.69	$ 16.91
Total Return A,B	(1.05)%	10.25%	3.25%	(30.69)%	17.90%
Ratios to Average Net Assets D,F
Expenses before reductions	1.29%	1.30%	1.33%	1.27%	1.23%
Expenses net of fee waivers, if any	1.29%	1.30%	1.33%	1.27%	1.23%
Expenses net of all reductions	1.28%	1.29%	1.32%	1.26%	1.22%
Net investment income (loss)	.42%	.40%	.52%	.53%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,251	$ 12,051	$ 11,378	$ 12,444	$ 26,732
Portfolio turnover rate E	76%	102%	162%	121%	148%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.04	$ 11.90	$ 11.59	$ 16.80	$ 14.38
Income from Investment Operations
Net investment income (loss) C	(.01)	(.01)	- H	- H	(.06)
Net realized and unrealized gain (loss)	(.19)	1.17	.31	(5.21)	2.54
Total from investment operations	(.20)	1.16	.31	(5.21)	2.48
Distributions from net investment income	-	(.01)	-	-	(.06)
Distributions from net realized gain	(.02)	(.01)	-	-	-
Total distributions	(.02)	(.02)	-	-	(.06)
Net asset value, end of period	$ 12.82	$ 13.04	$ 11.90	$ 11.59	$ 16.80
Total Return A,B	(1.57)%	9.72%	2.67%	(31.01)%	17.26%
Ratios to Average Net Assets D,G
Expenses before reductions	1.78%	1.80%	1.83%	1.79%	1.81%
Expenses net of fee waivers, if any	1.78%	1.80%	1.83%	1.79%	1.81%
Expenses net of all reductions	1.77%	1.79%	1.81%	1.78%	1.80%
Net investment income (loss)	(.07)%	(.10)%	.02%	-% F	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 776	$ 1,060	$ 1,072	$ 853	$ 1,356
Portfolio turnover rate E	76%	102%	162%	121%	148%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.04	$ 11.90	$ 11.59	$ 16.80	$ 14.37
Income from Investment Operations
Net investment income (loss) C	(.01)	(.01)	- G	- G	(.06)
Net realized and unrealized gain (loss)	(.19)	1.16	.31	(5.21)	2.54
Total from investment operations	(.20)	1.15	.31	(5.21)	2.48
Distributions from net investment income	-	(.01)	-	-	(.05)
Distributions from net realized gain	(.03)	(.01)	-	-	-
Total distributions	(.03)	(.01) H	-	-	(.05)
Net asset value, end of period	$ 12.81	$ 13.04	$ 11.90	$ 11.59	$ 16.80
Total Return A,B	(1.58)%	9.69%	2.67%	(31.01)%	17.31%
Ratios to Average Net Assets D,F
Expenses before reductions	1.78%	1.79%	1.82%	1.79%	1.79%
Expenses net of fee waivers, if any	1.78%	1.79%	1.82%	1.79%	1.79%
Expenses net of all reductions	1.77%	1.79%	1.81%	1.78%	1.78%
Net investment income (loss)	(.07)%	(.09)%	.03%	.01%	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,030	$ 2,853	$ 2,501	$ 2,676	$ 4,897
Portfolio turnover rate E	76%	102%	162%	121%	148%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.005 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.82	$ 12.57	$ 12.15	$ 17.56	$ 14.77
Income from Investment Operations
Net investment income (loss) B	.15	.11	.10	.17	.12
Net realized and unrealized gain (loss)	(.20)	1.24	.34	(5.45)	2.67
Total from investment operations	(.05)	1.35	.44	(5.28)	2.79
Distributions from net investment income	(.15)	(.10)	(.02)	(.13)	-
Distributions from net realized gain	(.04)	(.01)	-	-	-
Total distributions	(.19)	(.10) F	(.02)	(.13)	-
Net asset value, end of period	$ 13.58	$ 13.82	$ 12.57	$ 12.15	$ 17.56
Total Return A	(.50)%	10.81%	3.75%	(30.25)%	18.89%
Ratios to Average Net Assets C,E
Expenses before reductions	.74%	.78%	.79%	.69%	.65%
Expenses net of fee waivers, if any	.74%	.78%	.79%	.69%	.65%
Expenses net of all reductions	.73%	.77%	.77%	.69%	.64%
Net investment income (loss)	.97%	.92%	1.06%	1.10%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 179,641	$ 34,740	$ 1,344	$ 5,242	$ 42,212
Portfolio turnover rate D	76%	102%	162%	121%	148%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2011

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of September 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 104,481,119
Gross unrealized depreciation	(301,523,482)
Net unrealized appreciation (depreciation) on securities and other investments	$ (197,042,363)

Tax Cost	$ 1,791,584,330

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 16,199,835
Capital loss carryforward	$ (474,737,430)
Net unrealized appreciation (depreciation)	$ (197,054,597)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be September 30, 2012.

The tax character of distributions paid was as follows:

	September 30, 2011	September 30, 2010
Ordinary Income	$ 22,739,835	$ 19,398,669

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

Notes to Financial Statements - continued

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of ($2,191,473) related to its investment in futures contracts. This amount is included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,312,644,689 and $1,374,678,133, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 295,897	$ 4,843
Class T	.25%	.25%	66,929	370
Class B	.75%	.25%	10,164	7,629
Class C	.75%	.25%	32,243	5,136
			$ 405,233	$ 17,978

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,800
Class T	2,494
Class B*	3,414
Class C*	220
$ 12,928

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 519,890.03
Class A	159,259.13
Class T	41,768.31
Class B	3,070.30
Class C	9,730.30
Institutional Class	273,846.26
	$ 1,007,563

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $61,981 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,410,167.34%		$ 421

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,727 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $492,730, and includes $739 from securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $107,187 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2011	2010
From net investment income
Class O	$ 15,800,906	$ 17,708,586
Class A	793,484	926,935
Class T	41,691	51,155
Class B	-	889
Class C	-	1,448
Institutional Class	838,406	10,351
Total	$ 17,474,487	$ 18,699,364
From net realized gain
Class O	$ 4,604,191	$ 641,616
Class A	359,871	50,930
Class T	39,878	4,736
Class B	1,300	444
Class C	5,695	1,034
Institutional Class	254,413	545
Total	$ 5,265,348	$ 699,305

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2011	2010	2011	2010
Class O
Shares sold	5,397,022	9,552,630	$ 80,718,498	$ 122,347,240
Reinvestment of distributions	1,202,134	1,247,286	17,731,460	15,553,658
Shares redeemed	(19,120,847)	(41,671,845)	(289,198,834)	(535,108,268)
Net increase (decrease)	(12,521,691)	(30,871,929)	$ (190,748,876)	$ (397,207,370)
Class A
Shares sold	1,717,597	2,753,283	$ 25,412,083	$ 35,143,064
Reinvestment of distributions	74,702	74,066	1,083,158	908,047
Shares redeemed	(2,563,138)	(5,224,869)	(37,854,858)	(66,445,318)
Net increase (decrease)	(770,839)	(2,397,520)	$ (11,359,617)	$ (30,394,207)
Class T
Shares sold	158,749	163,283	$ 2,355,345	$ 2,055,777
Reinvestment of distributions	5,400	4,499	78,078	55,026
Shares redeemed	(209,985)	(200,402)	(3,151,921)	(2,544,126)
Net increase (decrease)	(45,836)	(32,620)	$ (718,498)	$ (433,323)
Class B
Shares sold	6,828	15,874	$ 96,696	$ 199,572
Reinvestment of distributions	83	106	1,194	1,288
Shares redeemed	(27,678)	(24,729)	(405,514)	(310,445)
Net increase (decrease)	(20,767)	(8,749)	$ (307,624)	$ (109,585)
Class C
Shares sold	65,288	66,698	$ 956,325	$ 848,168
Reinvestment of distributions	370	196	5,303	2,376
Shares redeemed	(47,958)	(58,243)	(699,223)	(719,732)
Net increase (decrease)	17,700	8,651	$ 262,405	$ 130,812
Institutional Class
Shares sold	11,431,490	2,435,059	$ 163,363,083	$ 33,604,258
Reinvestment of distributions	72,217	612	1,086,867	7,803
Shares redeemed	(785,458)	(29,007)	(12,466,443)	(393,458)
Net increase (decrease)	10,718,249	2,406,664	$ 151,983,507	$ 33,218,603

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 424 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (59)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A,T,B,C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A,T,B,C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Class O and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class O and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Advisor Diversified Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of Class O of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2010 and the total expense ratio of Class T ranked equal to its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan), Inc.
Fidelity Management & Research (U.K.) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

ADESI-UANN-1111
1.814743.106

Fidelity Advisor®

Diversified Stock Fund -

Institutional Class

Annual Report

September 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Global equity markets finished the third quarter in a significant downturn that intensified in late July and early August, as Congress struggled to raise the debt ceiling and Standard & Poor's announced it was lowering its long-term sovereign credit rating of the United States. The historic downgrade, along with continued evidence of a slowing global economy, heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-0.50%	-1.05%	2.42%

A The initial offering of Institutional Class shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class O, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified Stock Fund - Institutional Class on September 30, 2001. The chart shows how the value of an investment in the fund would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Institutional Class took place on July 12, 2005. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks eked out slight gains for the 12 months ending September 30, 2011, as investor angst over global economic woes overtook the market in the latter half of the period, extinguishing the sharp run-up in equities from October through April. For the year, the S&P 500® Index rose only 1.14%, while the blue-chip Dow Jones Industrial AverageSM increased 3.83% and the technology-heavy Nasdaq Composite® Index added 2.96%. Following an extended rally fueled by encouraging economic activity, stocks eventually derailed in late July and early August amid wrangling over the U.S. debt ceiling, Standard & Poor's downgrade of the country's long-term sovereign credit rating and deepening debt troubles in Europe. Markets remained volatile through September, when the S&P 500® registered its worst calendar-quarter finish since late 2008. Among market segments, financials had the largest decline (-17%), while the defensive utilities sector fared best (+12%). Small and mid-sized stocks fell shy of their larger-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -3.53% and -0.88%, respectively. The financial crisis in Europe helped push the MSCI® EAFE® (Europe, Australasia, Far East) Index to a 12-month decline of 9.26%, its weakest one-year trailing return in more than two years.

Comments from James Morrow, Portfolio Manager of Fidelity Advisor® Diversified Stock Fund: For the year, the fund's Institutional Class shares returned -0.50%, lagging the S&P 500®. The financials sector detracted the most, especially positioning in banks and an overweighting in diversified financials stocks, mainly JPMorgan Chase and Morgan Stanley. The group's biggest individual detractor was an out-of-index position in mortgage insurer Radian Group. Positioning in consumer discretionary and utilities, along with stock picking in health care, also hurt. In contrast, the fund benefited from positioning in information technology and industrials. Other notable detractors included Corning - which makes glass for flat-panel video displays - an underweighting in software giant Microsoft (which was sold from the fund before period end) and lack of exposure to Internet retailer and index component Amazon.com. In terms of contributors, electronic payment processors MasterCard and Visa both recovered from depressed valuations. An out-of-index position in Acacia Research, a niche patent-licensing business, also helped, as did consumer electronics and computer maker Apple and Internet search leader Google.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period* April 1, 2011 to September 30, 2011
Class O	.51%
Actual		$ 1,000.00	$ 844.20	$ 2.36
HypotheticalA		$ 1,000.00	$ 1,022.51	$ 2.59
Class A	.86%
Actual		$ 1,000.00	$ 843.20	$ 3.97
HypotheticalA		$ 1,000.00	$ 1,020.76	$ 4.36
Class T	1.29%
Actual		$ 1,000.00	$ 841.30	$ 5.95
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.53
Class B	1.78%
Actual		$ 1,000.00	$ 839.00	$ 8.21
HypotheticalA		$ 1,000.00	$ 1,016.14	$ 9.00
Class C	1.78%
Actual		$ 1,000.00	$ 838.90	$ 8.21
HypotheticalA		$ 1,000.00	$ 1,016.14	$ 9.00
Institutional Class	.74%
Actual		$ 1,000.00	$ 843.50	$ 3.42
HypotheticalA		$ 1,000.00	$ 1,021.36	$ 3.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.1	3.3
Exxon Mobil Corp.	4.3	4.5
JPMorgan Chase & Co.	3.8	4.0
Google, Inc. Class A	3.3	1.4
Wells Fargo & Co.	3.2	3.1
Chevron Corp.	3.1	3.5
PepsiCo, Inc.	2.4	1.9
International Business Machines Corp.	2.0	2.2
Visa, Inc. Class A	1.8	1.4
Pfizer, Inc.	1.8	1.4
	30.8
Top Five Market Sectors as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.4	24.0
Financials	17.5	19.7
Energy	13.8	12.7
Health Care	9.7	11.4
Consumer Discretionary	9.3	10.1
Asset Allocation (% of fund's net assets)
As of September 30, 2011 *		As of March 31, 2011 **
	Stocks 97.2%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 2.8%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	15.7%	** Foreign investments	14.0%

Annual Report

Investments September 30, 2011

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
CONSUMER DISCRETIONARY - 7.2%
Distributors - 0.3%
Li & Fung Ltd.	3,124,000	$ 5,212,583
Hotels, Restaurants & Leisure - 0.3%
Denny's Corp. (a)	411,098	1,368,956
Ruth's Hospitality Group, Inc. (a)	623,600	2,675,244
		4,044,200
Household Durables - 0.5%
D.R. Horton, Inc.	200,000	1,808,000
iRobot Corp. (a)	50,000	1,258,000
KB Home (d)	500,000	2,930,000
Toll Brothers, Inc. (a)	125,000	1,803,750
		7,799,750
Leisure Equipment & Products - 0.1%
Brunswick Corp.	125,000	1,755,000
Media - 2.7%
Comcast Corp. Class A	900,000	18,810,000
DreamWorks Animation SKG, Inc. Class A (a)	50,000	909,000
The Walt Disney Co.	250,000	7,540,000
Time Warner, Inc.	500,000	14,985,000
		42,244,000
Multiline Retail - 0.9%
Dollar General Corp. (a)	90,000	3,398,400
Target Corp.	225,000	11,034,000
		14,432,400
Specialty Retail - 2.3%
Best Buy Co., Inc.	400,000	9,320,000
Citi Trends, Inc. (a)	200,000	2,354,000
Francescas Holdings Corp. (a)	125,000	2,651,250
Lowe's Companies, Inc.	550,000	10,637,000
Lumber Liquidators Holdings, Inc. (a)	39,229	592,358
Staples, Inc.	675,000	8,977,500
Talbots, Inc. (a)(d)	500,000	1,350,000
		35,882,108
Textiles, Apparel & Luxury Goods - 0.1%
Arezzo Industria e Comercio SA	100,000	1,010,101
TOTAL CONSUMER DISCRETIONARY		112,380,142
CONSUMER STAPLES - 8.9%
Beverages - 2.8%
PepsiCo, Inc.	600,000	37,140,000
The Coca-Cola Co.	100,000	6,756,000
		43,896,000
Food & Staples Retailing - 0.8%
CVS Caremark Corp.	315,000	10,577,700
Drogasil SA	375,000	2,242,823
		12,820,523

	Shares	Value
Food Products - 1.3%
Danone	225,000	$ 13,927,221
Green Mountain Coffee Roasters, Inc. (a)	15,000	1,394,100
Unilever NV (NY Reg.)	175,000	5,510,750
		20,832,071
Household Products - 2.8%
Colgate-Palmolive Co.	240,000	21,283,200
Procter & Gamble Co.	350,000	22,113,000
		43,396,200
Personal Products - 0.1%
Nu Skin Enterprises, Inc. Class A	24,288	984,150
Tobacco - 1.1%
British American Tobacco PLC sponsored ADR	135,000	11,438,550
Philip Morris International, Inc.	100,000	6,238,000
		17,676,550
TOTAL CONSUMER STAPLES		139,605,494
ENERGY - 13.8%
Energy Equipment & Services - 1.8%
Exterran Holdings, Inc. (a)	300,000	2,916,000
Halliburton Co.	225,000	6,867,000
Helmerich & Payne, Inc.	75,000	3,045,000
McDermott International, Inc. (a)	200,000	2,152,000
Nabors Industries Ltd. (a)	150,000	1,839,000
National Oilwell Varco, Inc.	50,000	2,561,000
Noble Corp.	250,000	7,337,500
Trinidad Drilling Ltd.	300,000	1,731,375
		28,448,875
Oil, Gas & Consumable Fuels - 12.0%
Amyris, Inc. (d)	250,000	5,060,000
Apache Corp.	100,000	8,024,000
BPZ Energy, Inc. (a)(d)	750,000	2,077,500
Canadian Natural Resources Ltd.	100,000	2,935,228
Chevron Corp.	525,000	48,573,000
Clean Energy Fuels Corp. (a)(d)	175,000	1,946,000
Daylight Energy Ltd. (d)	625,000	3,159,878
EXCO Resources, Inc.	500,000	5,360,000
Exxon Mobil Corp.	925,000	67,182,750
Hess Corp.	75,000	3,934,500
Magnum Hunter Resources Corp.	195,700	647,767
Magnum Hunter Resources Corp. warrants 8/29/13 (a)	30,000	0
Newfield Exploration Co. (a)	50,000	1,984,500
Petrobank Energy & Resources Ltd. (a)	178,000	1,078,222
Plains Exploration & Production Co. (a)	125,000	2,838,750
QEP Resources, Inc.	125,000	3,383,750
Royal Dutch Shell PLC Class A sponsored ADR	275,000	16,918,000
Solazyme, Inc.	50,000	480,500
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Suncor Energy, Inc.	300,000	$ 7,658,113
Whiting Petroleum Corp. (a)	107,500	3,771,100
		187,013,558
TOTAL ENERGY		215,462,433
FINANCIALS - 17.5%
Capital Markets - 4.2%
Ashmore Group PLC	1,000,000	5,061,389
Bank of New York Mellon Corp.	400,000	7,436,000
Goldman Sachs Group, Inc.	250,000	23,637,500
KKR & Co. LP	450,000	4,680,000
Morgan Stanley	1,500,000	20,250,000
The Blackstone Group LP	400,000	4,792,000
		65,856,889
Commercial Banks - 5.0%
Alliance Financial Corp.	200,000	5,610,000
BB&T Corp.	525,000	11,198,250
M&T Bank Corp.	70,000	4,893,000
SunTrust Banks, Inc.	300,000	5,385,000
Wells Fargo & Co.	2,100,000	50,652,000
		77,738,250
Diversified Financial Services - 5.3%
JPMorgan Chase & Co.	2,000,000	60,240,000
KKR Financial Holdings LLC	2,250,000	16,717,500
New Academy Holding Co. LLC unit (e)(f)	60,000	6,024,000
		82,981,500
Insurance - 2.5%
ACE Ltd.	125,000	7,575,000
Allstate Corp.	225,000	5,330,250
Brasil Insurance Participacoes e Administracao SA	350,000	3,274,854
Genworth Financial, Inc. Class A (a)	600,000	3,444,000
Hanover Insurance Group, Inc.	125,000	4,437,500
Lincoln National Corp.	325,000	5,079,750
MetLife, Inc.	200,000	5,602,000
RenaissanceRe Holdings Ltd.	62,500	3,987,500
		38,730,854
Thrifts & Mortgage Finance - 0.5%
First Niagara Financial Group, Inc.	400,000	3,660,000
MGIC Investment Corp. (a)	427,492	799,410
Radian Group, Inc. (d)	1,928,200	4,222,758
		8,682,168
TOTAL FINANCIALS		273,989,661
HEALTH CARE - 9.7%
Biotechnology - 1.7%
Alexion Pharmaceuticals, Inc. (a)	30,000	1,921,800

	Shares	Value
Alnylam Pharmaceuticals, Inc. (a)	325,000	$ 2,135,250
Amgen, Inc.	205,000	11,264,750
Anacor Pharmaceuticals, Inc. (d)	200,000	1,140,000
BioMarin Pharmaceutical, Inc. (a)	25,000	796,750
Gilead Sciences, Inc. (a)	100,000	3,880,000
PDL BioPharma, Inc. (d)	675,000	3,746,250
Vertex Pharmaceuticals, Inc. (a)	30,000	1,336,200
		26,221,000
Health Care Equipment & Supplies - 0.2%
Hill-Rom Holdings, Inc.	25,000	750,500
SonoSite, Inc. (a)	75,000	2,275,500
		3,026,000
Health Care Providers & Services - 2.4%
Emeritus Corp. (a)	153,472	2,163,955
Express Scripts, Inc. (a)	75,000	2,780,250
HCA Holdings, Inc.	50,000	1,008,000
McKesson Corp.	225,000	16,357,500
Medco Health Solutions, Inc. (a)	100,000	4,689,000
Quest Diagnostics, Inc.	25,000	1,234,000
WellPoint, Inc.	150,000	9,792,000
		38,024,705
Pharmaceuticals - 5.4%
Abbott Laboratories	125,000	6,392,500
Auxilium Pharmaceuticals, Inc. (a)	75,000	1,124,250
Elan Corp. PLC sponsored ADR (a)	150,000	1,579,500
GlaxoSmithKline PLC sponsored ADR	287,500	11,870,875
Merck & Co., Inc.	600,000	19,626,000
Pfizer, Inc.	1,575,000	27,846,000
Roche Holding AG (participation certificate)	75,000	12,171,778
XenoPort, Inc. (a)	490,900	2,896,310
		83,507,213
TOTAL HEALTH CARE		150,778,918
INDUSTRIALS - 8.6%
Aerospace & Defense - 1.4%
Honeywell International, Inc.	225,000	9,879,750
Lockheed Martin Corp.	50,000	3,632,000
Rockwell Collins, Inc.	17,500	923,300
United Technologies Corp.	100,000	7,036,000
		21,471,050
Airlines - 0.3%
Delta Air Lines, Inc. (a)	600,000	4,500,000
Building Products - 0.5%
Lennox International, Inc.	75,000	1,933,500
Owens Corning (a)	225,000	4,878,000
Quanex Building Products Corp.	150,000	1,642,500
		8,454,000
Commercial Services & Supplies - 0.7%
Covanta Holding Corp.	400,000	6,076,000
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
EnerNOC, Inc. (a)(d)	250,000	$ 2,250,000
Standard Parking Corp. (a)	175,000	2,737,000
		11,063,000
Construction & Engineering - 0.6%
Jacobs Engineering Group, Inc. (a)	100,000	3,229,000
Quanta Services, Inc. (a)	300,000	5,637,000
		8,866,000
Electrical Equipment - 0.1%
Polypore International, Inc. (a)	30,000	1,695,600
Industrial Conglomerates - 2.5%
General Electric Co.	1,500,000	22,860,000
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	950,000	17,043,000
		39,903,000
Machinery - 0.9%
Ingersoll-Rand Co. Ltd.	375,000	10,533,750
PACCAR, Inc.	22,500	760,950
SPX Corp.	75,000	3,398,250
		14,692,950
Professional Services - 0.9%
Acacia Research Corp. - Acacia Technologies (a)	200,000	7,198,000
Michael Page International PLC	1,000,000	5,752,358
RPX Corp.	25,000	517,750
		13,468,108
Road & Rail - 0.5%
Con-way, Inc.	100,000	2,213,000
CSX Corp.	200,000	3,734,000
Swift Transporation Co.	325,000	2,093,000
		8,040,000
Trading Companies & Distributors - 0.2%
WESCO International, Inc. (a)	75,000	2,516,250
TOTAL INDUSTRIALS		134,669,958
INFORMATION TECHNOLOGY - 26.4%
Communications Equipment - 2.1%
Brocade Communications Systems, Inc. (a)	500,000	2,160,000
Cisco Systems, Inc.	1,450,000	22,460,500
Juniper Networks, Inc. (a)	500,000	8,630,000
		33,250,500
Computers & Peripherals - 5.6%
Apple, Inc. (a)	210,000	80,047,802
Hewlett-Packard Co.	329,000	7,386,050
		87,433,852
Electronic Equipment & Components - 2.0%
Avnet, Inc. (a)	150,000	3,912,000
Coretronic Corp.	2,250,000	1,717,793

	Shares	Value
Corning, Inc.	1,419,100	$ 17,540,076
Everlight Electronics Co. Ltd.	1,250,000	2,126,876
Fabrinet (a)	250,000	4,675,000
Itron, Inc. (a)	50,000	1,475,000
		31,446,745
Internet Software & Services - 4.5%
Akamai Technologies, Inc. (a)	300,000	5,964,000
Blinkx PLC (a)(d)	1,500,000	3,462,645
Google, Inc. Class A (a)	100,000	51,438,000
RightNow Technologies, Inc. (a)	7,000	231,350
SciQuest, Inc.	450,010	6,723,149
WebMD Health Corp. (a)	75,000	2,261,250
		70,080,394
IT Services - 7.6%
Cognizant Technology Solutions Corp. Class A (a)	200,000	12,540,000
International Business Machines Corp.	175,000	30,630,250
MasterCard, Inc. Class A	80,000	25,372,800
Paychex, Inc.	825,000	21,755,250
Visa, Inc. Class A	325,000	27,859,000
		118,157,300
Semiconductors & Semiconductor Equipment - 2.2%
Ceva, Inc. (a)	100,000	2,431,000
KLA-Tencor Corp.	125,000	4,785,000
Lam Research Corp. (a)	75,000	2,848,500
NVIDIA Corp. (a)	75,000	937,500
NXP Semiconductors NV (a)	268,300	3,788,396
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	1,600,000	7,648,000
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,000,000	11,430,000
		33,868,396
Software - 2.4%
Autonomy Corp. PLC (a)	300,000	11,932,087
Concur Technologies, Inc. (a)	25,000	930,500
NetSuite, Inc. (a)	25,000	675,250
Nuance Communications, Inc. (a)	400,000	8,144,000
Oracle Corp.	500,000	14,370,000
SuccessFactors, Inc. (a)	2,500	57,475
VMware, Inc. Class A (a)	25,000	2,009,500
		38,118,812
TOTAL INFORMATION TECHNOLOGY		412,355,999
MATERIALS - 1.8%
Chemicals - 0.9%
Air Products & Chemicals, Inc.	25,000	1,909,250
Cabot Corp.	110,000	2,725,800
Ecolab, Inc. (d)	125,000	6,111,250
Olin Corp.	125,000	2,251,250
W.R. Grace & Co. (a)	50,000	1,665,000
		14,662,550
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.9%
Colossus Minerals, Inc. (a)	125,000	$ 666,555
Gem Diamonds Ltd. (a)	1,200,000	3,909,981
Nucor Corp.	225,000	7,119,000
United States Steel Corp. (d)	75,000	1,650,750
		13,346,286
TOTAL MATERIALS		28,008,836
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Sprint Nextel Corp. (a)	750,000	2,280,000
UTILITIES - 1.0%
Electric Utilities - 0.6%
Entergy Corp.	50,000	3,314,500
NextEra Energy, Inc.	125,000	6,752,500
		10,067,000
Gas Utilities - 0.1%
National Fuel Gas Co.	36,700	1,786,556
Multi-Utilities - 0.3%
TECO Energy, Inc.	225,000	3,854,250
TOTAL UTILITIES		15,707,806
TOTAL COMMON STOCKS (Cost $1,664,441,652)		1,485,239,247
Nonconvertible Preferred Stocks - 2.1%

CONSUMER DISCRETIONARY - 2.1%
Automobiles - 2.1%
Porsche Automobil Holding SE (Germany)	349,950	16,979,874
Volkswagen AG	115,000	15,415,404
		32,395,278
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $36,649,363)		32,395,278
Money Market Funds - 4.9%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	48,054,871	$ 48,054,871
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	28,852,571	28,852,571
TOTAL MONEY MARKET FUNDS (Cost $76,907,442)		76,907,442
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $1,777,998,457)	1,594,541,967
NET OTHER ASSETS (LIABILITIES) - (2.1)%	(32,719,616)
NET ASSETS - 100%	$ 1,561,822,351
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,024,000 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
New Academy Holding Co. LLC unit	8/1/11	$ 6,324,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 39,127
Fidelity Securities Lending Cash Central Fund	492,730
Total	$ 531,857
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
McCormick & Schmick's Seafood Restaurants	$ 7,002,000	$ 1,791,991	$ 9,712,376	$ -	$ -
Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 144,775,420	$ 139,562,837	$ 5,212,583	$ -
Consumer Staples	139,605,494	139,605,494	-	-
Energy	215,462,433	215,462,433	-	-
Financials	273,989,661	267,965,661	-	6,024,000
Health Care	150,778,918	150,778,918	-	-
Industrials	134,669,958	134,669,958	-	-
Information Technology	412,355,999	408,511,330	3,844,669	-
Materials	28,008,836	28,008,836	-	-
Telecommunication Services	2,280,000	2,280,000	-	-
Utilities	15,707,806	15,707,806	-	-
Money Market Funds	76,907,442	76,907,442	-	-
Total Investments in Securities:	$ 1,594,541,967	$ 1,579,460,715	$ 9,057,252	$ 6,024,000
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	(118,855)
Total Unrealized Gain (Loss)	(181,147)
Cost of Purchases	6,324,002
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 6,024,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2011	$ (300,002)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.3%
United Kingdom	4.3%
Germany	2.1%
Switzerland	1.8%
Netherlands	1.6%
Taiwan	1.4%
Canada	1.1%
Others (Individually Less Than 1%)	3.4%
100.0%
Income Tax Information

At September 30, 2011, the Fund had a capital loss carryforward of approximately $474,737,430 of which $450,735,013 and $24,002,417 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value (including securities loaned of $26,964,049) - See accompanying schedule: Unaffiliated issuers (cost $1,701,091,015)	$ 1,517,634,525
Fidelity Central Funds (cost $76,907,442)	76,907,442
Total Investments (cost $1,777,998,457)		$ 1,594,541,967
Foreign currency held at value (cost $57,584)		57,658
Receivable for investments sold		22,739,916
Receivable for fund shares sold		78,888
Dividends receivable		1,638,260
Distributions receivable from Fidelity Central Funds		135,355
Other receivables		77,810
Total assets		1,619,269,854

Liabilities
Payable for investments purchased	$ 27,195,457
Payable for fund shares redeemed	509,948
Accrued management fee	585,786
Distribution and service plan fees payable	29,870
Other affiliated payables	155,308
Other payables and accrued expenses	118,563
Collateral on securities loaned, at value	28,852,571
Total liabilities		57,447,503

Net Assets		$ 1,561,822,351
Net Assets consist of:
Paid in capital		$ 2,221,878,866
Undistributed net investment income		16,136,819
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(492,724,610)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(183,468,724)
Net Assets		$ 1,561,822,351

Statement of Assets and Liabilities - continued

September 30, 2011

Class O: Net Asset Value, offering price and redemption price per share ($1,268,316,173 ÷ 95,143,516 shares)	$ 13.33

Class A: Net Asset Value and redemption price per share ($98,807,639 ÷ 7,560,633 shares)	$ 13.07

Maximum offering price per share (100/94.25 of $13.07)	$ 13.87
Class T: Net Asset Value and redemption price per share ($11,251,209 ÷ 866,463 shares)	$ 12.99

Maximum offering price per share (100/96.50 of $12.99)	$ 13.46
Class B: Net Asset Value and offering price per share ($776,424 ÷ 60,567 shares)A	$ 12.82

Class C: Net Asset Value and offering price per share ($3,029,731 ÷ 236,425 shares)A	$ 12.81

Institutional Class: Net Asset Value, offering price and redemption price per share ($179,641,175 ÷ 13,231,792 shares)	$ 13.58

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 29,536,364
Interest		64
Income from Fidelity Central Funds		531,857
Total income		30,068,285

Expenses
Management fee	$ 7,541,667
Transfer agent fees	1,007,563
Distribution and service plan fees	405,233
Accounting and security lending fees	547,013
Custodian fees and expenses	77,732
Independent trustees' compensation	9,830
Appreciation in deferred trustee compensation account	426
Registration fees	89,879
Audit	82,285
Legal	11,118
Interest	421
Miscellaneous	18,745
Total expenses before reductions	9,791,912
Expense reductions	(107,187)	9,684,725
Net investment income (loss)		20,383,560
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	112,838,747
Other affiliated issuers	(2,478,718)
Foreign currency transactions	(181,109)
Futures contracts	(2,191,473)
Total net realized gain (loss)		107,987,447
Change in net unrealized appreciation (depreciation) on: Investment securities	(113,018,178)
Assets and liabilities in foreign currencies	(14,249)
Total change in net unrealized appreciation (depreciation)		(113,032,427)
Net gain (loss)		(5,044,980)
Net increase (decrease) in net assets resulting from operations		$ 15,338,580

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,383,560	$ 19,337,736
Net realized gain (loss)	107,987,447	269,379,837
Change in net unrealized appreciation (depreciation)	(113,032,427)	(109,174,126)
Net increase (decrease) in net assets resulting from operations	15,338,580	179,543,447
Distributions to shareholders from net investment income	(17,474,487)	(18,699,364)
Distributions to shareholders from net realized gain	(5,265,348)	(699,305)
Total distributions	(22,739,835)	(19,398,669)
Share transactions - net increase (decrease)	(50,888,703)	(394,795,070)
Total increase (decrease) in net assets	(58,289,958)	(234,650,292)

Net Assets
Beginning of period	1,620,112,309	1,854,762,601
End of period (including undistributed net investment income of $16,136,819 and undistributed net investment income of $13,656,466, respectively)	$ 1,561,822,351	$ 1,620,112,309

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.55	$ 12.33	$ 12.06	$ 17.44	$ 14.82
Income from Investment Operations
Net investment income (loss) C	.18	.15	.13	.20	.15
Net realized and unrealized gain (loss)	(.20)	1.21	.29	(5.41)	2.62
Total from investment operations	(.02)	1.36	.42	(5.21)	2.77
Distributions from net investment income	(.15)	(.14)	(.15)	(.17)	(.15)
Distributions from net realized gain	(.04)	(.01)	-	-	-
Total distributions	(.20) H	(.14) G	(.15)	(.17)	(.15)
Net asset value, end of period	$ 13.33	$ 13.55	$ 12.33	$ 12.06	$ 17.44
Total Return A,B	(.32)%	11.15%	4.04%	(30.13)%	18.83%
Ratios to Average Net Assets D,F
Expenses before reductions	.51%	.51%	.51%	.49%	.49%
Expenses net of fee waivers, if any	.51%	.51%	.51%	.49%	.49%
Expenses net of all reductions	.50%	.50%	.50%	.48%	.48%
Net investment income (loss)	1.20%	1.20%	1.34%	1.30%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,268,316	$ 1,458,736	$ 1,708,710	$ 1,758,888	$ 2,878,127
Portfolio turnover rate E	76%	102%	162%	121%	148%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.005 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.044 per share.

Financial Highlights - Class A

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.28	$ 12.09	$ 11.80	$ 17.07	$ 14.53
Income from Investment Operations
Net investment income (loss) D	.13	.10	.08	.13	.08
Net realized and unrealized gain (loss)	(.20)	1.19	.30	(5.29)	2.56
Total from investment operations	(.07)	1.29	.38	(5.16)	2.64
Distributions from net investment income	(.10)	(.09)	(.09)	(.11)	(.10)
Distributions from net realized gain	(.04)	(.01)	-	-	-
Total distributions	(.14)	(.10)	(.09)	(.11)	(.10)
Net asset value, end of period	$ 13.07	$ 13.28	$ 12.09	$ 11.80	$ 17.07
Total Return A,B,C	(.62)%	10.70%	3.59%	(30.42)%	18.25%
Ratios to Average Net Assets E,G
Expenses before reductions	.86%	.88%	.95%	.92%	.91%
Expenses net of fee waivers, if any	.86%	.88%	.95%	.92%	.91%
Expenses net of all reductions	.85%	.87%	.93%	.91%	.90%
Net investment income (loss)	.85%	.82%	.90%	.87%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 98,808	$ 110,672	$ 129,758	$ 124,522	$ 182,686
Portfolio turnover rate F	76%	102%	162%	121%	148%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.21	$ 12.04	$ 11.69	$ 16.91	$ 14.45
Income from Investment Operations
Net investment income (loss) C	.06	.05	.05	.08	.03
Net realized and unrealized gain (loss)	(.19)	1.18	.32	(5.26)	2.54
Total from investment operations	(.13)	1.23	.37	(5.18)	2.57
Distributions from net investment income	(.05)	(.05)	(.02)	(.04)	(.11)
Distributions from net realized gain	(.04)	(.01)	-	-	-
Total distributions	(.09)	(.06)	(.02)	(.04)	(.11)
Net asset value, end of period	$ 12.99	$ 13.21	$ 12.04	$ 11.69	$ 16.91
Total Return A,B	(1.05)%	10.25%	3.25%	(30.69)%	17.90%
Ratios to Average Net Assets D,F
Expenses before reductions	1.29%	1.30%	1.33%	1.27%	1.23%
Expenses net of fee waivers, if any	1.29%	1.30%	1.33%	1.27%	1.23%
Expenses net of all reductions	1.28%	1.29%	1.32%	1.26%	1.22%
Net investment income (loss)	.42%	.40%	.52%	.53%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,251	$ 12,051	$ 11,378	$ 12,444	$ 26,732
Portfolio turnover rate E	76%	102%	162%	121%	148%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.04	$ 11.90	$ 11.59	$ 16.80	$ 14.38
Income from Investment Operations
Net investment income (loss) C	(.01)	(.01)	- H	- H	(.06)
Net realized and unrealized gain (loss)	(.19)	1.17	.31	(5.21)	2.54
Total from investment operations	(.20)	1.16	.31	(5.21)	2.48
Distributions from net investment income	-	(.01)	-	-	(.06)
Distributions from net realized gain	(.02)	(.01)	-	-	-
Total distributions	(.02)	(.02)	-	-	(.06)
Net asset value, end of period	$ 12.82	$ 13.04	$ 11.90	$ 11.59	$ 16.80
Total Return A,B	(1.57)%	9.72%	2.67%	(31.01)%	17.26%
Ratios to Average Net Assets D,G
Expenses before reductions	1.78%	1.80%	1.83%	1.79%	1.81%
Expenses net of fee waivers, if any	1.78%	1.80%	1.83%	1.79%	1.81%
Expenses net of all reductions	1.77%	1.79%	1.81%	1.78%	1.80%
Net investment income (loss)	(.07)%	(.10)%	.02%	-% F	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 776	$ 1,060	$ 1,072	$ 853	$ 1,356
Portfolio turnover rate E	76%	102%	162%	121%	148%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.04	$ 11.90	$ 11.59	$ 16.80	$ 14.37
Income from Investment Operations
Net investment income (loss) C	(.01)	(.01)	- G	- G	(.06)
Net realized and unrealized gain (loss)	(.19)	1.16	.31	(5.21)	2.54
Total from investment operations	(.20)	1.15	.31	(5.21)	2.48
Distributions from net investment income	-	(.01)	-	-	(.05)
Distributions from net realized gain	(.03)	(.01)	-	-	-
Total distributions	(.03)	(.01) H	-	-	(.05)
Net asset value, end of period	$ 12.81	$ 13.04	$ 11.90	$ 11.59	$ 16.80
Total Return A,B	(1.58)%	9.69%	2.67%	(31.01)%	17.31%
Ratios to Average Net Assets D,F
Expenses before reductions	1.78%	1.79%	1.82%	1.79%	1.79%
Expenses net of fee waivers, if any	1.78%	1.79%	1.82%	1.79%	1.79%
Expenses net of all reductions	1.77%	1.79%	1.81%	1.78%	1.78%
Net investment income (loss)	(.07)%	(.09)%	.03%	.01%	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,030	$ 2,853	$ 2,501	$ 2,676	$ 4,897
Portfolio turnover rate E	76%	102%	162%	121%	148%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.005 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.82	$ 12.57	$ 12.15	$ 17.56	$ 14.77
Income from Investment Operations
Net investment income (loss) B	.15	.11	.10	.17	.12
Net realized and unrealized gain (loss)	(.20)	1.24	.34	(5.45)	2.67
Total from investment operations	(.05)	1.35	.44	(5.28)	2.79
Distributions from net investment income	(.15)	(.10)	(.02)	(.13)	-
Distributions from net realized gain	(.04)	(.01)	-	-	-
Total distributions	(.19)	(.10) F	(.02)	(.13)	-
Net asset value, end of period	$ 13.58	$ 13.82	$ 12.57	$ 12.15	$ 17.56
Total Return A	(.50)%	10.81%	3.75%	(30.25)%	18.89%
Ratios to Average Net Assets C,E
Expenses before reductions	.74%	.78%	.79%	.69%	.65%
Expenses net of fee waivers, if any	.74%	.78%	.79%	.69%	.65%
Expenses net of all reductions	.73%	.77%	.77%	.69%	.64%
Net investment income (loss)	.97%	.92%	1.06%	1.10%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 179,641	$ 34,740	$ 1,344	$ 5,242	$ 42,212
Portfolio turnover rate D	76%	102%	162%	121%	148%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2011

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of September 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 104,481,119
Gross unrealized depreciation	(301,523,482)
Net unrealized appreciation (depreciation) on securities and other investments	$ (197,042,363)

Tax Cost	$ 1,791,584,330

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 16,199,835
Capital loss carryforward	$ (474,737,430)
Net unrealized appreciation (depreciation)	$ (197,054,597)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be September 30, 2012.

The tax character of distributions paid was as follows:

	September 30, 2011	September 30, 2010
Ordinary Income	$ 22,739,835	$ 19,398,669

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

Notes to Financial Statements - continued

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of ($2,191,473) related to its investment in futures contracts. This amount is included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,312,644,689 and $1,374,678,133, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 295,897	$ 4,843
Class T	.25%	.25%	66,929	370
Class B	.75%	.25%	10,164	7,629
Class C	.75%	.25%	32,243	5,136
			$ 405,233	$ 17,978

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,800
Class T	2,494
Class B*	3,414
Class C*	220
$ 12,928

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 519,890.03
Class A	159,259.13
Class T	41,768.31
Class B	3,070.30
Class C	9,730.30
Institutional Class	273,846.26
	$ 1,007,563

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $61,981 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,410,167.34%		$ 421

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,727 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $492,730, and includes $739 from securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $107,187 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2011	2010
From net investment income
Class O	$ 15,800,906	$ 17,708,586
Class A	793,484	926,935
Class T	41,691	51,155
Class B	-	889
Class C	-	1,448
Institutional Class	838,406	10,351
Total	$ 17,474,487	$ 18,699,364
From net realized gain
Class O	$ 4,604,191	$ 641,616
Class A	359,871	50,930
Class T	39,878	4,736
Class B	1,300	444
Class C	5,695	1,034
Institutional Class	254,413	545
Total	$ 5,265,348	$ 699,305

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2011	2010	2011	2010
Class O
Shares sold	5,397,022	9,552,630	$ 80,718,498	$ 122,347,240
Reinvestment of distributions	1,202,134	1,247,286	17,731,460	15,553,658
Shares redeemed	(19,120,847)	(41,671,845)	(289,198,834)	(535,108,268)
Net increase (decrease)	(12,521,691)	(30,871,929)	$ (190,748,876)	$ (397,207,370)
Class A
Shares sold	1,717,597	2,753,283	$ 25,412,083	$ 35,143,064
Reinvestment of distributions	74,702	74,066	1,083,158	908,047
Shares redeemed	(2,563,138)	(5,224,869)	(37,854,858)	(66,445,318)
Net increase (decrease)	(770,839)	(2,397,520)	$ (11,359,617)	$ (30,394,207)
Class T
Shares sold	158,749	163,283	$ 2,355,345	$ 2,055,777
Reinvestment of distributions	5,400	4,499	78,078	55,026
Shares redeemed	(209,985)	(200,402)	(3,151,921)	(2,544,126)
Net increase (decrease)	(45,836)	(32,620)	$ (718,498)	$ (433,323)
Class B
Shares sold	6,828	15,874	$ 96,696	$ 199,572
Reinvestment of distributions	83	106	1,194	1,288
Shares redeemed	(27,678)	(24,729)	(405,514)	(310,445)
Net increase (decrease)	(20,767)	(8,749)	$ (307,624)	$ (109,585)
Class C
Shares sold	65,288	66,698	$ 956,325	$ 848,168
Reinvestment of distributions	370	196	5,303	2,376
Shares redeemed	(47,958)	(58,243)	(699,223)	(719,732)
Net increase (decrease)	17,700	8,651	$ 262,405	$ 130,812
Institutional Class
Shares sold	11,431,490	2,435,059	$ 163,363,083	$ 33,604,258
Reinvestment of distributions	72,217	612	1,086,867	7,803
Shares redeemed	(785,458)	(29,007)	(12,466,443)	(393,458)
Net increase (decrease)	10,718,249	2,406,664	$ 151,983,507	$ 33,218,603

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 424 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (59)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Class O and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class O and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Advisor Diversified Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of Class O of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2010 and the total expense ratio of Class T ranked equal to its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan), Inc.
Fidelity Management & Research (U.K.) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

ADESI-I-UANN-1111
1.814750.106

Fidelity® Destiny® Portfolios:
Fidelity Advisor®

Capital Development Fund -

Class A

Annual Report

September 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Global equity markets finished the third quarter in a significant downturn that intensified in late July and early August, as Congress struggled to raise the debt ceiling and Standard & Poor's announced it was lowering its long-term sovereign credit rating of the United States. The historic downgrade, along with continued evidence of a slowing global economy, heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Past 5 years	Past 10 years
Class A	1.91%	-1.16%	2.18%
$50/month 15-Year Plan A	-49.04%	-3.22%	1.66%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Capital Development Fund - Class A on September 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks eked out slight gains for the 12 months ending September 30, 2011, as investor angst over global economic woes overtook the market in the latter half of the period, extinguishing the sharp run-up in equities from October through April. For the year, the S&P 500® Index rose only 1.14%, while the blue-chip Dow Jones Industrial AverageSM increased 3.83% and the technology-heavy Nasdaq Composite® Index added 2.96%. Following an extended rally fueled by encouraging economic activity, stocks eventually derailed in late July and early August amid wrangling over the U.S. debt ceiling, Standard & Poor's downgrade of the country's long-term sovereign credit rating and deepening debt troubles in Europe. Markets remained volatile through September, when the S&P 500® registered its worst calendar-quarter finish since late 2008. Among market segments, financials had the largest decline (-17%), while the defensive utilities sector fared best (+12%). Small and mid-sized stocks fell shy of their larger-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -3.53% and -0.88%, respectively. The financial crisis in Europe helped push the MSCI® EAFE® (Europe, Australasia, Far East) Index to a 12-month decline of 9.26%, its weakest one-year trailing return in more than two years.

Comments from Harlan Carere, Portfolio Manager of Fidelity Advisor® Capital Development Fund: For the year, the fund's Class A shares returned 1.91% (excluding sales charges), topping the S&P 500®. Versus the index, stock selection and an overweighting in industrials in the first half of the year paid off, as did stock picking in information technology, favorable positioning within consumer staples and a sizable underweighting in financials. U.K.-based ARM Holdings aided performance. The semiconductor company dominated the market for chips used in smartphones and tablet devices. Herbalife, a supplier of diet products and nutritional supplements, continued to have success with its group sales model. ARM Holdings and Herbalife were out-of-index positions. Underweighting and eventually selling poorly performing benchmark component Bank of America also lifted performance. Conversely, my picks in energy and consumer discretionary hampered results, as did a sizable overweighting in materials. The fund's foreign holdings, hampered in part by currency fluctuations, also hurt performance. Underweighting two strong-performing benchmark components, energy major Exxon Mobil and tech giant International Business Machines, detracted, as investors favored large, financially stable companies amid volatile market conditions. A small out-of-benchmark position in Xueda Education Group, a China-based provider of personalized tutoring services, hurt as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period* April 1, 2011 to September 30, 2011
Class O	.61%
Actual		$ 1,000.00	$ 839.40	$ 2.81
Hypothetical A		$ 1,000.00	$ 1,022.01	$ 3.09
Class A	.94%
Actual		$ 1,000.00	$ 838.10	$ 4.33
Hypothetical A		$ 1,000.00	$ 1,020.36	$ 4.76
Class T	1.46%
Actual		$ 1,000.00	$ 835.30	$ 6.72
Hypothetical A		$ 1,000.00	$ 1,017.75	$ 7.39
Class B	1.90%
Actual		$ 1,000.00	$ 833.80	$ 8.73
Hypothetical A		$ 1,000.00	$ 1,015.54	$ 9.60
Class C	1.87%
Actual		$ 1,000.00	$ 834.20	$ 8.60
Hypothetical A		$ 1,000.00	$ 1,015.69	$ 9.45
Institutional Class	.89%
Actual		$ 1,000.00	$ 838.50	$ 4.10
Hypothetical A		$ 1,000.00	$ 1,020.61	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.3	3.5
Chevron Corp.	2.3	1.8
ARM Holdings PLC	2.0	2.5
Agnico-Eagle Mines Ltd. (Canada)	1.9	0.0
Microsoft Corp.	1.5	0.2
Google, Inc. Class A	1.4	1.4
Wells Fargo & Co.	1.4	1.1
JPMorgan Chase & Co.	1.3	0.4
Procter & Gamble Co.	1.3	0.0
McKesson Corp.	1.3	0.6
	20.7
Top Five Market Sectors as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.2	21.1
Consumer Discretionary	14.6	18.4
Consumer Staples	12.2	4.6
Health Care	11.7	6.6
Energy	10.1	14.6
Asset Allocation (% of fund's net assets)
As of September 30, 2011*		As of March 31, 2011**
	Stocks 98.0%		Stocks 99.6%
	Convertible Securities 0.2%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 1.8%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	22.8%	** Foreign investments	26.4%

Annual Report

Investments September 30, 2011

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
CONSUMER DISCRETIONARY - 14.6%
Auto Components - 0.3%
Tenneco, Inc. (a)	40,000	$ 1,024,400
TRW Automotive Holdings Corp. (a)	170,200	5,570,646
		6,595,046
Automobiles - 0.5%
Bajaj Auto Ltd.	250,000	7,800,379
PT Astra International Tbk	100,000	714,852
Tesla Motors, Inc. (a)(d)	119,400	2,912,166
		11,427,397
Distributors - 0.2%
Silver Base Group Holdings Ltd.	4,754,000	4,202,499
Diversified Consumer Services - 0.4%
Anhanguera Educacional Participacoes SA	530,000	6,818,713
Collectors Universe, Inc. (d)	100,000	1,475,000
Xueda Education Group sponsored ADR (d)	459,300	1,253,889
		9,547,602
Hotels, Restaurants & Leisure - 0.5%
Bravo Brio Restaurant Group, Inc.	113,800	1,893,632
Gourmet Master Co. Ltd.	14,200	97,847
McDonald's Corp.	30,000	2,634,600
O'Charleys, Inc. (a)	100,000	594,000
Shangri-La Asia Ltd.	100,000	191,191
Tim Hortons, Inc. (Canada)	170,000	7,899,170
		13,310,440
Household Durables - 0.3%
Fortune Brands, Inc.	100,000	5,408,000
Toll Brothers, Inc. (a)	53,700	774,891
		6,182,891
Internet & Catalog Retail - 1.7%
Amazon.com, Inc. (a)	137,100	29,645,133
Priceline.com, Inc. (a)	9,600	4,314,816
Start Today Co. Ltd.	388,100	8,409,839
		42,369,788
Leisure Equipment & Products - 0.5%
Bauer Performance Sports Ltd. (a)(e)	817,600	4,367,605
Hasbro, Inc.	238,600	7,780,746
		12,148,351
Media - 0.7%
ITV PLC	8,000,000	7,399,454
Pandora Media, Inc. (d)	223,000	3,266,950
The Walt Disney Co.	250,000	7,540,000
		18,206,404
Multiline Retail - 1.2%
Dollar Tree, Inc. (a)	60,000	4,506,600
Dollarama, Inc.	471,000	16,309,549

	Shares	Value
Marisa Lojas SA	600,000	$ 6,918,660
Springland International Holdings Ltd.	1,750,000	1,147,746
		28,882,555
Specialty Retail - 4.4%
Ascena Retail Group, Inc. (a)	100,000	2,707,000
AutoZone, Inc. (a)	45,000	14,363,550
Carphone Warehouse Group PLC	259,000	1,373,516
Charming Shoppes, Inc. (a)	500,000	1,300,000
China ZhengTong Auto Services Holdings Ltd.	504,000	447,347
Destination Maternity Corp.	333,100	4,286,997
Dick's Sporting Goods, Inc. (a)	80,000	2,676,800
Guess?, Inc.	221,000	6,296,290
New York & Co., Inc. (a)(d)	1,431,566	4,566,696
PT Ace Hardware Indonesia Tbk	7,999,000	2,990,085
Ross Stores, Inc.	357,485	28,130,495
Stein Mart, Inc.	300,000	1,875,000
SuperGroup PLC (a)	218,200	3,539,509
The Cato Corp. Class A (sub. vtg.)	191,850	4,328,136
TJX Companies, Inc.	526,500	29,204,955
		108,086,376
Textiles, Apparel & Luxury Goods - 3.9%
Arezzo Industria e Comercio SA	14,000	141,414
Bosideng International Holdings Ltd.	15,000,000	3,099,332
Daphne International Holdings Ltd.	3,000,000	2,659,631
Gildan Activewear, Inc.	100,000	2,594,677
Liz Claiborne, Inc. (a)(d)	1,000,000	5,000,000
lululemon athletica, Inc. (a)	105,842	5,149,213
NIKE, Inc. Class B	100,000	8,551,000
PVH Corp.	227,800	13,267,072
R.G. Barry Corp.	167,882	1,779,549
Ralph Lauren Corp.	82,500	10,700,250
Samsonite International SA	1,307,700	1,824,987
Steven Madden Ltd. (a)	267,903	8,063,880
Vera Bradley, Inc. (d)	223,762	8,066,620
VF Corp.	108,653	13,203,513
Warnaco Group, Inc. (a)	216,900	9,996,921
		94,098,059
TOTAL CONSUMER DISCRETIONARY		355,057,408
CONSUMER STAPLES - 12.2%
Beverages - 1.5%
Anheuser-Busch InBev SA NV	83,846	4,450,641
Anheuser-Busch InBev SA NV:
ADR	65,000	3,443,700
(strip VVPR) (a)	160,000	429
Dr Pepper Snapple Group, Inc.	352,400	13,666,072
Hansen Natural Corp. (a)	151,200	13,198,248
United Breweries Ltd.	63,029	478,790
		35,237,880
Food & Staples Retailing - 1.6%
Chefs' Warehouse Holdings (a)	40,200	472,752
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Costco Wholesale Corp.	30,000	$ 2,463,600
Droga Raia SA	91,000	1,243,328
Drogasil SA	775,200	4,636,364
Fresh Market, Inc. (d)	220,300	8,406,648
PriceSmart, Inc.	144,300	8,992,776
Walgreen Co.	400,000	13,156,000
		39,371,468
Food Products - 3.0%
Biostime International Holdings Ltd.	2,478,000	4,130,630
Diamond Foods, Inc. (d)	116,300	9,279,577
Green Mountain Coffee Roasters, Inc. (a)	283,500	26,348,490
Hormel Foods Corp.	100,000	2,702,000
Kraft Foods, Inc. Class A	290,000	9,738,200
Orion Corp.	10,000	4,362,026
The J.M. Smucker Co.	130,000	9,475,700
TreeHouse Foods, Inc. (a)	131,500	8,131,960
		74,168,583
Household Products - 2.1%
Colgate-Palmolive Co.	230,000	20,396,400
Procter & Gamble Co.	500,000	31,590,000
		51,986,400
Personal Products - 1.9%
Herbalife Ltd.	552,260	29,601,136
Nu Skin Enterprises, Inc. Class A	421,440	17,076,749
		46,677,885
Tobacco - 2.1%
British American Tobacco PLC:
(United Kingdom)	200,000	8,446,956
sponsored ADR	60,000	5,083,800
Imperial Tobacco Group PLC	100,000	3,390,896
Lorillard, Inc.	132,000	14,612,400
Philip Morris International, Inc.	300,000	18,714,000
		50,248,052
TOTAL CONSUMER STAPLES		297,690,268
ENERGY - 10.1%
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	285,834	13,194,097
Cameron International Corp. (a)	55,000	2,284,700
Halliburton Co.	543,100	16,575,412
Nabors Industries Ltd. (a)	272,800	3,344,528
National Oilwell Varco, Inc.	100,000	5,122,000
Rowan Companies, Inc. (a)	142,900	4,314,151
Transocean Ltd. (United States)	150,000	7,161,000
Tuscany International Drilling, Inc. (a)(e)	7,000,000	3,872,937
		55,868,825
Oil, Gas & Consumable Fuels - 7.8%
Anadarko Petroleum Corp.	170,500	10,750,025

	Shares	Value
Bellatrix Exploration Ltd. (a)	2,229,700	$ 7,167,880
Bellatrix Exploration Ltd. (a)(e)	790,000	2,539,636
Bumi PLC	495,058	6,663,799
Chevron Corp.	605,200	55,993,104
ConocoPhillips	155,700	9,858,924
Crestwood Midstream Partners LP	100,000	2,572,000
Crown Point Ventures Ltd. (a)(e)	419,300	519,975
Enbridge Energy Partners LP	150,000	4,120,500
Energy Partners Ltd. (a)	841,100	9,310,977
Exxon Mobil Corp.	351,400	25,522,182
Hess Corp.	95,300	4,999,438
HollyFrontier Corp.	336,770	8,830,109
Madalena Ventures, Inc. (a)	7,144,000	3,271,125
Marathon Petroleum Corp.	286,900	7,763,514
Noble Energy, Inc.	38,100	2,697,480
Occidental Petroleum Corp.	257,900	18,439,850
Williams Companies, Inc.	373,800	9,098,292
		190,118,810
TOTAL ENERGY		245,987,635
FINANCIALS - 7.3%
Capital Markets - 1.1%
Evercore Partners, Inc. Class A	97,400	2,220,720
Franklin Resources, Inc.	135,000	12,911,400
Invesco Ltd.	208,300	3,230,733
Morgan Stanley	300,000	4,050,000
T. Rowe Price Group, Inc.	100,000	4,777,000
		27,189,853
Commercial Banks - 2.3%
HDFC Bank Ltd.	573,925	5,424,193
HDFC Bank Ltd. sponsored ADR	100,000	2,915,000
Huntington Bancshares, Inc.	797,600	3,828,480
Regions Financial Corp.	700,000	2,331,000
SunTrust Banks, Inc.	200,000	3,590,000
U.S. Bancorp	220,000	5,178,800
Wells Fargo & Co.	1,383,950	33,380,874
		56,648,347
Consumer Finance - 0.2%
American Express Co.	100,000	4,490,000
Diversified Financial Services - 1.3%
JPMorgan Chase & Co.	1,056,000	31,806,720
Insurance - 1.1%
Berkshire Hathaway, Inc. Class A (a)	66	7,048,800
Intact Financial Corp. (a)(e)	150,000	8,231,899
Lincoln National Corp.	303,400	4,742,142
Phoenix Group Holdings	464,227	3,475,575
Platinum Underwriters Holdings Ltd.	98,167	3,018,635
		26,517,051
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.4%
Dundee (REIT) (a)(e)	600,000	$ 5,551,846
HCP, Inc.	128,000	4,487,680
		10,039,526
Real Estate Management & Development - 0.8%
CB Richard Ellis Group, Inc. Class A (a)	247,400	3,330,004
DLF Ltd.	1,580,000	6,990,809
Global Logistic Properties Ltd.	1,653,000	2,073,860
Iguatemi Empresa de Shopping Centers SA	295,000	4,940,191
MI Developments, Inc. Class A	125,000	3,319,660
		20,654,524
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd.	105,000	1,365,686
TOTAL FINANCIALS		178,711,707
HEALTH CARE - 11.5%
Biotechnology - 1.3%
ADVENTRX Pharmaceuticals, Inc. (a)(d)	1,000,000	920,000
Alexion Pharmaceuticals, Inc. (a)	145,112	9,295,875
AVEO Pharmaceuticals, Inc. (a)	1,300	20,007
AVEO Pharmaceuticals, Inc.	404,600	6,226,794
Cubist Pharmaceuticals, Inc. (a)	65,000	2,295,800
Dynavax Technologies Corp. (a)	1,935,211	3,599,492
ImmunoGen, Inc. (a)	164,623	1,804,268
Micromet, Inc. (a)	480,592	2,306,842
NPS Pharmaceuticals, Inc. (a)	28,900	188,139
Theravance, Inc. (a)	125,000	2,517,500
ZIOPHARM Oncology, Inc. (a)(d)	472,200	2,082,402
		31,257,119
Health Care Equipment & Supplies - 2.3%
Baxter International, Inc.	291,000	16,336,740
Boston Scientific Corp. (a)	819,800	4,845,018
C. R. Bard, Inc.	115,000	10,067,100
Covidien PLC	315,600	13,917,960
Insulet Corp. (a)	100,000	1,526,000
Sirona Dental Systems, Inc. (a)	230,000	9,754,300
		56,447,118
Health Care Providers & Services - 3.4%
Accretive Health, Inc. (a)(d)	50,000	1,061,500
Hanger Orthopedic Group, Inc. (a)	966,950	18,265,686
Humana, Inc.	100,000	7,273,000
McKesson Corp.	426,500	31,006,550
Quest Diagnostics, Inc.	30,000	1,480,800
UnitedHealth Group, Inc.	200,000	9,224,000
WellPoint, Inc.	220,000	14,361,600
		82,673,136
Health Care Technology - 0.0%
athenahealth, Inc. (a)	11,800	702,690

	Shares	Value
Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc. (a)	140,000	$ 7,089,600
Pharmaceuticals - 4.2%
Abbott Laboratories	490,000	25,058,600
Allergan, Inc.	31,400	2,586,732
Eli Lilly & Co.	200,000	7,394,000
GlaxoSmithKline PLC sponsored ADR	205,000	8,464,450
Hospira, Inc. (a)	54,300	2,009,100
Johnson & Johnson	340,000	21,661,400
PT Kalbe Farma Tbk	11,000,000	4,027,325
Shire PLC	400,000	12,476,633
Valeant Pharmaceuticals International, Inc. (Canada)	488,790	18,212,475
		101,890,715
TOTAL HEALTH CARE		280,060,378
INDUSTRIALS - 8.3%
Aerospace & Defense - 3.5%
Esterline Technologies Corp. (a)	194,200	10,067,328
Goodrich Corp.	128,700	15,531,516
Honeywell International, Inc.	467,567	20,530,867
Precision Castparts Corp.	16,000	2,487,360
Textron, Inc.	410,200	7,235,928
Ultra Electronics Holdings PLC	120,000	2,816,908
United Technologies Corp.	372,000	26,173,920
		84,843,827
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	80,800	5,102,520
Airlines - 0.5%
Delta Air Lines, Inc. (a)	934,500	7,008,750
United Continental Holdings, Inc. (a)	209,500	4,060,110
		11,068,860
Commercial Services & Supplies - 0.4%
United Stationers, Inc.	361,400	9,848,150
Construction & Engineering - 0.7%
EMCOR Group, Inc.	308,400	6,269,772
Foster Wheeler AG (a)	330,000	5,870,700
Jacobs Engineering Group, Inc. (a)	98,600	3,183,794
MYR Group, Inc. (a)	120,000	2,116,800
		17,441,066
Electrical Equipment - 0.4%
Fushi Copperweld, Inc. (a)	311,300	1,540,935
GrafTech International Ltd. (a)	221,900	2,818,130
Polypore International, Inc. (a)	100,000	5,652,000
		10,011,065
Industrial Conglomerates - 0.4%
Danaher Corp.	21,900	918,486
General Electric Co.	320,000	4,876,800
Max India Ltd. (a)	800,000	3,067,101
Tyco International Ltd.	27,500	1,120,625
		9,983,012
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 0.4%
Cummins, Inc.	14,100	$ 1,151,406
Jain Irrigation Systems Ltd.	301,378	932,529
Pall Corp.	194,000	8,225,600
		10,309,535
Professional Services - 0.4%
Nielsen Holdings B.V. (a)	284,400	7,417,152
Qualicorp SA	425,000	3,163,211
		10,580,363
Road & Rail - 1.4%
Canadian Pacific (d)	48,200	2,322,869
CSX Corp.	450,000	8,401,500
Norfolk Southern Corp.	170,000	10,373,400
Union Pacific Corp.	150,000	12,250,500
		33,348,269
TOTAL INDUSTRIALS		202,536,667
INFORMATION TECHNOLOGY - 22.2%
Communications Equipment - 1.0%
DG FastChannel, Inc. (a)	251,400	4,261,230
F5 Networks, Inc. (a)	25,000	1,776,250
Motorola Solutions, Inc.	200,000	8,380,000
QUALCOMM, Inc.	200,000	9,726,000
		24,143,480
Computers & Peripherals - 6.9%
Apple, Inc. (a)	401,800	153,158,126
Hewlett-Packard Co.	100,000	2,245,000
SanDisk Corp. (a)	300,000	12,105,000
		167,508,126
Electronic Equipment & Components - 0.4%
Jabil Circuit, Inc.	175,700	3,125,703
SYNNEX Corp. (a)	212,900	5,577,980
Vishay Precision Group, Inc. (a)	100,000	1,318,000
		10,021,683
Internet Software & Services - 3.3%
Blinkx PLC (a)	4,266,981	9,850,027
eBay, Inc. (a)	100,000	2,949,000
Google, Inc. Class A (a)	67,700	34,823,526
Mail.ru Group Ltd. GDR (a)(e)	241,200	7,055,100
Open Text Corp. (a)	182,500	9,536,726
Rackspace Hosting, Inc. (a)(d)	233,600	7,975,104
Support.com, Inc. (a)	857,200	1,697,256
Velti PLC (a)	378,800	2,503,868
Zillow, Inc. (a)(d)	175,500	4,799,925
		81,190,532
IT Services - 2.9%
Cardtronics, Inc. (a)	219,100	5,021,772

	Shares	Value
Cognizant Technology Solutions Corp. Class A (a)	180,500	$ 11,317,350
International Business Machines Corp.	124,400	21,773,732
MasterCard, Inc. Class A	41,000	13,003,560
ServiceSource International, Inc. (d)	67,500	891,675
Visa, Inc. Class A	210,000	18,001,200
		70,009,289
Semiconductors & Semiconductor Equipment - 2.5%
Alpha & Omega Semiconductor Ltd. (a)	200,000	1,642,000
ARM Holdings PLC	2,803,500	23,979,902
ARM Holdings PLC sponsored ADR	1,000,000	25,500,000
Kulicke & Soffa Industries, Inc. (a)	476,200	3,552,452
NVIDIA Corp. (a)	505,458	6,318,225
		60,992,579
Software - 5.2%
Blackboard, Inc. (a)(d)	100,000	4,466,000
BMC Software, Inc. (a)	231,100	8,911,216
Citrix Systems, Inc. (a)	123,600	6,739,908
MICROS Systems, Inc. (a)	280,400	12,312,364
Microsoft Corp.	1,454,900	36,212,461
Oracle Corp.	747,600	21,486,024
Rovi Corp. (a)	85,700	3,683,386
salesforce.com, Inc. (a)	90,100	10,296,628
Solera Holdings, Inc.	366,900	18,528,450
Taleo Corp. Class A (a)	99,300	2,553,996
VMware, Inc. Class A (a)	20,000	1,607,600
		126,798,033
TOTAL INFORMATION TECHNOLOGY		540,663,722
MATERIALS - 9.9%
Chemicals - 1.8%
Agrium, Inc.	100,000	6,653,630
Ashland, Inc.	203,900	9,000,146
CF Industries Holdings, Inc.	76,000	9,377,640
Monsanto Co.	165,000	9,906,600
Rockwood Holdings, Inc. (a)	100,000	3,369,000
The Mosaic Co.	110,000	5,386,700
		43,693,716
Metals & Mining - 8.1%
Agnico-Eagle Mines Ltd. (Canada) (d)	775,000	46,316,656
Allied Nevada Gold Corp. (a)	120,000	4,297,200
B2Gold Corp. (a)	550,000	2,046,170
Barrick Gold Corp.	321,300	15,052,030
Carpenter Technology Corp.	185,300	8,318,117
Cliffs Natural Resources, Inc.	8,500	434,945
Coeur d'Alene Mines Corp. (a)	213,946	4,587,002
Compass Minerals International, Inc.	96,000	6,410,880
Endeavour Silver Corp. (a)	240,000	2,161,213
Endeavour Silver Corp. (a)(e)	1,000,000	9,005,056
Goldcorp, Inc.	610,000	27,971,668
Lake Shore Gold Corp. (a)(e)	1,000,000	1,516,741
Newcrest Mining Ltd.	659,787	21,757,456
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Newmont Mining Corp.	445,300	$ 28,009,370
Sabina Gold & Silver Corp. (a)	2,180,000	6,113,899
Silver Wheaton Corp.	441,700	13,036,533
		197,034,936
TOTAL MATERIALS		240,728,652
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.3%
AT&T, Inc.	745,900	21,273,068
Telenor ASA	100,000	1,555,419
Verizon Communications, Inc.	242,600	8,927,680
		31,756,167
UTILITIES - 0.6%
Electric Utilities - 0.5%
PPL Corp.	408,100	11,647,174
Gas Utilities - 0.1%
ONEOK, Inc.	50,000	3,302,000
TOTAL UTILITIES		14,949,174
TOTAL COMMON STOCKS (Cost $2,424,287,536)		2,388,141,778
Convertible Preferred Stocks - 0.2%

HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
Merrimack Pharmaceuticals, Inc. Series G (f) (Cost $4,280,766)	611,538	4,280,766
Money Market Funds - 2.4%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	915,240	$ 915,240
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	57,521,487	57,521,487
TOTAL MONEY MARKET FUNDS (Cost $58,436,727)		58,436,727
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $2,487,005,029)	2,450,859,271
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(13,897,707)
NET ASSETS - 100%	$ 2,436,961,564
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $42,660,795 or 1.8% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,280,766 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Merrimack Pharmaceuticals, Inc. Series G	3/31/11	$ 4,280,766
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 28,014
Fidelity Securities Lending Cash Central Fund	969,757
Total	$ 997,771
Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 355,057,408	$ 321,471,673	$ 33,585,735	$ -
Consumer Staples	297,690,268	275,821,225	21,869,043	-
Energy	245,987,635	245,987,635	-	-
Financials	178,711,707	162,857,159	15,854,548	-
Health Care	284,341,144	263,556,420	16,503,958	4,280,766
Industrials	202,536,667	198,537,037	3,999,630	-
Information Technology	540,663,722	516,683,820	23,979,902	-
Materials	240,728,652	218,971,196	21,757,456	-
Telecommunication Services	31,756,167	31,756,167	-	-
Utilities	14,949,174	14,949,174	-	-
Money Market Funds	58,436,727	58,436,727	-	-
Total Investments in Securities:	$ 2,450,859,271	$ 2,309,028,233	$ 137,550,272	$ 4,280,766
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 2,862,600
Total Realized Gain (Loss)	(480,079)
Total Unrealized Gain (Loss)	73,400
Cost of Purchases	4,280,766
Proceeds of Sales	(2,455,921)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 4,280,766
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	77.2%
Canada	9.3%
United Kingdom	4.3%
Cayman Islands	1.9%
Brazil	1.2%
India	1.1%
Others (Individually Less Than 1%)	5.0%
100.0%
Income Tax Information

At September 30, 2011, the Fund had a capital loss carryforward of approximately $587,531,477 of which $193,483,438 and $394,048,039 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value (including securities loaned of $54,608,859) - See accompanying schedule: Unaffiliated issuers (cost $2,428,568,302)	$ 2,392,422,544
Fidelity Central Funds (cost $58,436,727)	58,436,727
Total Investments (cost $2,487,005,029)		$ 2,450,859,271
Receivable for investments sold		98,863,324
Receivable for fund shares sold		374,581
Dividends receivable		2,163,721
Distributions receivable from Fidelity Central Funds		157,237
Other receivables		672,807
Total assets		2,553,090,941

Liabilities
Payable for investments purchased	$ 55,202,683
Payable for fund shares redeemed	1,816,146
Accrued management fee	1,215,721
Distribution and service plan fees payable	64,889
Other affiliated payables	152,283
Other payables and accrued expenses	156,168
Collateral on securities loaned, at value	57,521,487
Total liabilities		116,129,377

Net Assets		$ 2,436,961,564
Net Assets consist of:
Paid in capital		$ 3,063,883,375
Undistributed net investment income		8,916,210
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(599,593,854)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(36,244,167)
Net Assets		$ 2,436,961,564

Statement of Assets and Liabilities - continued

September 30, 2011

Class O: Net Asset Value, offering price and redemption price per share ($2,150,648,786 ÷ 222,476,887 shares)	$ 9.67

Class A: Net Asset Value and redemption price per share ($284,071,753 ÷ 30,157,642 shares)	$ 9.42

Maximum offering price per share (100/94.25 of $9.42)	$ 9.99
Class T: Net Asset Value and redemption price per share ($738,613 ÷ 79,576 shares)	$ 9.28

Maximum offering price per share (100/96.50 of $9.28)	$ 9.62
Class B: Net Asset Value and offering price per share ($296,122 ÷ 32,422 shares)A	$ 9.13

Class C: Net Asset Value and offering price per share ($1,006,990 ÷ 110,557 shares)A	$ 9.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($199,300 ÷ 20,533 shares)	$ 9.71

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 30,559,593
Interest		29,745
Income from Fidelity Central Funds		997,771
Total income		31,587,109

Expenses
Management fee	$ 16,504,856
Transfer agent fees	464,056
Distribution and service plan fees	868,064
Accounting and security lending fees	882,569
Custodian fees and expenses	182,933
Independent trustees' compensation	16,562
Appreciation in deferred trustee compensation account	226
Registration fees	75,509
Audit	80,516
Legal	15,851
Interest	11,207
Miscellaneous	33,215
Total expenses before reductions	19,135,564
Expense reductions	(437,601)	18,697,963
Net investment income (loss)		12,889,146
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	476,083,901
Foreign currency transactions	(1,587,503)
Total net realized gain (loss)		474,496,398
Change in net unrealized appreciation (depreciation) on: Investment securities	(369,152,396)
Assets and liabilities in foreign currencies	(65,405)
Total change in net unrealized appreciation (depreciation)		(369,217,801)
Net gain (loss)		105,278,597
Net increase (decrease) in net assets resulting from operations		$ 118,167,743

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,889,146	$ 12,419,057
Net realized gain (loss)	474,496,398	361,628,383
Change in net unrealized appreciation (depreciation)	(369,217,801)	(27,823,248)
Net increase (decrease) in net assets resulting from operations	118,167,743	346,224,192
Distributions to shareholders from net investment income	(13,403,529)	(26,780,437)
Distributions to shareholders from net realized gain	(1,434,540)	(1,958,207)
Total distributions	(14,838,069)	(28,738,644)
Share transactions - net increase (decrease)	(493,501,394)	(1,151,405,238)
Total increase (decrease) in net assets	(390,171,720)	(833,919,690)

Net Assets
Beginning of period	2,827,133,284	3,661,052,974
End of period (including undistributed net investment income of $8,916,210 and undistributed net investment income of $9,629,926, respectively)	$ 2,436,961,564	$ 2,827,133,284

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.50	$ 8.61	$ 9.57	$ 14.37	$ 12.91
Income from Investment Operations
Net investment income (loss) C	.05	.04	.09	.08	.12
Net realized and unrealized gain (loss)	.18	.93	(.95)	(2.86)	2.25
Total from investment operations	.23	.97	(.86)	(2.78)	2.37
Distributions from net investment income	(.05)	(.07)	(.09)	(.11)	(.14)
Distributions from net realized gain	(.01)	(.01)	(.01)	(1.91)	(.77)
Total distributions	(.06)	(.08)	(.10) H	(2.02) G	(.91)
Net asset value, end of period	$ 9.67	$ 9.50	$ 8.61	$ 9.57	$ 14.37
Total Return A, B	2.33%	11.31%	(8.77)%	(22.45)%	19.44%
Ratios to Average Net Assets D, F
Expenses before reductions	.61%	.61%	.61%	.59%	.60%
Expenses net of fee waivers, if any	.61%	.61%	.61%	.59%	.60%
Expenses net of all reductions	.59%	.60%	.60%	.58%	.59%
Net investment income (loss)	.48%	.44%	1.33%	.64%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,150,649	$ 2,509,669	$ 3,278,390	$ 3,785,291	$ 5,352,895
Portfolio turnover rate E	118%	62%	152%	283%	200%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.02 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class A

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.26	$ 8.39	$ 9.32	$ 14.04	$ 12.64
Income from Investment Operations
Net investment income (loss) D	.01	.01	.06	.03	.07
Net realized and unrealized gain (loss)	.17	.90	(.93)	(2.78)	2.19
Total from investment operations	.18	.91	(.87)	(2.75)	2.26
Distributions from net investment income	(.01)	(.04)	(.05)	(.06)	(.09)
Distributions from net realized gain	(.01)	(.01)	(.01)	(1.91)	(.77)
Total distributions	(.02)	(.04) J	(.06) I	(1.97) H	(.86)
Net asset value, end of period	$ 9.42	$ 9.26	$ 8.39	$ 9.32	$ 14.04
Total Return A, B,C	1.91%	10.94%	(9.18)%	(22.73)%	18.90%
Ratios to Average Net Assets E, G
Expenses before reductions	.95%	.98%	1.02%	.99%	.99%
Expenses net of fee waivers, if any	.95%	.98%	1.02%	.99%	.99%
Expenses net of all reductions	.94%	.97%	1.01%	.97%	.98%
Net investment income (loss)	.13%	.07%	.92%	.25%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 284,072	$ 315,290	$ 380,175	$ 379,162	$ 471,593
Portfolio turnover rate F	118%	62%	152%	283%	200%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.97 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $1.907 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.006 per share.

J Total distributions of $.04 per share is comprised of distributions from net investment income of $.039 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.15	$ 8.29	$ 9.22	$ 13.91	$ 12.57
Income from Investment Operations
Net investment income (loss) C	(.04)	(.04)	.03	(.02)	.01
Net realized and unrealized gain (loss)	.17	.90	(.93)	(2.76)	2.19
Total from investment operations	.13	.86	(.90)	(2.78)	2.20
Distributions from net investment income	-	-	(.03)	(.01)	(.09)
Distributions from net realized gain	-	-	(.01)	(1.91)	(.77)
Total distributions	-	-	(.03) H	(1.91) G	(.86)
Net asset value, end of period	$ 9.28	$ 9.15	$ 8.29	$ 9.22	$ 13.91
Total Return A, B	1.42%	10.37%	(9.65)%	(23.06)%	18.49%
Ratios to Average Net Assets D, F
Expenses before reductions	1.45%	1.47%	1.48%	1.42%	1.43%
Expenses net of fee waivers, if any	1.45%	1.47%	1.48%	1.42%	1.43%
Expenses net of all reductions	1.43%	1.46%	1.47%	1.40%	1.42%
Net investment income (loss)	(.37)%	(.43)%	.47%	(.18)%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 739	$ 760	$ 978	$ 1,013	$ 1,063
Portfolio turnover rate E	118%	62%	152%	283%	200%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.91 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class B

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.05	$ 8.23	$ 9.15	$ 13.83	$ 12.51
Income from Investment Operations
Net investment income (loss) C	(.09)	(.08)	- H	(.08)	(.05)
Net realized and unrealized gain (loss)	.17	.90	(.92)	(2.74)	2.18
Total from investment operations	.08	.82	(.92)	(2.82)	2.13
Distributions from net investment income	-	-	-	-	(.04)
Distributions from net realized gain	-	-	-	(1.86)	(.77)
Total distributions	-	-	-	(1.86) I	(.81)
Net asset value, end of period	$ 9.13	$ 9.05	$ 8.23	$ 9.15	$ 13.83
Total Return A, B	.88%	9.96%	(10.05)%	(23.45)%	17.92%
Ratios to Average Net Assets D, G
Expenses before reductions	1.91%	1.92%	1.94%	1.90%	1.91%
Expenses net of fee waivers, if any	1.91%	1.92%	1.94%	1.90%	1.91%
Expenses net of all reductions	1.89%	1.91%	1.93%	1.88%	1.90%
Net investment income (loss)	(.82)%	(.88)%	-% F	(.66)%	(.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 296	$ 368	$ 384	$ 399	$ 466
Portfolio turnover rate E	118%	62%	152%	283%	200%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.86 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.863 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.02	$ 8.21	$ 9.16	$ 13.85	$ 12.53
Income from Investment Operations
Net investment income (loss) C	(.08)	(.07)	- G	(.08)	(.05)
Net realized and unrealized gain (loss)	.17	.88	(.92)	(2.73)	2.18
Total from investment operations	.09	.81	(.92)	(2.81)	2.13
Distributions from net investment income	-	-	(.02)	-	(.04)
Distributions from net realized gain	-	-	(.01)	(1.88)	(.77)
Total distributions	-	-	(.03) I	(1.88) H	(.81)
Net asset value, end of period	$ 9.11	$ 9.02	$ 8.21	$ 9.16	$ 13.85
Total Return A, B	1.00%	9.87%	(10.00)%	(23.39)%	17.87%
Ratios to Average Net Assets D, F
Expenses before reductions	1.87%	1.90%	1.93%	1.90%	1.91%
Expenses net of fee waivers, if any	1.87%	1.90%	1.93%	1.90%	1.91%
Expenses net of all reductions	1.85%	1.89%	1.92%	1.89%	1.90%
Net investment income (loss)	(.79)%	(.85)%	.01%	(.66)%	(.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,007	$ 904	$ 1,042	$ 522	$ 458
Portfolio turnover rate E	118%	62%	152%	283%	200%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.88 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.879 per share.

I Total distributions of $.03 per share is comprised of distributions from net investment income of $.021 and distributions from net realized gain of $.006 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.54	$ 8.59	$ 9.55	$ 14.33	$ 12.90
Income from Investment Operations
Net investment income (loss) B	.02	.02	.08	.06	.11
Net realized and unrealized gain (loss)	.18	.93	(.96)	(2.84)	2.23
Total from investment operations	.20	.95	(.88)	(2.78)	2.34
Distributions from net investment income	(.02)	-	(.07)	(.09)	(.14)
Distributions from net realized gain	(.01)	-	(.01)	(1.91)	(.77)
Total distributions	(.03)	-	(.08) G	(2.00) F	(.91)
Net asset value, end of period	$ 9.71	$ 9.54	$ 8.59	$ 9.55	$ 14.33
Total Return A	2.04%	11.06%	(8.99)%	(22.48)%	19.20%
Ratios to Average Net Assets C, E
Expenses before reductions	.88%	.87%	.81%	.74%	.74%
Expenses net of fee waivers, if any	.88%	.87%	.81%	.74%	.74%
Expenses net of all reductions	.86%	.87%	.79%	.73%	.69%
Net investment income (loss)	.21%	.17%	1.14%	.50%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 199	$ 144	$ 83	$ 1,720	$ 2,422
Portfolio turnover rate D	118%	62%	152%	283%	200%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.00 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $1.907 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2011

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans II:O and Destiny Plans II:N.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of September 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 240,243,030
Gross unrealized depreciation	(289,848,303)
Net unrealized appreciation (depreciation) on securities and other investments	$ (49,605,273)

Tax Cost	$ 2,500,464,544

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,396,435
Capital loss carryforward	$ (587,531,477)
Net unrealized appreciation (depreciation)	$ (49,703,682)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be September 30, 2012.

The tax character of distributions paid was as follows:

	September 30, 2011	September 30, 2010
Ordinary Income	$ 14,838,069	$ 28,738,644

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,460,559,557 and $3,998,414,632, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 848,879	$ 13,833
Class T	.25%	.25%	4,654	65
Class B	.75%	.25%	3,710	2,783
Class C	.75%	.25%	10,821	1,397
			$ 868,064	$ 18,078

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,286
Class T	374
Class B*	850
Class C*	175
$ 4,685

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 110,596	.00*
Class A	345,771.10
Class T	3,232.35
Class B	1,123.30
Class C	2,876.27
Institutional Class	458.28
	$ 464,056

* Amount represents less than .01%

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $102,152 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,172,969.43%		$ 9,538

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,822 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $92,990. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $2,326 from securities loaned to FCM. Total security lending income during the period amounted to $969,757.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $7,242,750. The weighted average interest rate was .69%. The interest expense amounted to $1,669 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $437,601 for the period.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2011	2010
From net investment income
Class O	$ 12,938,394	$ 25,105,317
Class A	464,873	1,675,120
Institutional Class	262	-
Total	$ 13,403,529	$ 26,780,437
From net realized gain
Class O	$ 1,268,450	$ 1,743,448
Class A	166,030	214,759
Institutional Class	60	-
Total	$ 1,434,540	$ 1,958,207

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2011	2010	2011	2010
Class O
Shares sold	17,803,161	41,289,302	$ 192,182,610	$ 373,895,608
Reinvestment of distributions	1,164,568	2,773,030	12,367,592	24,264,054
Shares redeemed	(60,629,604)	(160,706,664)	(656,933,276)	(1,449,719,075)
Net increase (decrease)	(41,661,875)	(116,644,332)	$ (452,383,074)	$ (1,051,559,413)
Class A
Shares sold	5,497,025	11,028,541	$ 58,139,464	$ 97,288,817
Reinvestment of distributions	40,475	194,226	420,128	1,660,628
Shares redeemed	(9,432,016)	(22,480,213)	(99,765,111)	(198,261,888)
Net increase (decrease)	(3,894,516)	(11,257,446)	$ (41,205,519)	$ (99,312,443)
Class T
Shares sold	35,679	16,924	$ 380,946	$ 148,983
Shares redeemed	(39,089)	(51,916)	(398,747)	(452,162)
Net increase (decrease)	(3,410)	(34,992)	$ (17,801)	$ (303,179)
Class B
Shares sold	2,780	8,327	$ 29,824	$ 72,776
Shares redeemed	(11,021)	(14,340)	(112,214)	(124,006)
Net increase (decrease)	(8,241)	(6,013)	$ (82,390)	$ (51,230)
Class C
Shares sold	32,216	8,316	$ 334,681	$ 73,022
Shares redeemed	(21,851)	(35,106)	(214,863)	(301,614)
Net increase (decrease)	10,365	(26,790)	$ 119,818	$ (228,592)
Institutional Class
Shares sold	14,847	7,602	$ 163,346	$ 70,191
Reinvestment of distributions	29	-	312	-
Shares redeemed	(9,405)	(2,193)	(96,086)	(20,572)
Net increase (decrease)	5,471	5,409	$ 67,572	$ 49,619

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 17, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Capital Development Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Class O and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class O and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Fidelity Advisor Capital Development Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of Class O of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

DESIIN-UANN-1111
1.837885.105

Fidelity® Destiny® Portfolios:
Fidelity Advisor®

Capital Development Fund -

Class O

Annual Report

September 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Global equity markets finished the third quarter in a significant downturn that intensified in late July and early August, as Congress struggled to raise the debt ceiling and Standard & Poor's announced it was lowering its long-term sovereign credit rating of the United States. The historic downgrade, along with continued evidence of a slowing global economy, heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Past 5 years	Past 10 years
Class O	2.33%	-0.76%	2.73%
$50/month 15-Year Plan A	-51.09%	-4.34%	1.39%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect custodian fees and sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan, and 5.70% on each subsequent investment thereafter, and a Custodian Fee of up to $1.50 per investment. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Capital Development Fund - Class O on September 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks eked out slight gains for the 12 months ending September 30, 2011, as investor angst over global economic woes overtook the market in the latter half of the period, extinguishing the sharp run-up in equities from October through April. For the year, the S&P 500® Index rose only 1.14%, while the blue-chip Dow Jones Industrial AverageSM increased 3.83% and the technology-heavy Nasdaq Composite® Index added 2.96%. Following an extended rally fueled by encouraging economic activity, stocks eventually derailed in late July and early August amid wrangling over the U.S. debt ceiling, Standard & Poor's downgrade of the country's long-term sovereign credit rating and deepening debt troubles in Europe. Markets remained volatile through September, when the S&P 500® registered its worst calendar-quarter finish since late 2008. Among market segments, financials had the largest decline (-17%), while the defensive utilities sector fared best (+12%). Small and mid-sized stocks fell shy of their larger-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -3.53% and -0.88%, respectively. The financial crisis in Europe helped push the MSCI® EAFE® (Europe, Australasia, Far East) Index to a 12-month decline of 9.26%, its weakest one-year trailing return in more than two years.

Comments from Harlan Carere, Portfolio Manager of Fidelity Advisor® Capital Development Fund: For the year, the fund's Class O shares returned 2.33% (excluding sales charges), topping the S&P 500®. Versus the index, stock selection and an overweighting in industrials in the first half of the year paid off, as did stock picking in information technology, favorable positioning within consumer staples and a sizable underweighting in financials. U.K.-based ARM Holdings aided performance. The semiconductor company dominated the market for chips used in smartphones and tablet devices. Herbalife, a supplier of diet products and nutritional supplements, continued to have success with its group sales model. ARM Holdings and Herbalife were out-of-index positions. Underweighting and eventually selling poorly performing benchmark component Bank of America also lifted performance. Conversely, my picks in energy and consumer discretionary hampered results, as did a sizable overweighting in materials. The fund's foreign holdings, hampered in part by currency fluctuations, also hurt performance. Underweighting two strong-performing benchmark components, energy major Exxon Mobil and tech giant International Business Machines, detracted, as investors favored large, financially stable companies amid volatile market conditions. A small out-of-benchmark position in Xueda Education Group, a China-based provider of personalized tutoring services, hurt as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period* April 1, 2011 to September 30, 2011
Class O	.61%
Actual		$ 1,000.00	$ 839.40	$ 2.81
Hypothetical A		$ 1,000.00	$ 1,022.01	$ 3.09
Class A	.94%
Actual		$ 1,000.00	$ 838.10	$ 4.33
Hypothetical A		$ 1,000.00	$ 1,020.36	$ 4.76
Class T	1.46%
Actual		$ 1,000.00	$ 835.30	$ 6.72
Hypothetical A		$ 1,000.00	$ 1,017.75	$ 7.39
Class B	1.90%
Actual		$ 1,000.00	$ 833.80	$ 8.73
Hypothetical A		$ 1,000.00	$ 1,015.54	$ 9.60
Class C	1.87%
Actual		$ 1,000.00	$ 834.20	$ 8.60
Hypothetical A		$ 1,000.00	$ 1,015.69	$ 9.45
Institutional Class	.89%
Actual		$ 1,000.00	$ 838.50	$ 4.10
Hypothetical A		$ 1,000.00	$ 1,020.61	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.3	3.5
Chevron Corp.	2.3	1.8
ARM Holdings PLC	2.0	2.5
Agnico-Eagle Mines Ltd. (Canada)	1.9	0.0
Microsoft Corp.	1.5	0.2
Google, Inc. Class A	1.4	1.4
Wells Fargo & Co.	1.4	1.1
JPMorgan Chase & Co.	1.3	0.4
Procter & Gamble Co.	1.3	0.0
McKesson Corp.	1.3	0.6
	20.7
Top Five Market Sectors as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.2	21.1
Consumer Discretionary	14.6	18.4
Consumer Staples	12.2	4.6
Health Care	11.7	6.6
Energy	10.1	14.6
Asset Allocation (% of fund's net assets)
As of September 30, 2011*		As of March 31, 2011**
	Stocks 98.0%		Stocks 99.6%
	Convertible Securities 0.2%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 1.8%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	22.8%	** Foreign investments	26.4%

Annual Report

Investments September 30, 2011

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
CONSUMER DISCRETIONARY - 14.6%
Auto Components - 0.3%
Tenneco, Inc. (a)	40,000	$ 1,024,400
TRW Automotive Holdings Corp. (a)	170,200	5,570,646
		6,595,046
Automobiles - 0.5%
Bajaj Auto Ltd.	250,000	7,800,379
PT Astra International Tbk	100,000	714,852
Tesla Motors, Inc. (a)(d)	119,400	2,912,166
		11,427,397
Distributors - 0.2%
Silver Base Group Holdings Ltd.	4,754,000	4,202,499
Diversified Consumer Services - 0.4%
Anhanguera Educacional Participacoes SA	530,000	6,818,713
Collectors Universe, Inc. (d)	100,000	1,475,000
Xueda Education Group sponsored ADR (d)	459,300	1,253,889
		9,547,602
Hotels, Restaurants & Leisure - 0.5%
Bravo Brio Restaurant Group, Inc.	113,800	1,893,632
Gourmet Master Co. Ltd.	14,200	97,847
McDonald's Corp.	30,000	2,634,600
O'Charleys, Inc. (a)	100,000	594,000
Shangri-La Asia Ltd.	100,000	191,191
Tim Hortons, Inc. (Canada)	170,000	7,899,170
		13,310,440
Household Durables - 0.3%
Fortune Brands, Inc.	100,000	5,408,000
Toll Brothers, Inc. (a)	53,700	774,891
		6,182,891
Internet & Catalog Retail - 1.7%
Amazon.com, Inc. (a)	137,100	29,645,133
Priceline.com, Inc. (a)	9,600	4,314,816
Start Today Co. Ltd.	388,100	8,409,839
		42,369,788
Leisure Equipment & Products - 0.5%
Bauer Performance Sports Ltd. (a)(e)	817,600	4,367,605
Hasbro, Inc.	238,600	7,780,746
		12,148,351
Media - 0.7%
ITV PLC	8,000,000	7,399,454
Pandora Media, Inc. (d)	223,000	3,266,950
The Walt Disney Co.	250,000	7,540,000
		18,206,404
Multiline Retail - 1.2%
Dollar Tree, Inc. (a)	60,000	4,506,600
Dollarama, Inc.	471,000	16,309,549

	Shares	Value
Marisa Lojas SA	600,000	$ 6,918,660
Springland International Holdings Ltd.	1,750,000	1,147,746
		28,882,555
Specialty Retail - 4.4%
Ascena Retail Group, Inc. (a)	100,000	2,707,000
AutoZone, Inc. (a)	45,000	14,363,550
Carphone Warehouse Group PLC	259,000	1,373,516
Charming Shoppes, Inc. (a)	500,000	1,300,000
China ZhengTong Auto Services Holdings Ltd.	504,000	447,347
Destination Maternity Corp.	333,100	4,286,997
Dick's Sporting Goods, Inc. (a)	80,000	2,676,800
Guess?, Inc.	221,000	6,296,290
New York & Co., Inc. (a)(d)	1,431,566	4,566,696
PT Ace Hardware Indonesia Tbk	7,999,000	2,990,085
Ross Stores, Inc.	357,485	28,130,495
Stein Mart, Inc.	300,000	1,875,000
SuperGroup PLC (a)	218,200	3,539,509
The Cato Corp. Class A (sub. vtg.)	191,850	4,328,136
TJX Companies, Inc.	526,500	29,204,955
		108,086,376
Textiles, Apparel & Luxury Goods - 3.9%
Arezzo Industria e Comercio SA	14,000	141,414
Bosideng International Holdings Ltd.	15,000,000	3,099,332
Daphne International Holdings Ltd.	3,000,000	2,659,631
Gildan Activewear, Inc.	100,000	2,594,677
Liz Claiborne, Inc. (a)(d)	1,000,000	5,000,000
lululemon athletica, Inc. (a)	105,842	5,149,213
NIKE, Inc. Class B	100,000	8,551,000
PVH Corp.	227,800	13,267,072
R.G. Barry Corp.	167,882	1,779,549
Ralph Lauren Corp.	82,500	10,700,250
Samsonite International SA	1,307,700	1,824,987
Steven Madden Ltd. (a)	267,903	8,063,880
Vera Bradley, Inc. (d)	223,762	8,066,620
VF Corp.	108,653	13,203,513
Warnaco Group, Inc. (a)	216,900	9,996,921
		94,098,059
TOTAL CONSUMER DISCRETIONARY		355,057,408
CONSUMER STAPLES - 12.2%
Beverages - 1.5%
Anheuser-Busch InBev SA NV	83,846	4,450,641
Anheuser-Busch InBev SA NV:
ADR	65,000	3,443,700
(strip VVPR) (a)	160,000	429
Dr Pepper Snapple Group, Inc.	352,400	13,666,072
Hansen Natural Corp. (a)	151,200	13,198,248
United Breweries Ltd.	63,029	478,790
		35,237,880
Food & Staples Retailing - 1.6%
Chefs' Warehouse Holdings (a)	40,200	472,752
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Costco Wholesale Corp.	30,000	$ 2,463,600
Droga Raia SA	91,000	1,243,328
Drogasil SA	775,200	4,636,364
Fresh Market, Inc. (d)	220,300	8,406,648
PriceSmart, Inc.	144,300	8,992,776
Walgreen Co.	400,000	13,156,000
		39,371,468
Food Products - 3.0%
Biostime International Holdings Ltd.	2,478,000	4,130,630
Diamond Foods, Inc. (d)	116,300	9,279,577
Green Mountain Coffee Roasters, Inc. (a)	283,500	26,348,490
Hormel Foods Corp.	100,000	2,702,000
Kraft Foods, Inc. Class A	290,000	9,738,200
Orion Corp.	10,000	4,362,026
The J.M. Smucker Co.	130,000	9,475,700
TreeHouse Foods, Inc. (a)	131,500	8,131,960
		74,168,583
Household Products - 2.1%
Colgate-Palmolive Co.	230,000	20,396,400
Procter & Gamble Co.	500,000	31,590,000
		51,986,400
Personal Products - 1.9%
Herbalife Ltd.	552,260	29,601,136
Nu Skin Enterprises, Inc. Class A	421,440	17,076,749
		46,677,885
Tobacco - 2.1%
British American Tobacco PLC:
(United Kingdom)	200,000	8,446,956
sponsored ADR	60,000	5,083,800
Imperial Tobacco Group PLC	100,000	3,390,896
Lorillard, Inc.	132,000	14,612,400
Philip Morris International, Inc.	300,000	18,714,000
		50,248,052
TOTAL CONSUMER STAPLES		297,690,268
ENERGY - 10.1%
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	285,834	13,194,097
Cameron International Corp. (a)	55,000	2,284,700
Halliburton Co.	543,100	16,575,412
Nabors Industries Ltd. (a)	272,800	3,344,528
National Oilwell Varco, Inc.	100,000	5,122,000
Rowan Companies, Inc. (a)	142,900	4,314,151
Transocean Ltd. (United States)	150,000	7,161,000
Tuscany International Drilling, Inc. (a)(e)	7,000,000	3,872,937
		55,868,825
Oil, Gas & Consumable Fuels - 7.8%
Anadarko Petroleum Corp.	170,500	10,750,025

	Shares	Value
Bellatrix Exploration Ltd. (a)	2,229,700	$ 7,167,880
Bellatrix Exploration Ltd. (a)(e)	790,000	2,539,636
Bumi PLC	495,058	6,663,799
Chevron Corp.	605,200	55,993,104
ConocoPhillips	155,700	9,858,924
Crestwood Midstream Partners LP	100,000	2,572,000
Crown Point Ventures Ltd. (a)(e)	419,300	519,975
Enbridge Energy Partners LP	150,000	4,120,500
Energy Partners Ltd. (a)	841,100	9,310,977
Exxon Mobil Corp.	351,400	25,522,182
Hess Corp.	95,300	4,999,438
HollyFrontier Corp.	336,770	8,830,109
Madalena Ventures, Inc. (a)	7,144,000	3,271,125
Marathon Petroleum Corp.	286,900	7,763,514
Noble Energy, Inc.	38,100	2,697,480
Occidental Petroleum Corp.	257,900	18,439,850
Williams Companies, Inc.	373,800	9,098,292
		190,118,810
TOTAL ENERGY		245,987,635
FINANCIALS - 7.3%
Capital Markets - 1.1%
Evercore Partners, Inc. Class A	97,400	2,220,720
Franklin Resources, Inc.	135,000	12,911,400
Invesco Ltd.	208,300	3,230,733
Morgan Stanley	300,000	4,050,000
T. Rowe Price Group, Inc.	100,000	4,777,000
		27,189,853
Commercial Banks - 2.3%
HDFC Bank Ltd.	573,925	5,424,193
HDFC Bank Ltd. sponsored ADR	100,000	2,915,000
Huntington Bancshares, Inc.	797,600	3,828,480
Regions Financial Corp.	700,000	2,331,000
SunTrust Banks, Inc.	200,000	3,590,000
U.S. Bancorp	220,000	5,178,800
Wells Fargo & Co.	1,383,950	33,380,874
		56,648,347
Consumer Finance - 0.2%
American Express Co.	100,000	4,490,000
Diversified Financial Services - 1.3%
JPMorgan Chase & Co.	1,056,000	31,806,720
Insurance - 1.1%
Berkshire Hathaway, Inc. Class A (a)	66	7,048,800
Intact Financial Corp. (a)(e)	150,000	8,231,899
Lincoln National Corp.	303,400	4,742,142
Phoenix Group Holdings	464,227	3,475,575
Platinum Underwriters Holdings Ltd.	98,167	3,018,635
		26,517,051
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.4%
Dundee (REIT) (a)(e)	600,000	$ 5,551,846
HCP, Inc.	128,000	4,487,680
		10,039,526
Real Estate Management & Development - 0.8%
CB Richard Ellis Group, Inc. Class A (a)	247,400	3,330,004
DLF Ltd.	1,580,000	6,990,809
Global Logistic Properties Ltd.	1,653,000	2,073,860
Iguatemi Empresa de Shopping Centers SA	295,000	4,940,191
MI Developments, Inc. Class A	125,000	3,319,660
		20,654,524
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd.	105,000	1,365,686
TOTAL FINANCIALS		178,711,707
HEALTH CARE - 11.5%
Biotechnology - 1.3%
ADVENTRX Pharmaceuticals, Inc. (a)(d)	1,000,000	920,000
Alexion Pharmaceuticals, Inc. (a)	145,112	9,295,875
AVEO Pharmaceuticals, Inc. (a)	1,300	20,007
AVEO Pharmaceuticals, Inc.	404,600	6,226,794
Cubist Pharmaceuticals, Inc. (a)	65,000	2,295,800
Dynavax Technologies Corp. (a)	1,935,211	3,599,492
ImmunoGen, Inc. (a)	164,623	1,804,268
Micromet, Inc. (a)	480,592	2,306,842
NPS Pharmaceuticals, Inc. (a)	28,900	188,139
Theravance, Inc. (a)	125,000	2,517,500
ZIOPHARM Oncology, Inc. (a)(d)	472,200	2,082,402
		31,257,119
Health Care Equipment & Supplies - 2.3%
Baxter International, Inc.	291,000	16,336,740
Boston Scientific Corp. (a)	819,800	4,845,018
C. R. Bard, Inc.	115,000	10,067,100
Covidien PLC	315,600	13,917,960
Insulet Corp. (a)	100,000	1,526,000
Sirona Dental Systems, Inc. (a)	230,000	9,754,300
		56,447,118
Health Care Providers & Services - 3.4%
Accretive Health, Inc. (a)(d)	50,000	1,061,500
Hanger Orthopedic Group, Inc. (a)	966,950	18,265,686
Humana, Inc.	100,000	7,273,000
McKesson Corp.	426,500	31,006,550
Quest Diagnostics, Inc.	30,000	1,480,800
UnitedHealth Group, Inc.	200,000	9,224,000
WellPoint, Inc.	220,000	14,361,600
		82,673,136
Health Care Technology - 0.0%
athenahealth, Inc. (a)	11,800	702,690

	Shares	Value
Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc. (a)	140,000	$ 7,089,600
Pharmaceuticals - 4.2%
Abbott Laboratories	490,000	25,058,600
Allergan, Inc.	31,400	2,586,732
Eli Lilly & Co.	200,000	7,394,000
GlaxoSmithKline PLC sponsored ADR	205,000	8,464,450
Hospira, Inc. (a)	54,300	2,009,100
Johnson & Johnson	340,000	21,661,400
PT Kalbe Farma Tbk	11,000,000	4,027,325
Shire PLC	400,000	12,476,633
Valeant Pharmaceuticals International, Inc. (Canada)	488,790	18,212,475
		101,890,715
TOTAL HEALTH CARE		280,060,378
INDUSTRIALS - 8.3%
Aerospace & Defense - 3.5%
Esterline Technologies Corp. (a)	194,200	10,067,328
Goodrich Corp.	128,700	15,531,516
Honeywell International, Inc.	467,567	20,530,867
Precision Castparts Corp.	16,000	2,487,360
Textron, Inc.	410,200	7,235,928
Ultra Electronics Holdings PLC	120,000	2,816,908
United Technologies Corp.	372,000	26,173,920
		84,843,827
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	80,800	5,102,520
Airlines - 0.5%
Delta Air Lines, Inc. (a)	934,500	7,008,750
United Continental Holdings, Inc. (a)	209,500	4,060,110
		11,068,860
Commercial Services & Supplies - 0.4%
United Stationers, Inc.	361,400	9,848,150
Construction & Engineering - 0.7%
EMCOR Group, Inc.	308,400	6,269,772
Foster Wheeler AG (a)	330,000	5,870,700
Jacobs Engineering Group, Inc. (a)	98,600	3,183,794
MYR Group, Inc. (a)	120,000	2,116,800
		17,441,066
Electrical Equipment - 0.4%
Fushi Copperweld, Inc. (a)	311,300	1,540,935
GrafTech International Ltd. (a)	221,900	2,818,130
Polypore International, Inc. (a)	100,000	5,652,000
		10,011,065
Industrial Conglomerates - 0.4%
Danaher Corp.	21,900	918,486
General Electric Co.	320,000	4,876,800
Max India Ltd. (a)	800,000	3,067,101
Tyco International Ltd.	27,500	1,120,625
		9,983,012
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 0.4%
Cummins, Inc.	14,100	$ 1,151,406
Jain Irrigation Systems Ltd.	301,378	932,529
Pall Corp.	194,000	8,225,600
		10,309,535
Professional Services - 0.4%
Nielsen Holdings B.V. (a)	284,400	7,417,152
Qualicorp SA	425,000	3,163,211
		10,580,363
Road & Rail - 1.4%
Canadian Pacific (d)	48,200	2,322,869
CSX Corp.	450,000	8,401,500
Norfolk Southern Corp.	170,000	10,373,400
Union Pacific Corp.	150,000	12,250,500
		33,348,269
TOTAL INDUSTRIALS		202,536,667
INFORMATION TECHNOLOGY - 22.2%
Communications Equipment - 1.0%
DG FastChannel, Inc. (a)	251,400	4,261,230
F5 Networks, Inc. (a)	25,000	1,776,250
Motorola Solutions, Inc.	200,000	8,380,000
QUALCOMM, Inc.	200,000	9,726,000
		24,143,480
Computers & Peripherals - 6.9%
Apple, Inc. (a)	401,800	153,158,126
Hewlett-Packard Co.	100,000	2,245,000
SanDisk Corp. (a)	300,000	12,105,000
		167,508,126
Electronic Equipment & Components - 0.4%
Jabil Circuit, Inc.	175,700	3,125,703
SYNNEX Corp. (a)	212,900	5,577,980
Vishay Precision Group, Inc. (a)	100,000	1,318,000
		10,021,683
Internet Software & Services - 3.3%
Blinkx PLC (a)	4,266,981	9,850,027
eBay, Inc. (a)	100,000	2,949,000
Google, Inc. Class A (a)	67,700	34,823,526
Mail.ru Group Ltd. GDR (a)(e)	241,200	7,055,100
Open Text Corp. (a)	182,500	9,536,726
Rackspace Hosting, Inc. (a)(d)	233,600	7,975,104
Support.com, Inc. (a)	857,200	1,697,256
Velti PLC (a)	378,800	2,503,868
Zillow, Inc. (a)(d)	175,500	4,799,925
		81,190,532
IT Services - 2.9%
Cardtronics, Inc. (a)	219,100	5,021,772

	Shares	Value
Cognizant Technology Solutions Corp. Class A (a)	180,500	$ 11,317,350
International Business Machines Corp.	124,400	21,773,732
MasterCard, Inc. Class A	41,000	13,003,560
ServiceSource International, Inc. (d)	67,500	891,675
Visa, Inc. Class A	210,000	18,001,200
		70,009,289
Semiconductors & Semiconductor Equipment - 2.5%
Alpha & Omega Semiconductor Ltd. (a)	200,000	1,642,000
ARM Holdings PLC	2,803,500	23,979,902
ARM Holdings PLC sponsored ADR	1,000,000	25,500,000
Kulicke & Soffa Industries, Inc. (a)	476,200	3,552,452
NVIDIA Corp. (a)	505,458	6,318,225
		60,992,579
Software - 5.2%
Blackboard, Inc. (a)(d)	100,000	4,466,000
BMC Software, Inc. (a)	231,100	8,911,216
Citrix Systems, Inc. (a)	123,600	6,739,908
MICROS Systems, Inc. (a)	280,400	12,312,364
Microsoft Corp.	1,454,900	36,212,461
Oracle Corp.	747,600	21,486,024
Rovi Corp. (a)	85,700	3,683,386
salesforce.com, Inc. (a)	90,100	10,296,628
Solera Holdings, Inc.	366,900	18,528,450
Taleo Corp. Class A (a)	99,300	2,553,996
VMware, Inc. Class A (a)	20,000	1,607,600
		126,798,033
TOTAL INFORMATION TECHNOLOGY		540,663,722
MATERIALS - 9.9%
Chemicals - 1.8%
Agrium, Inc.	100,000	6,653,630
Ashland, Inc.	203,900	9,000,146
CF Industries Holdings, Inc.	76,000	9,377,640
Monsanto Co.	165,000	9,906,600
Rockwood Holdings, Inc. (a)	100,000	3,369,000
The Mosaic Co.	110,000	5,386,700
		43,693,716
Metals & Mining - 8.1%
Agnico-Eagle Mines Ltd. (Canada) (d)	775,000	46,316,656
Allied Nevada Gold Corp. (a)	120,000	4,297,200
B2Gold Corp. (a)	550,000	2,046,170
Barrick Gold Corp.	321,300	15,052,030
Carpenter Technology Corp.	185,300	8,318,117
Cliffs Natural Resources, Inc.	8,500	434,945
Coeur d'Alene Mines Corp. (a)	213,946	4,587,002
Compass Minerals International, Inc.	96,000	6,410,880
Endeavour Silver Corp. (a)	240,000	2,161,213
Endeavour Silver Corp. (a)(e)	1,000,000	9,005,056
Goldcorp, Inc.	610,000	27,971,668
Lake Shore Gold Corp. (a)(e)	1,000,000	1,516,741
Newcrest Mining Ltd.	659,787	21,757,456
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Newmont Mining Corp.	445,300	$ 28,009,370
Sabina Gold & Silver Corp. (a)	2,180,000	6,113,899
Silver Wheaton Corp.	441,700	13,036,533
		197,034,936
TOTAL MATERIALS		240,728,652
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.3%
AT&T, Inc.	745,900	21,273,068
Telenor ASA	100,000	1,555,419
Verizon Communications, Inc.	242,600	8,927,680
		31,756,167
UTILITIES - 0.6%
Electric Utilities - 0.5%
PPL Corp.	408,100	11,647,174
Gas Utilities - 0.1%
ONEOK, Inc.	50,000	3,302,000
TOTAL UTILITIES		14,949,174
TOTAL COMMON STOCKS (Cost $2,424,287,536)		2,388,141,778
Convertible Preferred Stocks - 0.2%

HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
Merrimack Pharmaceuticals, Inc. Series G (f) (Cost $4,280,766)	611,538	4,280,766
Money Market Funds - 2.4%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	915,240	$ 915,240
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	57,521,487	57,521,487
TOTAL MONEY MARKET FUNDS (Cost $58,436,727)		58,436,727
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $2,487,005,029)	2,450,859,271
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(13,897,707)
NET ASSETS - 100%	$ 2,436,961,564
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $42,660,795 or 1.8% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,280,766 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Merrimack Pharmaceuticals, Inc. Series G	3/31/11	$ 4,280,766
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 28,014
Fidelity Securities Lending Cash Central Fund	969,757
Total	$ 997,771
Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 355,057,408	$ 321,471,673	$ 33,585,735	$ -
Consumer Staples	297,690,268	275,821,225	21,869,043	-
Energy	245,987,635	245,987,635	-	-
Financials	178,711,707	162,857,159	15,854,548	-
Health Care	284,341,144	263,556,420	16,503,958	4,280,766
Industrials	202,536,667	198,537,037	3,999,630	-
Information Technology	540,663,722	516,683,820	23,979,902	-
Materials	240,728,652	218,971,196	21,757,456	-
Telecommunication Services	31,756,167	31,756,167	-	-
Utilities	14,949,174	14,949,174	-	-
Money Market Funds	58,436,727	58,436,727	-	-
Total Investments in Securities:	$ 2,450,859,271	$ 2,309,028,233	$ 137,550,272	$ 4,280,766
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 2,862,600
Total Realized Gain (Loss)	(480,079)
Total Unrealized Gain (Loss)	73,400
Cost of Purchases	4,280,766
Proceeds of Sales	(2,455,921)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 4,280,766
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	77.2%
Canada	9.3%
United Kingdom	4.3%
Cayman Islands	1.9%
Brazil	1.2%
India	1.1%
Others (Individually Less Than 1%)	5.0%
100.0%
Income Tax Information

At September 30, 2011, the Fund had a capital loss carryforward of approximately $587,531,477 of which $193,483,438 and $394,048,039 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value (including securities loaned of $54,608,859) - See accompanying schedule: Unaffiliated issuers (cost $2,428,568,302)	$ 2,392,422,544
Fidelity Central Funds (cost $58,436,727)	58,436,727
Total Investments (cost $2,487,005,029)		$ 2,450,859,271
Receivable for investments sold		98,863,324
Receivable for fund shares sold		374,581
Dividends receivable		2,163,721
Distributions receivable from Fidelity Central Funds		157,237
Other receivables		672,807
Total assets		2,553,090,941

Liabilities
Payable for investments purchased	$ 55,202,683
Payable for fund shares redeemed	1,816,146
Accrued management fee	1,215,721
Distribution and service plan fees payable	64,889
Other affiliated payables	152,283
Other payables and accrued expenses	156,168
Collateral on securities loaned, at value	57,521,487
Total liabilities		116,129,377

Net Assets		$ 2,436,961,564
Net Assets consist of:
Paid in capital		$ 3,063,883,375
Undistributed net investment income		8,916,210
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(599,593,854)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(36,244,167)
Net Assets		$ 2,436,961,564

Statement of Assets and Liabilities - continued

September 30, 2011

Class O: Net Asset Value, offering price and redemption price per share ($2,150,648,786 ÷ 222,476,887 shares)	$ 9.67

Class A: Net Asset Value and redemption price per share ($284,071,753 ÷ 30,157,642 shares)	$ 9.42

Maximum offering price per share (100/94.25 of $9.42)	$ 9.99
Class T: Net Asset Value and redemption price per share ($738,613 ÷ 79,576 shares)	$ 9.28

Maximum offering price per share (100/96.50 of $9.28)	$ 9.62
Class B: Net Asset Value and offering price per share ($296,122 ÷ 32,422 shares)A	$ 9.13

Class C: Net Asset Value and offering price per share ($1,006,990 ÷ 110,557 shares)A	$ 9.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($199,300 ÷ 20,533 shares)	$ 9.71

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 30,559,593
Interest		29,745
Income from Fidelity Central Funds		997,771
Total income		31,587,109

Expenses
Management fee	$ 16,504,856
Transfer agent fees	464,056
Distribution and service plan fees	868,064
Accounting and security lending fees	882,569
Custodian fees and expenses	182,933
Independent trustees' compensation	16,562
Appreciation in deferred trustee compensation account	226
Registration fees	75,509
Audit	80,516
Legal	15,851
Interest	11,207
Miscellaneous	33,215
Total expenses before reductions	19,135,564
Expense reductions	(437,601)	18,697,963
Net investment income (loss)		12,889,146
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	476,083,901
Foreign currency transactions	(1,587,503)
Total net realized gain (loss)		474,496,398
Change in net unrealized appreciation (depreciation) on: Investment securities	(369,152,396)
Assets and liabilities in foreign currencies	(65,405)
Total change in net unrealized appreciation (depreciation)		(369,217,801)
Net gain (loss)		105,278,597
Net increase (decrease) in net assets resulting from operations		$ 118,167,743

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,889,146	$ 12,419,057
Net realized gain (loss)	474,496,398	361,628,383
Change in net unrealized appreciation (depreciation)	(369,217,801)	(27,823,248)
Net increase (decrease) in net assets resulting from operations	118,167,743	346,224,192
Distributions to shareholders from net investment income	(13,403,529)	(26,780,437)
Distributions to shareholders from net realized gain	(1,434,540)	(1,958,207)
Total distributions	(14,838,069)	(28,738,644)
Share transactions - net increase (decrease)	(493,501,394)	(1,151,405,238)
Total increase (decrease) in net assets	(390,171,720)	(833,919,690)

Net Assets
Beginning of period	2,827,133,284	3,661,052,974
End of period (including undistributed net investment income of $8,916,210 and undistributed net investment income of $9,629,926, respectively)	$ 2,436,961,564	$ 2,827,133,284

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.50	$ 8.61	$ 9.57	$ 14.37	$ 12.91
Income from Investment Operations
Net investment income (loss) C	.05	.04	.09	.08	.12
Net realized and unrealized gain (loss)	.18	.93	(.95)	(2.86)	2.25
Total from investment operations	.23	.97	(.86)	(2.78)	2.37
Distributions from net investment income	(.05)	(.07)	(.09)	(.11)	(.14)
Distributions from net realized gain	(.01)	(.01)	(.01)	(1.91)	(.77)
Total distributions	(.06)	(.08)	(.10) H	(2.02) G	(.91)
Net asset value, end of period	$ 9.67	$ 9.50	$ 8.61	$ 9.57	$ 14.37
Total Return A, B	2.33%	11.31%	(8.77)%	(22.45)%	19.44%
Ratios to Average Net Assets D, F
Expenses before reductions	.61%	.61%	.61%	.59%	.60%
Expenses net of fee waivers, if any	.61%	.61%	.61%	.59%	.60%
Expenses net of all reductions	.59%	.60%	.60%	.58%	.59%
Net investment income (loss)	.48%	.44%	1.33%	.64%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,150,649	$ 2,509,669	$ 3,278,390	$ 3,785,291	$ 5,352,895
Portfolio turnover rate E	118%	62%	152%	283%	200%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.02 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class A

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.26	$ 8.39	$ 9.32	$ 14.04	$ 12.64
Income from Investment Operations
Net investment income (loss) D	.01	.01	.06	.03	.07
Net realized and unrealized gain (loss)	.17	.90	(.93)	(2.78)	2.19
Total from investment operations	.18	.91	(.87)	(2.75)	2.26
Distributions from net investment income	(.01)	(.04)	(.05)	(.06)	(.09)
Distributions from net realized gain	(.01)	(.01)	(.01)	(1.91)	(.77)
Total distributions	(.02)	(.04) J	(.06) I	(1.97) H	(.86)
Net asset value, end of period	$ 9.42	$ 9.26	$ 8.39	$ 9.32	$ 14.04
Total Return A, B,C	1.91%	10.94%	(9.18)%	(22.73)%	18.90%
Ratios to Average Net Assets E, G
Expenses before reductions	.95%	.98%	1.02%	.99%	.99%
Expenses net of fee waivers, if any	.95%	.98%	1.02%	.99%	.99%
Expenses net of all reductions	.94%	.97%	1.01%	.97%	.98%
Net investment income (loss)	.13%	.07%	.92%	.25%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 284,072	$ 315,290	$ 380,175	$ 379,162	$ 471,593
Portfolio turnover rate F	118%	62%	152%	283%	200%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.97 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $1.907 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.006 per share.

J Total distributions of $.04 per share is comprised of distributions from net investment income of $.039 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.15	$ 8.29	$ 9.22	$ 13.91	$ 12.57
Income from Investment Operations
Net investment income (loss) C	(.04)	(.04)	.03	(.02)	.01
Net realized and unrealized gain (loss)	.17	.90	(.93)	(2.76)	2.19
Total from investment operations	.13	.86	(.90)	(2.78)	2.20
Distributions from net investment income	-	-	(.03)	(.01)	(.09)
Distributions from net realized gain	-	-	(.01)	(1.91)	(.77)
Total distributions	-	-	(.03) H	(1.91) G	(.86)
Net asset value, end of period	$ 9.28	$ 9.15	$ 8.29	$ 9.22	$ 13.91
Total Return A, B	1.42%	10.37%	(9.65)%	(23.06)%	18.49%
Ratios to Average Net Assets D, F
Expenses before reductions	1.45%	1.47%	1.48%	1.42%	1.43%
Expenses net of fee waivers, if any	1.45%	1.47%	1.48%	1.42%	1.43%
Expenses net of all reductions	1.43%	1.46%	1.47%	1.40%	1.42%
Net investment income (loss)	(.37)%	(.43)%	.47%	(.18)%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 739	$ 760	$ 978	$ 1,013	$ 1,063
Portfolio turnover rate E	118%	62%	152%	283%	200%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.91 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class B

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.05	$ 8.23	$ 9.15	$ 13.83	$ 12.51
Income from Investment Operations
Net investment income (loss) C	(.09)	(.08)	- H	(.08)	(.05)
Net realized and unrealized gain (loss)	.17	.90	(.92)	(2.74)	2.18
Total from investment operations	.08	.82	(.92)	(2.82)	2.13
Distributions from net investment income	-	-	-	-	(.04)
Distributions from net realized gain	-	-	-	(1.86)	(.77)
Total distributions	-	-	-	(1.86) I	(.81)
Net asset value, end of period	$ 9.13	$ 9.05	$ 8.23	$ 9.15	$ 13.83
Total Return A, B	.88%	9.96%	(10.05)%	(23.45)%	17.92%
Ratios to Average Net Assets D, G
Expenses before reductions	1.91%	1.92%	1.94%	1.90%	1.91%
Expenses net of fee waivers, if any	1.91%	1.92%	1.94%	1.90%	1.91%
Expenses net of all reductions	1.89%	1.91%	1.93%	1.88%	1.90%
Net investment income (loss)	(.82)%	(.88)%	-% F	(.66)%	(.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 296	$ 368	$ 384	$ 399	$ 466
Portfolio turnover rate E	118%	62%	152%	283%	200%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.86 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.863 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.02	$ 8.21	$ 9.16	$ 13.85	$ 12.53
Income from Investment Operations
Net investment income (loss) C	(.08)	(.07)	- G	(.08)	(.05)
Net realized and unrealized gain (loss)	.17	.88	(.92)	(2.73)	2.18
Total from investment operations	.09	.81	(.92)	(2.81)	2.13
Distributions from net investment income	-	-	(.02)	-	(.04)
Distributions from net realized gain	-	-	(.01)	(1.88)	(.77)
Total distributions	-	-	(.03) I	(1.88) H	(.81)
Net asset value, end of period	$ 9.11	$ 9.02	$ 8.21	$ 9.16	$ 13.85
Total Return A, B	1.00%	9.87%	(10.00)%	(23.39)%	17.87%
Ratios to Average Net Assets D, F
Expenses before reductions	1.87%	1.90%	1.93%	1.90%	1.91%
Expenses net of fee waivers, if any	1.87%	1.90%	1.93%	1.90%	1.91%
Expenses net of all reductions	1.85%	1.89%	1.92%	1.89%	1.90%
Net investment income (loss)	(.79)%	(.85)%	.01%	(.66)%	(.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,007	$ 904	$ 1,042	$ 522	$ 458
Portfolio turnover rate E	118%	62%	152%	283%	200%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.88 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.879 per share.

I Total distributions of $.03 per share is comprised of distributions from net investment income of $.021 and distributions from net realized gain of $.006 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.54	$ 8.59	$ 9.55	$ 14.33	$ 12.90
Income from Investment Operations
Net investment income (loss) B	.02	.02	.08	.06	.11
Net realized and unrealized gain (loss)	.18	.93	(.96)	(2.84)	2.23
Total from investment operations	.20	.95	(.88)	(2.78)	2.34
Distributions from net investment income	(.02)	-	(.07)	(.09)	(.14)
Distributions from net realized gain	(.01)	-	(.01)	(1.91)	(.77)
Total distributions	(.03)	-	(.08) G	(2.00) F	(.91)
Net asset value, end of period	$ 9.71	$ 9.54	$ 8.59	$ 9.55	$ 14.33
Total Return A	2.04%	11.06%	(8.99)%	(22.48)%	19.20%
Ratios to Average Net Assets C, E
Expenses before reductions	.88%	.87%	.81%	.74%	.74%
Expenses net of fee waivers, if any	.88%	.87%	.81%	.74%	.74%
Expenses net of all reductions	.86%	.87%	.79%	.73%	.69%
Net investment income (loss)	.21%	.17%	1.14%	.50%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 199	$ 144	$ 83	$ 1,720	$ 2,422
Portfolio turnover rate D	118%	62%	152%	283%	200%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.00 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $1.907 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2011

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans II:O and Destiny Plans II:N.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of September 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 240,243,030
Gross unrealized depreciation	(289,848,303)
Net unrealized appreciation (depreciation) on securities and other investments	$ (49,605,273)

Tax Cost	$ 2,500,464,544

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,396,435
Capital loss carryforward	$ (587,531,477)
Net unrealized appreciation (depreciation)	$ (49,703,682)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be September 30, 2012.

The tax character of distributions paid was as follows:

	September 30, 2011	September 30, 2010
Ordinary Income	$ 14,838,069	$ 28,738,644

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,460,559,557 and $3,998,414,632, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 848,879	$ 13,833
Class T	.25%	.25%	4,654	65
Class B	.75%	.25%	3,710	2,783
Class C	.75%	.25%	10,821	1,397
			$ 868,064	$ 18,078

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,286
Class T	374
Class B*	850
Class C*	175
$ 4,685

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 110,596	.00*
Class A	345,771.10
Class T	3,232.35
Class B	1,123.30
Class C	2,876.27
Institutional Class	458.28
	$ 464,056

* Amount represents less than .01%

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $102,152 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,172,969.43%		$ 9,538

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,822 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $92,990. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $2,326 from securities loaned to FCM. Total security lending income during the period amounted to $969,757.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $7,242,750. The weighted average interest rate was .69%. The interest expense amounted to $1,669 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $437,601 for the period.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2011	2010
From net investment income
Class O	$ 12,938,394	$ 25,105,317
Class A	464,873	1,675,120
Institutional Class	262	-
Total	$ 13,403,529	$ 26,780,437
From net realized gain
Class O	$ 1,268,450	$ 1,743,448
Class A	166,030	214,759
Institutional Class	60	-
Total	$ 1,434,540	$ 1,958,207

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2011	2010	2011	2010
Class O
Shares sold	17,803,161	41,289,302	$ 192,182,610	$ 373,895,608
Reinvestment of distributions	1,164,568	2,773,030	12,367,592	24,264,054
Shares redeemed	(60,629,604)	(160,706,664)	(656,933,276)	(1,449,719,075)
Net increase (decrease)	(41,661,875)	(116,644,332)	$ (452,383,074)	$ (1,051,559,413)
Class A
Shares sold	5,497,025	11,028,541	$ 58,139,464	$ 97,288,817
Reinvestment of distributions	40,475	194,226	420,128	1,660,628
Shares redeemed	(9,432,016)	(22,480,213)	(99,765,111)	(198,261,888)
Net increase (decrease)	(3,894,516)	(11,257,446)	$ (41,205,519)	$ (99,312,443)
Class T
Shares sold	35,679	16,924	$ 380,946	$ 148,983
Shares redeemed	(39,089)	(51,916)	(398,747)	(452,162)
Net increase (decrease)	(3,410)	(34,992)	$ (17,801)	$ (303,179)
Class B
Shares sold	2,780	8,327	$ 29,824	$ 72,776
Shares redeemed	(11,021)	(14,340)	(112,214)	(124,006)
Net increase (decrease)	(8,241)	(6,013)	$ (82,390)	$ (51,230)
Class C
Shares sold	32,216	8,316	$ 334,681	$ 73,022
Shares redeemed	(21,851)	(35,106)	(214,863)	(301,614)
Net increase (decrease)	10,365	(26,790)	$ 119,818	$ (228,592)
Institutional Class
Shares sold	14,847	7,602	$ 163,346	$ 70,191
Reinvestment of distributions	29	-	312	-
Shares redeemed	(9,405)	(2,193)	(96,086)	(20,572)
Net increase (decrease)	5,471	5,409	$ 67,572	$ 49,619

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 17, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class O designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class O designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Capital Development Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Class O and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class O and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Fidelity Advisor Capital Development Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of Class O of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

DESIIO-UANN-1111
1.837884.105

Fidelity Advisor®

Capital Development Fund -

Class A, Class T, Class B and Class C

Annual Report

September 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Global equity markets finished the third quarter in a significant downturn that intensified in late July and early August, as Congress struggled to raise the debt ceiling and Standard & Poor's announced it was lowering its long-term sovereign credit rating of the United States. The historic downgrade, along with continued evidence of a slowing global economy, heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-3.95%	-2.32%	1.57%
Class T (incl. 3.50% sales charge) A	-2.13%	-2.31%	1.54%
Class B (incl. contingent deferred sales charge) B	-4.12%	-2.39%	1.59%
Class C (incl. contingent deferred sales charge) C	0.00%	-2.05%	1.62%

A Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower.

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in in Fidelity Advisor® Capital Development Fund - Class A on September 30, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks eked out slight gains for the 12 months ending September 30, 2011, as investor angst over global economic woes overtook the market in the latter half of the period, extinguishing the sharp run-up in equities from October through April. For the year, the S&P 500® Index rose only 1.14%, while the blue-chip Dow Jones Industrial AverageSM increased 3.83% and the technology-heavy Nasdaq Composite® Index added 2.96%. Following an extended rally fueled by encouraging economic activity, stocks eventually derailed in late July and early August amid wrangling over the U.S. debt ceiling, Standard & Poor's downgrade of the country's long-term sovereign credit rating and deepening debt troubles in Europe. Markets remained volatile through September, when the S&P 500® registered its worst calendar-quarter finish since late 2008. Among market segments, financials had the largest decline (-17%), while the defensive utilities sector fared best (+12%). Small and mid-sized stocks fell shy of their larger-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -3.53% and -0.88%, respectively. The financial crisis in Europe helped push the MSCI® EAFE® (Europe, Australasia, Far East) Index to a 12-month decline of 9.26%, its weakest one-year trailing return in more than two years.

Comments from Harlan Carere, Portfolio Manager of Fidelity Advisor® Capital Development Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 1.91%, 1.42%, 0.88% and 1.00%, respectively (excluding sales charges), straddling the S&P 500®. Versus the index, stock selection and an overweighting in industrials in the first half of the year paid off, as did stock picking in information technology, favorable positioning within consumer staples and a sizable underweighting in financials. U.K.-based ARM Holdings aided performance. The semiconductor company dominated the market for chips used in smartphones and tablet devices. Herbalife, a supplier of diet products and nutritional supplements, continued to have success with its group sales model. ARM Holdings and Herbalife were out-of-index positions. Underweighting and eventually selling poorly performing benchmark component Bank of America also lifted performance. Conversely, my picks in energy and consumer discretionary hampered results, as did a sizable overweighting in materials. The fund's foreign holdings, hampered in part by currency fluctuations, also hurt performance. Underweighting two strong-performing benchmark components, energy major Exxon Mobil and tech giant International Business Machines, detracted, as investors favored large, financially stable companies amid volatile market conditions. A small out-of-benchmark position in Xueda Education Group, a China-based provider of personalized tutoring services, hurt as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period* April 1, 2011 to September 30, 2011
Class O	.61%
Actual		$ 1,000.00	$ 839.40	$ 2.81
Hypothetical A		$ 1,000.00	$ 1,022.01	$ 3.09
Class A	.94%
Actual		$ 1,000.00	$ 838.10	$ 4.33
Hypothetical A		$ 1,000.00	$ 1,020.36	$ 4.76
Class T	1.46%
Actual		$ 1,000.00	$ 835.30	$ 6.72
Hypothetical A		$ 1,000.00	$ 1,017.75	$ 7.39
Class B	1.90%
Actual		$ 1,000.00	$ 833.80	$ 8.73
Hypothetical A		$ 1,000.00	$ 1,015.54	$ 9.60
Class C	1.87%
Actual		$ 1,000.00	$ 834.20	$ 8.60
Hypothetical A		$ 1,000.00	$ 1,015.69	$ 9.45
Institutional Class	.89%
Actual		$ 1,000.00	$ 838.50	$ 4.10
Hypothetical A		$ 1,000.00	$ 1,020.61	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.3	3.5
Chevron Corp.	2.3	1.8
ARM Holdings PLC	2.0	2.5
Agnico-Eagle Mines Ltd. (Canada)	1.9	0.0
Microsoft Corp.	1.5	0.2
Google, Inc. Class A	1.4	1.4
Wells Fargo & Co.	1.4	1.1
JPMorgan Chase & Co.	1.3	0.4
Procter & Gamble Co.	1.3	0.0
McKesson Corp.	1.3	0.6
	20.7
Top Five Market Sectors as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.2	21.1
Consumer Discretionary	14.6	18.4
Consumer Staples	12.2	4.6
Health Care	11.7	6.6
Energy	10.1	14.6
Asset Allocation (% of fund's net assets)
As of September 30, 2011*		As of March 31, 2011**
	Stocks 98.0%		Stocks 99.6%
	Convertible Securities 0.2%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 1.8%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	22.8%	** Foreign investments	26.4%

Annual Report

Investments September 30, 2011

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
CONSUMER DISCRETIONARY - 14.6%
Auto Components - 0.3%
Tenneco, Inc. (a)	40,000	$ 1,024,400
TRW Automotive Holdings Corp. (a)	170,200	5,570,646
		6,595,046
Automobiles - 0.5%
Bajaj Auto Ltd.	250,000	7,800,379
PT Astra International Tbk	100,000	714,852
Tesla Motors, Inc. (a)(d)	119,400	2,912,166
		11,427,397
Distributors - 0.2%
Silver Base Group Holdings Ltd.	4,754,000	4,202,499
Diversified Consumer Services - 0.4%
Anhanguera Educacional Participacoes SA	530,000	6,818,713
Collectors Universe, Inc. (d)	100,000	1,475,000
Xueda Education Group sponsored ADR (d)	459,300	1,253,889
		9,547,602
Hotels, Restaurants & Leisure - 0.5%
Bravo Brio Restaurant Group, Inc.	113,800	1,893,632
Gourmet Master Co. Ltd.	14,200	97,847
McDonald's Corp.	30,000	2,634,600
O'Charleys, Inc. (a)	100,000	594,000
Shangri-La Asia Ltd.	100,000	191,191
Tim Hortons, Inc. (Canada)	170,000	7,899,170
		13,310,440
Household Durables - 0.3%
Fortune Brands, Inc.	100,000	5,408,000
Toll Brothers, Inc. (a)	53,700	774,891
		6,182,891
Internet & Catalog Retail - 1.7%
Amazon.com, Inc. (a)	137,100	29,645,133
Priceline.com, Inc. (a)	9,600	4,314,816
Start Today Co. Ltd.	388,100	8,409,839
		42,369,788
Leisure Equipment & Products - 0.5%
Bauer Performance Sports Ltd. (a)(e)	817,600	4,367,605
Hasbro, Inc.	238,600	7,780,746
		12,148,351
Media - 0.7%
ITV PLC	8,000,000	7,399,454
Pandora Media, Inc. (d)	223,000	3,266,950
The Walt Disney Co.	250,000	7,540,000
		18,206,404
Multiline Retail - 1.2%
Dollar Tree, Inc. (a)	60,000	4,506,600
Dollarama, Inc.	471,000	16,309,549

	Shares	Value
Marisa Lojas SA	600,000	$ 6,918,660
Springland International Holdings Ltd.	1,750,000	1,147,746
		28,882,555
Specialty Retail - 4.4%
Ascena Retail Group, Inc. (a)	100,000	2,707,000
AutoZone, Inc. (a)	45,000	14,363,550
Carphone Warehouse Group PLC	259,000	1,373,516
Charming Shoppes, Inc. (a)	500,000	1,300,000
China ZhengTong Auto Services Holdings Ltd.	504,000	447,347
Destination Maternity Corp.	333,100	4,286,997
Dick's Sporting Goods, Inc. (a)	80,000	2,676,800
Guess?, Inc.	221,000	6,296,290
New York & Co., Inc. (a)(d)	1,431,566	4,566,696
PT Ace Hardware Indonesia Tbk	7,999,000	2,990,085
Ross Stores, Inc.	357,485	28,130,495
Stein Mart, Inc.	300,000	1,875,000
SuperGroup PLC (a)	218,200	3,539,509
The Cato Corp. Class A (sub. vtg.)	191,850	4,328,136
TJX Companies, Inc.	526,500	29,204,955
		108,086,376
Textiles, Apparel & Luxury Goods - 3.9%
Arezzo Industria e Comercio SA	14,000	141,414
Bosideng International Holdings Ltd.	15,000,000	3,099,332
Daphne International Holdings Ltd.	3,000,000	2,659,631
Gildan Activewear, Inc.	100,000	2,594,677
Liz Claiborne, Inc. (a)(d)	1,000,000	5,000,000
lululemon athletica, Inc. (a)	105,842	5,149,213
NIKE, Inc. Class B	100,000	8,551,000
PVH Corp.	227,800	13,267,072
R.G. Barry Corp.	167,882	1,779,549
Ralph Lauren Corp.	82,500	10,700,250
Samsonite International SA	1,307,700	1,824,987
Steven Madden Ltd. (a)	267,903	8,063,880
Vera Bradley, Inc. (d)	223,762	8,066,620
VF Corp.	108,653	13,203,513
Warnaco Group, Inc. (a)	216,900	9,996,921
		94,098,059
TOTAL CONSUMER DISCRETIONARY		355,057,408
CONSUMER STAPLES - 12.2%
Beverages - 1.5%
Anheuser-Busch InBev SA NV	83,846	4,450,641
Anheuser-Busch InBev SA NV:
ADR	65,000	3,443,700
(strip VVPR) (a)	160,000	429
Dr Pepper Snapple Group, Inc.	352,400	13,666,072
Hansen Natural Corp. (a)	151,200	13,198,248
United Breweries Ltd.	63,029	478,790
		35,237,880
Food & Staples Retailing - 1.6%
Chefs' Warehouse Holdings (a)	40,200	472,752
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Costco Wholesale Corp.	30,000	$ 2,463,600
Droga Raia SA	91,000	1,243,328
Drogasil SA	775,200	4,636,364
Fresh Market, Inc. (d)	220,300	8,406,648
PriceSmart, Inc.	144,300	8,992,776
Walgreen Co.	400,000	13,156,000
		39,371,468
Food Products - 3.0%
Biostime International Holdings Ltd.	2,478,000	4,130,630
Diamond Foods, Inc. (d)	116,300	9,279,577
Green Mountain Coffee Roasters, Inc. (a)	283,500	26,348,490
Hormel Foods Corp.	100,000	2,702,000
Kraft Foods, Inc. Class A	290,000	9,738,200
Orion Corp.	10,000	4,362,026
The J.M. Smucker Co.	130,000	9,475,700
TreeHouse Foods, Inc. (a)	131,500	8,131,960
		74,168,583
Household Products - 2.1%
Colgate-Palmolive Co.	230,000	20,396,400
Procter & Gamble Co.	500,000	31,590,000
		51,986,400
Personal Products - 1.9%
Herbalife Ltd.	552,260	29,601,136
Nu Skin Enterprises, Inc. Class A	421,440	17,076,749
		46,677,885
Tobacco - 2.1%
British American Tobacco PLC:
(United Kingdom)	200,000	8,446,956
sponsored ADR	60,000	5,083,800
Imperial Tobacco Group PLC	100,000	3,390,896
Lorillard, Inc.	132,000	14,612,400
Philip Morris International, Inc.	300,000	18,714,000
		50,248,052
TOTAL CONSUMER STAPLES		297,690,268
ENERGY - 10.1%
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	285,834	13,194,097
Cameron International Corp. (a)	55,000	2,284,700
Halliburton Co.	543,100	16,575,412
Nabors Industries Ltd. (a)	272,800	3,344,528
National Oilwell Varco, Inc.	100,000	5,122,000
Rowan Companies, Inc. (a)	142,900	4,314,151
Transocean Ltd. (United States)	150,000	7,161,000
Tuscany International Drilling, Inc. (a)(e)	7,000,000	3,872,937
		55,868,825
Oil, Gas & Consumable Fuels - 7.8%
Anadarko Petroleum Corp.	170,500	10,750,025

	Shares	Value
Bellatrix Exploration Ltd. (a)	2,229,700	$ 7,167,880
Bellatrix Exploration Ltd. (a)(e)	790,000	2,539,636
Bumi PLC	495,058	6,663,799
Chevron Corp.	605,200	55,993,104
ConocoPhillips	155,700	9,858,924
Crestwood Midstream Partners LP	100,000	2,572,000
Crown Point Ventures Ltd. (a)(e)	419,300	519,975
Enbridge Energy Partners LP	150,000	4,120,500
Energy Partners Ltd. (a)	841,100	9,310,977
Exxon Mobil Corp.	351,400	25,522,182
Hess Corp.	95,300	4,999,438
HollyFrontier Corp.	336,770	8,830,109
Madalena Ventures, Inc. (a)	7,144,000	3,271,125
Marathon Petroleum Corp.	286,900	7,763,514
Noble Energy, Inc.	38,100	2,697,480
Occidental Petroleum Corp.	257,900	18,439,850
Williams Companies, Inc.	373,800	9,098,292
		190,118,810
TOTAL ENERGY		245,987,635
FINANCIALS - 7.3%
Capital Markets - 1.1%
Evercore Partners, Inc. Class A	97,400	2,220,720
Franklin Resources, Inc.	135,000	12,911,400
Invesco Ltd.	208,300	3,230,733
Morgan Stanley	300,000	4,050,000
T. Rowe Price Group, Inc.	100,000	4,777,000
		27,189,853
Commercial Banks - 2.3%
HDFC Bank Ltd.	573,925	5,424,193
HDFC Bank Ltd. sponsored ADR	100,000	2,915,000
Huntington Bancshares, Inc.	797,600	3,828,480
Regions Financial Corp.	700,000	2,331,000
SunTrust Banks, Inc.	200,000	3,590,000
U.S. Bancorp	220,000	5,178,800
Wells Fargo & Co.	1,383,950	33,380,874
		56,648,347
Consumer Finance - 0.2%
American Express Co.	100,000	4,490,000
Diversified Financial Services - 1.3%
JPMorgan Chase & Co.	1,056,000	31,806,720
Insurance - 1.1%
Berkshire Hathaway, Inc. Class A (a)	66	7,048,800
Intact Financial Corp. (a)(e)	150,000	8,231,899
Lincoln National Corp.	303,400	4,742,142
Phoenix Group Holdings	464,227	3,475,575
Platinum Underwriters Holdings Ltd.	98,167	3,018,635
		26,517,051
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.4%
Dundee (REIT) (a)(e)	600,000	$ 5,551,846
HCP, Inc.	128,000	4,487,680
		10,039,526
Real Estate Management & Development - 0.8%
CB Richard Ellis Group, Inc. Class A (a)	247,400	3,330,004
DLF Ltd.	1,580,000	6,990,809
Global Logistic Properties Ltd.	1,653,000	2,073,860
Iguatemi Empresa de Shopping Centers SA	295,000	4,940,191
MI Developments, Inc. Class A	125,000	3,319,660
		20,654,524
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd.	105,000	1,365,686
TOTAL FINANCIALS		178,711,707
HEALTH CARE - 11.5%
Biotechnology - 1.3%
ADVENTRX Pharmaceuticals, Inc. (a)(d)	1,000,000	920,000
Alexion Pharmaceuticals, Inc. (a)	145,112	9,295,875
AVEO Pharmaceuticals, Inc. (a)	1,300	20,007
AVEO Pharmaceuticals, Inc.	404,600	6,226,794
Cubist Pharmaceuticals, Inc. (a)	65,000	2,295,800
Dynavax Technologies Corp. (a)	1,935,211	3,599,492
ImmunoGen, Inc. (a)	164,623	1,804,268
Micromet, Inc. (a)	480,592	2,306,842
NPS Pharmaceuticals, Inc. (a)	28,900	188,139
Theravance, Inc. (a)	125,000	2,517,500
ZIOPHARM Oncology, Inc. (a)(d)	472,200	2,082,402
		31,257,119
Health Care Equipment & Supplies - 2.3%
Baxter International, Inc.	291,000	16,336,740
Boston Scientific Corp. (a)	819,800	4,845,018
C. R. Bard, Inc.	115,000	10,067,100
Covidien PLC	315,600	13,917,960
Insulet Corp. (a)	100,000	1,526,000
Sirona Dental Systems, Inc. (a)	230,000	9,754,300
		56,447,118
Health Care Providers & Services - 3.4%
Accretive Health, Inc. (a)(d)	50,000	1,061,500
Hanger Orthopedic Group, Inc. (a)	966,950	18,265,686
Humana, Inc.	100,000	7,273,000
McKesson Corp.	426,500	31,006,550
Quest Diagnostics, Inc.	30,000	1,480,800
UnitedHealth Group, Inc.	200,000	9,224,000
WellPoint, Inc.	220,000	14,361,600
		82,673,136
Health Care Technology - 0.0%
athenahealth, Inc. (a)	11,800	702,690

	Shares	Value
Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc. (a)	140,000	$ 7,089,600
Pharmaceuticals - 4.2%
Abbott Laboratories	490,000	25,058,600
Allergan, Inc.	31,400	2,586,732
Eli Lilly & Co.	200,000	7,394,000
GlaxoSmithKline PLC sponsored ADR	205,000	8,464,450
Hospira, Inc. (a)	54,300	2,009,100
Johnson & Johnson	340,000	21,661,400
PT Kalbe Farma Tbk	11,000,000	4,027,325
Shire PLC	400,000	12,476,633
Valeant Pharmaceuticals International, Inc. (Canada)	488,790	18,212,475
		101,890,715
TOTAL HEALTH CARE		280,060,378
INDUSTRIALS - 8.3%
Aerospace & Defense - 3.5%
Esterline Technologies Corp. (a)	194,200	10,067,328
Goodrich Corp.	128,700	15,531,516
Honeywell International, Inc.	467,567	20,530,867
Precision Castparts Corp.	16,000	2,487,360
Textron, Inc.	410,200	7,235,928
Ultra Electronics Holdings PLC	120,000	2,816,908
United Technologies Corp.	372,000	26,173,920
		84,843,827
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	80,800	5,102,520
Airlines - 0.5%
Delta Air Lines, Inc. (a)	934,500	7,008,750
United Continental Holdings, Inc. (a)	209,500	4,060,110
		11,068,860
Commercial Services & Supplies - 0.4%
United Stationers, Inc.	361,400	9,848,150
Construction & Engineering - 0.7%
EMCOR Group, Inc.	308,400	6,269,772
Foster Wheeler AG (a)	330,000	5,870,700
Jacobs Engineering Group, Inc. (a)	98,600	3,183,794
MYR Group, Inc. (a)	120,000	2,116,800
		17,441,066
Electrical Equipment - 0.4%
Fushi Copperweld, Inc. (a)	311,300	1,540,935
GrafTech International Ltd. (a)	221,900	2,818,130
Polypore International, Inc. (a)	100,000	5,652,000
		10,011,065
Industrial Conglomerates - 0.4%
Danaher Corp.	21,900	918,486
General Electric Co.	320,000	4,876,800
Max India Ltd. (a)	800,000	3,067,101
Tyco International Ltd.	27,500	1,120,625
		9,983,012
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 0.4%
Cummins, Inc.	14,100	$ 1,151,406
Jain Irrigation Systems Ltd.	301,378	932,529
Pall Corp.	194,000	8,225,600
		10,309,535
Professional Services - 0.4%
Nielsen Holdings B.V. (a)	284,400	7,417,152
Qualicorp SA	425,000	3,163,211
		10,580,363
Road & Rail - 1.4%
Canadian Pacific (d)	48,200	2,322,869
CSX Corp.	450,000	8,401,500
Norfolk Southern Corp.	170,000	10,373,400
Union Pacific Corp.	150,000	12,250,500
		33,348,269
TOTAL INDUSTRIALS		202,536,667
INFORMATION TECHNOLOGY - 22.2%
Communications Equipment - 1.0%
DG FastChannel, Inc. (a)	251,400	4,261,230
F5 Networks, Inc. (a)	25,000	1,776,250
Motorola Solutions, Inc.	200,000	8,380,000
QUALCOMM, Inc.	200,000	9,726,000
		24,143,480
Computers & Peripherals - 6.9%
Apple, Inc. (a)	401,800	153,158,126
Hewlett-Packard Co.	100,000	2,245,000
SanDisk Corp. (a)	300,000	12,105,000
		167,508,126
Electronic Equipment & Components - 0.4%
Jabil Circuit, Inc.	175,700	3,125,703
SYNNEX Corp. (a)	212,900	5,577,980
Vishay Precision Group, Inc. (a)	100,000	1,318,000
		10,021,683
Internet Software & Services - 3.3%
Blinkx PLC (a)	4,266,981	9,850,027
eBay, Inc. (a)	100,000	2,949,000
Google, Inc. Class A (a)	67,700	34,823,526
Mail.ru Group Ltd. GDR (a)(e)	241,200	7,055,100
Open Text Corp. (a)	182,500	9,536,726
Rackspace Hosting, Inc. (a)(d)	233,600	7,975,104
Support.com, Inc. (a)	857,200	1,697,256
Velti PLC (a)	378,800	2,503,868
Zillow, Inc. (a)(d)	175,500	4,799,925
		81,190,532
IT Services - 2.9%
Cardtronics, Inc. (a)	219,100	5,021,772

	Shares	Value
Cognizant Technology Solutions Corp. Class A (a)	180,500	$ 11,317,350
International Business Machines Corp.	124,400	21,773,732
MasterCard, Inc. Class A	41,000	13,003,560
ServiceSource International, Inc. (d)	67,500	891,675
Visa, Inc. Class A	210,000	18,001,200
		70,009,289
Semiconductors & Semiconductor Equipment - 2.5%
Alpha & Omega Semiconductor Ltd. (a)	200,000	1,642,000
ARM Holdings PLC	2,803,500	23,979,902
ARM Holdings PLC sponsored ADR	1,000,000	25,500,000
Kulicke & Soffa Industries, Inc. (a)	476,200	3,552,452
NVIDIA Corp. (a)	505,458	6,318,225
		60,992,579
Software - 5.2%
Blackboard, Inc. (a)(d)	100,000	4,466,000
BMC Software, Inc. (a)	231,100	8,911,216
Citrix Systems, Inc. (a)	123,600	6,739,908
MICROS Systems, Inc. (a)	280,400	12,312,364
Microsoft Corp.	1,454,900	36,212,461
Oracle Corp.	747,600	21,486,024
Rovi Corp. (a)	85,700	3,683,386
salesforce.com, Inc. (a)	90,100	10,296,628
Solera Holdings, Inc.	366,900	18,528,450
Taleo Corp. Class A (a)	99,300	2,553,996
VMware, Inc. Class A (a)	20,000	1,607,600
		126,798,033
TOTAL INFORMATION TECHNOLOGY		540,663,722
MATERIALS - 9.9%
Chemicals - 1.8%
Agrium, Inc.	100,000	6,653,630
Ashland, Inc.	203,900	9,000,146
CF Industries Holdings, Inc.	76,000	9,377,640
Monsanto Co.	165,000	9,906,600
Rockwood Holdings, Inc. (a)	100,000	3,369,000
The Mosaic Co.	110,000	5,386,700
		43,693,716
Metals & Mining - 8.1%
Agnico-Eagle Mines Ltd. (Canada) (d)	775,000	46,316,656
Allied Nevada Gold Corp. (a)	120,000	4,297,200
B2Gold Corp. (a)	550,000	2,046,170
Barrick Gold Corp.	321,300	15,052,030
Carpenter Technology Corp.	185,300	8,318,117
Cliffs Natural Resources, Inc.	8,500	434,945
Coeur d'Alene Mines Corp. (a)	213,946	4,587,002
Compass Minerals International, Inc.	96,000	6,410,880
Endeavour Silver Corp. (a)	240,000	2,161,213
Endeavour Silver Corp. (a)(e)	1,000,000	9,005,056
Goldcorp, Inc.	610,000	27,971,668
Lake Shore Gold Corp. (a)(e)	1,000,000	1,516,741
Newcrest Mining Ltd.	659,787	21,757,456
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Newmont Mining Corp.	445,300	$ 28,009,370
Sabina Gold & Silver Corp. (a)	2,180,000	6,113,899
Silver Wheaton Corp.	441,700	13,036,533
		197,034,936
TOTAL MATERIALS		240,728,652
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.3%
AT&T, Inc.	745,900	21,273,068
Telenor ASA	100,000	1,555,419
Verizon Communications, Inc.	242,600	8,927,680
		31,756,167
UTILITIES - 0.6%
Electric Utilities - 0.5%
PPL Corp.	408,100	11,647,174
Gas Utilities - 0.1%
ONEOK, Inc.	50,000	3,302,000
TOTAL UTILITIES		14,949,174
TOTAL COMMON STOCKS (Cost $2,424,287,536)		2,388,141,778
Convertible Preferred Stocks - 0.2%

HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
Merrimack Pharmaceuticals, Inc. Series G (f) (Cost $4,280,766)	611,538	4,280,766
Money Market Funds - 2.4%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	915,240	$ 915,240
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	57,521,487	57,521,487
TOTAL MONEY MARKET FUNDS (Cost $58,436,727)		58,436,727
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $2,487,005,029)	2,450,859,271
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(13,897,707)
NET ASSETS - 100%	$ 2,436,961,564
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $42,660,795 or 1.8% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,280,766 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Merrimack Pharmaceuticals, Inc. Series G	3/31/11	$ 4,280,766
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 28,014
Fidelity Securities Lending Cash Central Fund	969,757
Total	$ 997,771
Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 355,057,408	$ 321,471,673	$ 33,585,735	$ -
Consumer Staples	297,690,268	275,821,225	21,869,043	-
Energy	245,987,635	245,987,635	-	-
Financials	178,711,707	162,857,159	15,854,548	-
Health Care	284,341,144	263,556,420	16,503,958	4,280,766
Industrials	202,536,667	198,537,037	3,999,630	-
Information Technology	540,663,722	516,683,820	23,979,902	-
Materials	240,728,652	218,971,196	21,757,456	-
Telecommunication Services	31,756,167	31,756,167	-	-
Utilities	14,949,174	14,949,174	-	-
Money Market Funds	58,436,727	58,436,727	-	-
Total Investments in Securities:	$ 2,450,859,271	$ 2,309,028,233	$ 137,550,272	$ 4,280,766
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 2,862,600
Total Realized Gain (Loss)	(480,079)
Total Unrealized Gain (Loss)	73,400
Cost of Purchases	4,280,766
Proceeds of Sales	(2,455,921)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 4,280,766
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	77.2%
Canada	9.3%
United Kingdom	4.3%
Cayman Islands	1.9%
Brazil	1.2%
India	1.1%
Others (Individually Less Than 1%)	5.0%
100.0%
Income Tax Information

At September 30, 2011, the Fund had a capital loss carryforward of approximately $587,531,477 of which $193,483,438 and $394,048,039 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value (including securities loaned of $54,608,859) - See accompanying schedule: Unaffiliated issuers (cost $2,428,568,302)	$ 2,392,422,544
Fidelity Central Funds (cost $58,436,727)	58,436,727
Total Investments (cost $2,487,005,029)		$ 2,450,859,271
Receivable for investments sold		98,863,324
Receivable for fund shares sold		374,581
Dividends receivable		2,163,721
Distributions receivable from Fidelity Central Funds		157,237
Other receivables		672,807
Total assets		2,553,090,941

Liabilities
Payable for investments purchased	$ 55,202,683
Payable for fund shares redeemed	1,816,146
Accrued management fee	1,215,721
Distribution and service plan fees payable	64,889
Other affiliated payables	152,283
Other payables and accrued expenses	156,168
Collateral on securities loaned, at value	57,521,487
Total liabilities		116,129,377

Net Assets		$ 2,436,961,564
Net Assets consist of:
Paid in capital		$ 3,063,883,375
Undistributed net investment income		8,916,210
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(599,593,854)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(36,244,167)
Net Assets		$ 2,436,961,564

Statement of Assets and Liabilities - continued

September 30, 2011

Class O: Net Asset Value, offering price and redemption price per share ($2,150,648,786 ÷ 222,476,887 shares)	$ 9.67

Class A: Net Asset Value and redemption price per share ($284,071,753 ÷ 30,157,642 shares)	$ 9.42

Maximum offering price per share (100/94.25 of $9.42)	$ 9.99
Class T: Net Asset Value and redemption price per share ($738,613 ÷ 79,576 shares)	$ 9.28

Maximum offering price per share (100/96.50 of $9.28)	$ 9.62
Class B: Net Asset Value and offering price per share ($296,122 ÷ 32,422 shares)A	$ 9.13

Class C: Net Asset Value and offering price per share ($1,006,990 ÷ 110,557 shares)A	$ 9.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($199,300 ÷ 20,533 shares)	$ 9.71

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 30,559,593
Interest		29,745
Income from Fidelity Central Funds		997,771
Total income		31,587,109

Expenses
Management fee	$ 16,504,856
Transfer agent fees	464,056
Distribution and service plan fees	868,064
Accounting and security lending fees	882,569
Custodian fees and expenses	182,933
Independent trustees' compensation	16,562
Appreciation in deferred trustee compensation account	226
Registration fees	75,509
Audit	80,516
Legal	15,851
Interest	11,207
Miscellaneous	33,215
Total expenses before reductions	19,135,564
Expense reductions	(437,601)	18,697,963
Net investment income (loss)		12,889,146
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	476,083,901
Foreign currency transactions	(1,587,503)
Total net realized gain (loss)		474,496,398
Change in net unrealized appreciation (depreciation) on: Investment securities	(369,152,396)
Assets and liabilities in foreign currencies	(65,405)
Total change in net unrealized appreciation (depreciation)		(369,217,801)
Net gain (loss)		105,278,597
Net increase (decrease) in net assets resulting from operations		$ 118,167,743

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,889,146	$ 12,419,057
Net realized gain (loss)	474,496,398	361,628,383
Change in net unrealized appreciation (depreciation)	(369,217,801)	(27,823,248)
Net increase (decrease) in net assets resulting from operations	118,167,743	346,224,192
Distributions to shareholders from net investment income	(13,403,529)	(26,780,437)
Distributions to shareholders from net realized gain	(1,434,540)	(1,958,207)
Total distributions	(14,838,069)	(28,738,644)
Share transactions - net increase (decrease)	(493,501,394)	(1,151,405,238)
Total increase (decrease) in net assets	(390,171,720)	(833,919,690)

Net Assets
Beginning of period	2,827,133,284	3,661,052,974
End of period (including undistributed net investment income of $8,916,210 and undistributed net investment income of $9,629,926, respectively)	$ 2,436,961,564	$ 2,827,133,284

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.50	$ 8.61	$ 9.57	$ 14.37	$ 12.91
Income from Investment Operations
Net investment income (loss) C	.05	.04	.09	.08	.12
Net realized and unrealized gain (loss)	.18	.93	(.95)	(2.86)	2.25
Total from investment operations	.23	.97	(.86)	(2.78)	2.37
Distributions from net investment income	(.05)	(.07)	(.09)	(.11)	(.14)
Distributions from net realized gain	(.01)	(.01)	(.01)	(1.91)	(.77)
Total distributions	(.06)	(.08)	(.10) H	(2.02) G	(.91)
Net asset value, end of period	$ 9.67	$ 9.50	$ 8.61	$ 9.57	$ 14.37
Total Return A, B	2.33%	11.31%	(8.77)%	(22.45)%	19.44%
Ratios to Average Net Assets D, F
Expenses before reductions	.61%	.61%	.61%	.59%	.60%
Expenses net of fee waivers, if any	.61%	.61%	.61%	.59%	.60%
Expenses net of all reductions	.59%	.60%	.60%	.58%	.59%
Net investment income (loss)	.48%	.44%	1.33%	.64%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,150,649	$ 2,509,669	$ 3,278,390	$ 3,785,291	$ 5,352,895
Portfolio turnover rate E	118%	62%	152%	283%	200%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.02 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class A

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.26	$ 8.39	$ 9.32	$ 14.04	$ 12.64
Income from Investment Operations
Net investment income (loss) D	.01	.01	.06	.03	.07
Net realized and unrealized gain (loss)	.17	.90	(.93)	(2.78)	2.19
Total from investment operations	.18	.91	(.87)	(2.75)	2.26
Distributions from net investment income	(.01)	(.04)	(.05)	(.06)	(.09)
Distributions from net realized gain	(.01)	(.01)	(.01)	(1.91)	(.77)
Total distributions	(.02)	(.04) J	(.06) I	(1.97) H	(.86)
Net asset value, end of period	$ 9.42	$ 9.26	$ 8.39	$ 9.32	$ 14.04
Total Return A, B,C	1.91%	10.94%	(9.18)%	(22.73)%	18.90%
Ratios to Average Net Assets E, G
Expenses before reductions	.95%	.98%	1.02%	.99%	.99%
Expenses net of fee waivers, if any	.95%	.98%	1.02%	.99%	.99%
Expenses net of all reductions	.94%	.97%	1.01%	.97%	.98%
Net investment income (loss)	.13%	.07%	.92%	.25%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 284,072	$ 315,290	$ 380,175	$ 379,162	$ 471,593
Portfolio turnover rate F	118%	62%	152%	283%	200%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.97 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $1.907 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.006 per share.

J Total distributions of $.04 per share is comprised of distributions from net investment income of $.039 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.15	$ 8.29	$ 9.22	$ 13.91	$ 12.57
Income from Investment Operations
Net investment income (loss) C	(.04)	(.04)	.03	(.02)	.01
Net realized and unrealized gain (loss)	.17	.90	(.93)	(2.76)	2.19
Total from investment operations	.13	.86	(.90)	(2.78)	2.20
Distributions from net investment income	-	-	(.03)	(.01)	(.09)
Distributions from net realized gain	-	-	(.01)	(1.91)	(.77)
Total distributions	-	-	(.03) H	(1.91) G	(.86)
Net asset value, end of period	$ 9.28	$ 9.15	$ 8.29	$ 9.22	$ 13.91
Total Return A, B	1.42%	10.37%	(9.65)%	(23.06)%	18.49%
Ratios to Average Net Assets D, F
Expenses before reductions	1.45%	1.47%	1.48%	1.42%	1.43%
Expenses net of fee waivers, if any	1.45%	1.47%	1.48%	1.42%	1.43%
Expenses net of all reductions	1.43%	1.46%	1.47%	1.40%	1.42%
Net investment income (loss)	(.37)%	(.43)%	.47%	(.18)%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 739	$ 760	$ 978	$ 1,013	$ 1,063
Portfolio turnover rate E	118%	62%	152%	283%	200%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.91 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class B

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.05	$ 8.23	$ 9.15	$ 13.83	$ 12.51
Income from Investment Operations
Net investment income (loss) C	(.09)	(.08)	- H	(.08)	(.05)
Net realized and unrealized gain (loss)	.17	.90	(.92)	(2.74)	2.18
Total from investment operations	.08	.82	(.92)	(2.82)	2.13
Distributions from net investment income	-	-	-	-	(.04)
Distributions from net realized gain	-	-	-	(1.86)	(.77)
Total distributions	-	-	-	(1.86) I	(.81)
Net asset value, end of period	$ 9.13	$ 9.05	$ 8.23	$ 9.15	$ 13.83
Total Return A, B	.88%	9.96%	(10.05)%	(23.45)%	17.92%
Ratios to Average Net Assets D, G
Expenses before reductions	1.91%	1.92%	1.94%	1.90%	1.91%
Expenses net of fee waivers, if any	1.91%	1.92%	1.94%	1.90%	1.91%
Expenses net of all reductions	1.89%	1.91%	1.93%	1.88%	1.90%
Net investment income (loss)	(.82)%	(.88)%	-% F	(.66)%	(.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 296	$ 368	$ 384	$ 399	$ 466
Portfolio turnover rate E	118%	62%	152%	283%	200%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.86 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.863 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.02	$ 8.21	$ 9.16	$ 13.85	$ 12.53
Income from Investment Operations
Net investment income (loss) C	(.08)	(.07)	- G	(.08)	(.05)
Net realized and unrealized gain (loss)	.17	.88	(.92)	(2.73)	2.18
Total from investment operations	.09	.81	(.92)	(2.81)	2.13
Distributions from net investment income	-	-	(.02)	-	(.04)
Distributions from net realized gain	-	-	(.01)	(1.88)	(.77)
Total distributions	-	-	(.03) I	(1.88) H	(.81)
Net asset value, end of period	$ 9.11	$ 9.02	$ 8.21	$ 9.16	$ 13.85
Total Return A, B	1.00%	9.87%	(10.00)%	(23.39)%	17.87%
Ratios to Average Net Assets D, F
Expenses before reductions	1.87%	1.90%	1.93%	1.90%	1.91%
Expenses net of fee waivers, if any	1.87%	1.90%	1.93%	1.90%	1.91%
Expenses net of all reductions	1.85%	1.89%	1.92%	1.89%	1.90%
Net investment income (loss)	(.79)%	(.85)%	.01%	(.66)%	(.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,007	$ 904	$ 1,042	$ 522	$ 458
Portfolio turnover rate E	118%	62%	152%	283%	200%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.88 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.879 per share.

I Total distributions of $.03 per share is comprised of distributions from net investment income of $.021 and distributions from net realized gain of $.006 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.54	$ 8.59	$ 9.55	$ 14.33	$ 12.90
Income from Investment Operations
Net investment income (loss) B	.02	.02	.08	.06	.11
Net realized and unrealized gain (loss)	.18	.93	(.96)	(2.84)	2.23
Total from investment operations	.20	.95	(.88)	(2.78)	2.34
Distributions from net investment income	(.02)	-	(.07)	(.09)	(.14)
Distributions from net realized gain	(.01)	-	(.01)	(1.91)	(.77)
Total distributions	(.03)	-	(.08) G	(2.00) F	(.91)
Net asset value, end of period	$ 9.71	$ 9.54	$ 8.59	$ 9.55	$ 14.33
Total Return A	2.04%	11.06%	(8.99)%	(22.48)%	19.20%
Ratios to Average Net Assets C, E
Expenses before reductions	.88%	.87%	.81%	.74%	.74%
Expenses net of fee waivers, if any	.88%	.87%	.81%	.74%	.74%
Expenses net of all reductions	.86%	.87%	.79%	.73%	.69%
Net investment income (loss)	.21%	.17%	1.14%	.50%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 199	$ 144	$ 83	$ 1,720	$ 2,422
Portfolio turnover rate D	118%	62%	152%	283%	200%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.00 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $1.907 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2011

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans II:O and Destiny Plans II:N.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of September 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 240,243,030
Gross unrealized depreciation	(289,848,303)
Net unrealized appreciation (depreciation) on securities and other investments	$ (49,605,273)

Tax Cost	$ 2,500,464,544

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,396,435
Capital loss carryforward	$ (587,531,477)
Net unrealized appreciation (depreciation)	$ (49,703,682)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be September 30, 2012.

The tax character of distributions paid was as follows:

	September 30, 2011	September 30, 2010
Ordinary Income	$ 14,838,069	$ 28,738,644

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,460,559,557 and $3,998,414,632, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 848,879	$ 13,833
Class T	.25%	.25%	4,654	65
Class B	.75%	.25%	3,710	2,783
Class C	.75%	.25%	10,821	1,397
			$ 868,064	$ 18,078

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,286
Class T	374
Class B*	850
Class C*	175
$ 4,685

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 110,596	.00*
Class A	345,771.10
Class T	3,232.35
Class B	1,123.30
Class C	2,876.27
Institutional Class	458.28
	$ 464,056

* Amount represents less than .01%

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $102,152 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,172,969.43%		$ 9,538

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,822 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $92,990. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $2,326 from securities loaned to FCM. Total security lending income during the period amounted to $969,757.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $7,242,750. The weighted average interest rate was .69%. The interest expense amounted to $1,669 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $437,601 for the period.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2011	2010
From net investment income
Class O	$ 12,938,394	$ 25,105,317
Class A	464,873	1,675,120
Institutional Class	262	-
Total	$ 13,403,529	$ 26,780,437
From net realized gain
Class O	$ 1,268,450	$ 1,743,448
Class A	166,030	214,759
Institutional Class	60	-
Total	$ 1,434,540	$ 1,958,207

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2011	2010	2011	2010
Class O
Shares sold	17,803,161	41,289,302	$ 192,182,610	$ 373,895,608
Reinvestment of distributions	1,164,568	2,773,030	12,367,592	24,264,054
Shares redeemed	(60,629,604)	(160,706,664)	(656,933,276)	(1,449,719,075)
Net increase (decrease)	(41,661,875)	(116,644,332)	$ (452,383,074)	$ (1,051,559,413)
Class A
Shares sold	5,497,025	11,028,541	$ 58,139,464	$ 97,288,817
Reinvestment of distributions	40,475	194,226	420,128	1,660,628
Shares redeemed	(9,432,016)	(22,480,213)	(99,765,111)	(198,261,888)
Net increase (decrease)	(3,894,516)	(11,257,446)	$ (41,205,519)	$ (99,312,443)
Class T
Shares sold	35,679	16,924	$ 380,946	$ 148,983
Shares redeemed	(39,089)	(51,916)	(398,747)	(452,162)
Net increase (decrease)	(3,410)	(34,992)	$ (17,801)	$ (303,179)
Class B
Shares sold	2,780	8,327	$ 29,824	$ 72,776
Shares redeemed	(11,021)	(14,340)	(112,214)	(124,006)
Net increase (decrease)	(8,241)	(6,013)	$ (82,390)	$ (51,230)
Class C
Shares sold	32,216	8,316	$ 334,681	$ 73,022
Shares redeemed	(21,851)	(35,106)	(214,863)	(301,614)
Net increase (decrease)	10,365	(26,790)	$ 119,818	$ (228,592)
Institutional Class
Shares sold	14,847	7,602	$ 163,346	$ 70,191
Reinvestment of distributions	29	-	312	-
Shares redeemed	(9,405)	(2,193)	(96,086)	(20,572)
Net increase (decrease)	5,471	5,409	$ 67,572	$ 49,619

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 17, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A, Class T, Class B and Class C designate 100%, 0%, 0% and 0% of the dividends distributed respectively during fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 100%, 0%, 0% and 0% of dividends distributed respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Capital Development Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Class O and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class O and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Fidelity Advisor Capital Development Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of Class O of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

ADESII-UANN-1111
1.814755.106

Fidelity Advisor®

Capital Development Fund -

Institutional Class

Annual Report

September 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Global equity markets finished the third quarter in a significant downturn that intensified in late July and early August, as Congress struggled to raise the debt ceiling and Standard & Poor's announced it was lowering its long-term sovereign credit rating of the United States. The historic downgrade, along with continued evidence of a slowing global economy, heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Past 5 years	Past 10 years A
Institutional Class	2.04%	-0.96%	2.62%

A The initial offering of Institutional Class shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class O, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in in Fidelity Advisor® Capital Development Fund - Institutional Class on September 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Institutional Class took place on July 12, 2005. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks eked out slight gains for the 12 months ending September 30, 2011, as investor angst over global economic woes overtook the market in the latter half of the period, extinguishing the sharp run-up in equities from October through April. For the year, the S&P 500® Index rose only 1.14%, while the blue-chip Dow Jones Industrial AverageSM increased 3.83% and the technology-heavy Nasdaq Composite® Index added 2.96%. Following an extended rally fueled by encouraging economic activity, stocks eventually derailed in late July and early August amid wrangling over the U.S. debt ceiling, Standard & Poor's downgrade of the country's long-term sovereign credit rating and deepening debt troubles in Europe. Markets remained volatile through September, when the S&P 500® registered its worst calendar-quarter finish since late 2008. Among market segments, financials had the largest decline (-17%), while the defensive utilities sector fared best (+12%). Small and mid-sized stocks fell shy of their larger-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -3.53% and -0.88%, respectively. The financial crisis in Europe helped push the MSCI® EAFE® (Europe, Australasia, Far East) Index to a 12-month decline of 9.26%, its weakest one-year trailing return in more than two years.

Comments from Harlan Carere, Portfolio Manager of Fidelity Advisor® Capital Development Fund: For the year, the fund's Institutional Class shares returned 2.04%, topping the S&P 500®. Versus the index, stock selection and an overweighting in industrials in the first half of the year paid off, as did stock picking in information technology, favorable positioning within consumer staples and a sizable underweighting in financials. U.K.-based ARM Holdings aided performance. The semiconductor company dominated the market for chips used in smartphones and tablet devices. Herbalife, a supplier of diet products and nutritional supplements, continued to have success with its group sales model. ARM Holdings and Herbalife were out-of-index positions. Underweighting and eventually selling poorly performing benchmark component Bank of America also lifted performance. Conversely, my picks in energy and consumer discretionary hampered results, as did a sizable overweighting in materials. The fund's foreign holdings, hampered in part by currency fluctuations, also hurt performance. Underweighting two strong-performing benchmark components, energy major Exxon Mobil and tech giant International Business Machines, detracted, as investors favored large, financially stable companies amid volatile market conditions. A small out-of-benchmark position in Xueda Education Group, a China-based provider of personalized tutoring services, hurt as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period* April 1, 2011 to September 30, 2011
Class O	.61%
Actual		$ 1,000.00	$ 839.40	$ 2.81
Hypothetical A		$ 1,000.00	$ 1,022.01	$ 3.09
Class A	.94%
Actual		$ 1,000.00	$ 838.10	$ 4.33
Hypothetical A		$ 1,000.00	$ 1,020.36	$ 4.76
Class T	1.46%
Actual		$ 1,000.00	$ 835.30	$ 6.72
Hypothetical A		$ 1,000.00	$ 1,017.75	$ 7.39
Class B	1.90%
Actual		$ 1,000.00	$ 833.80	$ 8.73
Hypothetical A		$ 1,000.00	$ 1,015.54	$ 9.60
Class C	1.87%
Actual		$ 1,000.00	$ 834.20	$ 8.60
Hypothetical A		$ 1,000.00	$ 1,015.69	$ 9.45
Institutional Class	.89%
Actual		$ 1,000.00	$ 838.50	$ 4.10
Hypothetical A		$ 1,000.00	$ 1,020.61	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.3	3.5
Chevron Corp.	2.3	1.8
ARM Holdings PLC	2.0	2.5
Agnico-Eagle Mines Ltd. (Canada)	1.9	0.0
Microsoft Corp.	1.5	0.2
Google, Inc. Class A	1.4	1.4
Wells Fargo & Co.	1.4	1.1
JPMorgan Chase & Co.	1.3	0.4
Procter & Gamble Co.	1.3	0.0
McKesson Corp.	1.3	0.6
	20.7
Top Five Market Sectors as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.2	21.1
Consumer Discretionary	14.6	18.4
Consumer Staples	12.2	4.6
Health Care	11.7	6.6
Energy	10.1	14.6
Asset Allocation (% of fund's net assets)
As of September 30, 2011*		As of March 31, 2011**
	Stocks 98.0%		Stocks 99.6%
	Convertible Securities 0.2%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 1.8%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	22.8%	** Foreign investments	26.4%

Annual Report

Investments September 30, 2011

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
CONSUMER DISCRETIONARY - 14.6%
Auto Components - 0.3%
Tenneco, Inc. (a)	40,000	$ 1,024,400
TRW Automotive Holdings Corp. (a)	170,200	5,570,646
		6,595,046
Automobiles - 0.5%
Bajaj Auto Ltd.	250,000	7,800,379
PT Astra International Tbk	100,000	714,852
Tesla Motors, Inc. (a)(d)	119,400	2,912,166
		11,427,397
Distributors - 0.2%
Silver Base Group Holdings Ltd.	4,754,000	4,202,499
Diversified Consumer Services - 0.4%
Anhanguera Educacional Participacoes SA	530,000	6,818,713
Collectors Universe, Inc. (d)	100,000	1,475,000
Xueda Education Group sponsored ADR (d)	459,300	1,253,889
		9,547,602
Hotels, Restaurants & Leisure - 0.5%
Bravo Brio Restaurant Group, Inc.	113,800	1,893,632
Gourmet Master Co. Ltd.	14,200	97,847
McDonald's Corp.	30,000	2,634,600
O'Charleys, Inc. (a)	100,000	594,000
Shangri-La Asia Ltd.	100,000	191,191
Tim Hortons, Inc. (Canada)	170,000	7,899,170
		13,310,440
Household Durables - 0.3%
Fortune Brands, Inc.	100,000	5,408,000
Toll Brothers, Inc. (a)	53,700	774,891
		6,182,891
Internet & Catalog Retail - 1.7%
Amazon.com, Inc. (a)	137,100	29,645,133
Priceline.com, Inc. (a)	9,600	4,314,816
Start Today Co. Ltd.	388,100	8,409,839
		42,369,788
Leisure Equipment & Products - 0.5%
Bauer Performance Sports Ltd. (a)(e)	817,600	4,367,605
Hasbro, Inc.	238,600	7,780,746
		12,148,351
Media - 0.7%
ITV PLC	8,000,000	7,399,454
Pandora Media, Inc. (d)	223,000	3,266,950
The Walt Disney Co.	250,000	7,540,000
		18,206,404
Multiline Retail - 1.2%
Dollar Tree, Inc. (a)	60,000	4,506,600
Dollarama, Inc.	471,000	16,309,549

	Shares	Value
Marisa Lojas SA	600,000	$ 6,918,660
Springland International Holdings Ltd.	1,750,000	1,147,746
		28,882,555
Specialty Retail - 4.4%
Ascena Retail Group, Inc. (a)	100,000	2,707,000
AutoZone, Inc. (a)	45,000	14,363,550
Carphone Warehouse Group PLC	259,000	1,373,516
Charming Shoppes, Inc. (a)	500,000	1,300,000
China ZhengTong Auto Services Holdings Ltd.	504,000	447,347
Destination Maternity Corp.	333,100	4,286,997
Dick's Sporting Goods, Inc. (a)	80,000	2,676,800
Guess?, Inc.	221,000	6,296,290
New York & Co., Inc. (a)(d)	1,431,566	4,566,696
PT Ace Hardware Indonesia Tbk	7,999,000	2,990,085
Ross Stores, Inc.	357,485	28,130,495
Stein Mart, Inc.	300,000	1,875,000
SuperGroup PLC (a)	218,200	3,539,509
The Cato Corp. Class A (sub. vtg.)	191,850	4,328,136
TJX Companies, Inc.	526,500	29,204,955
		108,086,376
Textiles, Apparel & Luxury Goods - 3.9%
Arezzo Industria e Comercio SA	14,000	141,414
Bosideng International Holdings Ltd.	15,000,000	3,099,332
Daphne International Holdings Ltd.	3,000,000	2,659,631
Gildan Activewear, Inc.	100,000	2,594,677
Liz Claiborne, Inc. (a)(d)	1,000,000	5,000,000
lululemon athletica, Inc. (a)	105,842	5,149,213
NIKE, Inc. Class B	100,000	8,551,000
PVH Corp.	227,800	13,267,072
R.G. Barry Corp.	167,882	1,779,549
Ralph Lauren Corp.	82,500	10,700,250
Samsonite International SA	1,307,700	1,824,987
Steven Madden Ltd. (a)	267,903	8,063,880
Vera Bradley, Inc. (d)	223,762	8,066,620
VF Corp.	108,653	13,203,513
Warnaco Group, Inc. (a)	216,900	9,996,921
		94,098,059
TOTAL CONSUMER DISCRETIONARY		355,057,408
CONSUMER STAPLES - 12.2%
Beverages - 1.5%
Anheuser-Busch InBev SA NV	83,846	4,450,641
Anheuser-Busch InBev SA NV:
ADR	65,000	3,443,700
(strip VVPR) (a)	160,000	429
Dr Pepper Snapple Group, Inc.	352,400	13,666,072
Hansen Natural Corp. (a)	151,200	13,198,248
United Breweries Ltd.	63,029	478,790
		35,237,880
Food & Staples Retailing - 1.6%
Chefs' Warehouse Holdings (a)	40,200	472,752
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Costco Wholesale Corp.	30,000	$ 2,463,600
Droga Raia SA	91,000	1,243,328
Drogasil SA	775,200	4,636,364
Fresh Market, Inc. (d)	220,300	8,406,648
PriceSmart, Inc.	144,300	8,992,776
Walgreen Co.	400,000	13,156,000
		39,371,468
Food Products - 3.0%
Biostime International Holdings Ltd.	2,478,000	4,130,630
Diamond Foods, Inc. (d)	116,300	9,279,577
Green Mountain Coffee Roasters, Inc. (a)	283,500	26,348,490
Hormel Foods Corp.	100,000	2,702,000
Kraft Foods, Inc. Class A	290,000	9,738,200
Orion Corp.	10,000	4,362,026
The J.M. Smucker Co.	130,000	9,475,700
TreeHouse Foods, Inc. (a)	131,500	8,131,960
		74,168,583
Household Products - 2.1%
Colgate-Palmolive Co.	230,000	20,396,400
Procter & Gamble Co.	500,000	31,590,000
		51,986,400
Personal Products - 1.9%
Herbalife Ltd.	552,260	29,601,136
Nu Skin Enterprises, Inc. Class A	421,440	17,076,749
		46,677,885
Tobacco - 2.1%
British American Tobacco PLC:
(United Kingdom)	200,000	8,446,956
sponsored ADR	60,000	5,083,800
Imperial Tobacco Group PLC	100,000	3,390,896
Lorillard, Inc.	132,000	14,612,400
Philip Morris International, Inc.	300,000	18,714,000
		50,248,052
TOTAL CONSUMER STAPLES		297,690,268
ENERGY - 10.1%
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	285,834	13,194,097
Cameron International Corp. (a)	55,000	2,284,700
Halliburton Co.	543,100	16,575,412
Nabors Industries Ltd. (a)	272,800	3,344,528
National Oilwell Varco, Inc.	100,000	5,122,000
Rowan Companies, Inc. (a)	142,900	4,314,151
Transocean Ltd. (United States)	150,000	7,161,000
Tuscany International Drilling, Inc. (a)(e)	7,000,000	3,872,937
		55,868,825
Oil, Gas & Consumable Fuels - 7.8%
Anadarko Petroleum Corp.	170,500	10,750,025

	Shares	Value
Bellatrix Exploration Ltd. (a)	2,229,700	$ 7,167,880
Bellatrix Exploration Ltd. (a)(e)	790,000	2,539,636
Bumi PLC	495,058	6,663,799
Chevron Corp.	605,200	55,993,104
ConocoPhillips	155,700	9,858,924
Crestwood Midstream Partners LP	100,000	2,572,000
Crown Point Ventures Ltd. (a)(e)	419,300	519,975
Enbridge Energy Partners LP	150,000	4,120,500
Energy Partners Ltd. (a)	841,100	9,310,977
Exxon Mobil Corp.	351,400	25,522,182
Hess Corp.	95,300	4,999,438
HollyFrontier Corp.	336,770	8,830,109
Madalena Ventures, Inc. (a)	7,144,000	3,271,125
Marathon Petroleum Corp.	286,900	7,763,514
Noble Energy, Inc.	38,100	2,697,480
Occidental Petroleum Corp.	257,900	18,439,850
Williams Companies, Inc.	373,800	9,098,292
		190,118,810
TOTAL ENERGY		245,987,635
FINANCIALS - 7.3%
Capital Markets - 1.1%
Evercore Partners, Inc. Class A	97,400	2,220,720
Franklin Resources, Inc.	135,000	12,911,400
Invesco Ltd.	208,300	3,230,733
Morgan Stanley	300,000	4,050,000
T. Rowe Price Group, Inc.	100,000	4,777,000
		27,189,853
Commercial Banks - 2.3%
HDFC Bank Ltd.	573,925	5,424,193
HDFC Bank Ltd. sponsored ADR	100,000	2,915,000
Huntington Bancshares, Inc.	797,600	3,828,480
Regions Financial Corp.	700,000	2,331,000
SunTrust Banks, Inc.	200,000	3,590,000
U.S. Bancorp	220,000	5,178,800
Wells Fargo & Co.	1,383,950	33,380,874
		56,648,347
Consumer Finance - 0.2%
American Express Co.	100,000	4,490,000
Diversified Financial Services - 1.3%
JPMorgan Chase & Co.	1,056,000	31,806,720
Insurance - 1.1%
Berkshire Hathaway, Inc. Class A (a)	66	7,048,800
Intact Financial Corp. (a)(e)	150,000	8,231,899
Lincoln National Corp.	303,400	4,742,142
Phoenix Group Holdings	464,227	3,475,575
Platinum Underwriters Holdings Ltd.	98,167	3,018,635
		26,517,051
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.4%
Dundee (REIT) (a)(e)	600,000	$ 5,551,846
HCP, Inc.	128,000	4,487,680
		10,039,526
Real Estate Management & Development - 0.8%
CB Richard Ellis Group, Inc. Class A (a)	247,400	3,330,004
DLF Ltd.	1,580,000	6,990,809
Global Logistic Properties Ltd.	1,653,000	2,073,860
Iguatemi Empresa de Shopping Centers SA	295,000	4,940,191
MI Developments, Inc. Class A	125,000	3,319,660
		20,654,524
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd.	105,000	1,365,686
TOTAL FINANCIALS		178,711,707
HEALTH CARE - 11.5%
Biotechnology - 1.3%
ADVENTRX Pharmaceuticals, Inc. (a)(d)	1,000,000	920,000
Alexion Pharmaceuticals, Inc. (a)	145,112	9,295,875
AVEO Pharmaceuticals, Inc. (a)	1,300	20,007
AVEO Pharmaceuticals, Inc.	404,600	6,226,794
Cubist Pharmaceuticals, Inc. (a)	65,000	2,295,800
Dynavax Technologies Corp. (a)	1,935,211	3,599,492
ImmunoGen, Inc. (a)	164,623	1,804,268
Micromet, Inc. (a)	480,592	2,306,842
NPS Pharmaceuticals, Inc. (a)	28,900	188,139
Theravance, Inc. (a)	125,000	2,517,500
ZIOPHARM Oncology, Inc. (a)(d)	472,200	2,082,402
		31,257,119
Health Care Equipment & Supplies - 2.3%
Baxter International, Inc.	291,000	16,336,740
Boston Scientific Corp. (a)	819,800	4,845,018
C. R. Bard, Inc.	115,000	10,067,100
Covidien PLC	315,600	13,917,960
Insulet Corp. (a)	100,000	1,526,000
Sirona Dental Systems, Inc. (a)	230,000	9,754,300
		56,447,118
Health Care Providers & Services - 3.4%
Accretive Health, Inc. (a)(d)	50,000	1,061,500
Hanger Orthopedic Group, Inc. (a)	966,950	18,265,686
Humana, Inc.	100,000	7,273,000
McKesson Corp.	426,500	31,006,550
Quest Diagnostics, Inc.	30,000	1,480,800
UnitedHealth Group, Inc.	200,000	9,224,000
WellPoint, Inc.	220,000	14,361,600
		82,673,136
Health Care Technology - 0.0%
athenahealth, Inc. (a)	11,800	702,690

	Shares	Value
Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc. (a)	140,000	$ 7,089,600
Pharmaceuticals - 4.2%
Abbott Laboratories	490,000	25,058,600
Allergan, Inc.	31,400	2,586,732
Eli Lilly & Co.	200,000	7,394,000
GlaxoSmithKline PLC sponsored ADR	205,000	8,464,450
Hospira, Inc. (a)	54,300	2,009,100
Johnson & Johnson	340,000	21,661,400
PT Kalbe Farma Tbk	11,000,000	4,027,325
Shire PLC	400,000	12,476,633
Valeant Pharmaceuticals International, Inc. (Canada)	488,790	18,212,475
		101,890,715
TOTAL HEALTH CARE		280,060,378
INDUSTRIALS - 8.3%
Aerospace & Defense - 3.5%
Esterline Technologies Corp. (a)	194,200	10,067,328
Goodrich Corp.	128,700	15,531,516
Honeywell International, Inc.	467,567	20,530,867
Precision Castparts Corp.	16,000	2,487,360
Textron, Inc.	410,200	7,235,928
Ultra Electronics Holdings PLC	120,000	2,816,908
United Technologies Corp.	372,000	26,173,920
		84,843,827
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	80,800	5,102,520
Airlines - 0.5%
Delta Air Lines, Inc. (a)	934,500	7,008,750
United Continental Holdings, Inc. (a)	209,500	4,060,110
		11,068,860
Commercial Services & Supplies - 0.4%
United Stationers, Inc.	361,400	9,848,150
Construction & Engineering - 0.7%
EMCOR Group, Inc.	308,400	6,269,772
Foster Wheeler AG (a)	330,000	5,870,700
Jacobs Engineering Group, Inc. (a)	98,600	3,183,794
MYR Group, Inc. (a)	120,000	2,116,800
		17,441,066
Electrical Equipment - 0.4%
Fushi Copperweld, Inc. (a)	311,300	1,540,935
GrafTech International Ltd. (a)	221,900	2,818,130
Polypore International, Inc. (a)	100,000	5,652,000
		10,011,065
Industrial Conglomerates - 0.4%
Danaher Corp.	21,900	918,486
General Electric Co.	320,000	4,876,800
Max India Ltd. (a)	800,000	3,067,101
Tyco International Ltd.	27,500	1,120,625
		9,983,012
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 0.4%
Cummins, Inc.	14,100	$ 1,151,406
Jain Irrigation Systems Ltd.	301,378	932,529
Pall Corp.	194,000	8,225,600
		10,309,535
Professional Services - 0.4%
Nielsen Holdings B.V. (a)	284,400	7,417,152
Qualicorp SA	425,000	3,163,211
		10,580,363
Road & Rail - 1.4%
Canadian Pacific (d)	48,200	2,322,869
CSX Corp.	450,000	8,401,500
Norfolk Southern Corp.	170,000	10,373,400
Union Pacific Corp.	150,000	12,250,500
		33,348,269
TOTAL INDUSTRIALS		202,536,667
INFORMATION TECHNOLOGY - 22.2%
Communications Equipment - 1.0%
DG FastChannel, Inc. (a)	251,400	4,261,230
F5 Networks, Inc. (a)	25,000	1,776,250
Motorola Solutions, Inc.	200,000	8,380,000
QUALCOMM, Inc.	200,000	9,726,000
		24,143,480
Computers & Peripherals - 6.9%
Apple, Inc. (a)	401,800	153,158,126
Hewlett-Packard Co.	100,000	2,245,000
SanDisk Corp. (a)	300,000	12,105,000
		167,508,126
Electronic Equipment & Components - 0.4%
Jabil Circuit, Inc.	175,700	3,125,703
SYNNEX Corp. (a)	212,900	5,577,980
Vishay Precision Group, Inc. (a)	100,000	1,318,000
		10,021,683
Internet Software & Services - 3.3%
Blinkx PLC (a)	4,266,981	9,850,027
eBay, Inc. (a)	100,000	2,949,000
Google, Inc. Class A (a)	67,700	34,823,526
Mail.ru Group Ltd. GDR (a)(e)	241,200	7,055,100
Open Text Corp. (a)	182,500	9,536,726
Rackspace Hosting, Inc. (a)(d)	233,600	7,975,104
Support.com, Inc. (a)	857,200	1,697,256
Velti PLC (a)	378,800	2,503,868
Zillow, Inc. (a)(d)	175,500	4,799,925
		81,190,532
IT Services - 2.9%
Cardtronics, Inc. (a)	219,100	5,021,772

	Shares	Value
Cognizant Technology Solutions Corp. Class A (a)	180,500	$ 11,317,350
International Business Machines Corp.	124,400	21,773,732
MasterCard, Inc. Class A	41,000	13,003,560
ServiceSource International, Inc. (d)	67,500	891,675
Visa, Inc. Class A	210,000	18,001,200
		70,009,289
Semiconductors & Semiconductor Equipment - 2.5%
Alpha & Omega Semiconductor Ltd. (a)	200,000	1,642,000
ARM Holdings PLC	2,803,500	23,979,902
ARM Holdings PLC sponsored ADR	1,000,000	25,500,000
Kulicke & Soffa Industries, Inc. (a)	476,200	3,552,452
NVIDIA Corp. (a)	505,458	6,318,225
		60,992,579
Software - 5.2%
Blackboard, Inc. (a)(d)	100,000	4,466,000
BMC Software, Inc. (a)	231,100	8,911,216
Citrix Systems, Inc. (a)	123,600	6,739,908
MICROS Systems, Inc. (a)	280,400	12,312,364
Microsoft Corp.	1,454,900	36,212,461
Oracle Corp.	747,600	21,486,024
Rovi Corp. (a)	85,700	3,683,386
salesforce.com, Inc. (a)	90,100	10,296,628
Solera Holdings, Inc.	366,900	18,528,450
Taleo Corp. Class A (a)	99,300	2,553,996
VMware, Inc. Class A (a)	20,000	1,607,600
		126,798,033
TOTAL INFORMATION TECHNOLOGY		540,663,722
MATERIALS - 9.9%
Chemicals - 1.8%
Agrium, Inc.	100,000	6,653,630
Ashland, Inc.	203,900	9,000,146
CF Industries Holdings, Inc.	76,000	9,377,640
Monsanto Co.	165,000	9,906,600
Rockwood Holdings, Inc. (a)	100,000	3,369,000
The Mosaic Co.	110,000	5,386,700
		43,693,716
Metals & Mining - 8.1%
Agnico-Eagle Mines Ltd. (Canada) (d)	775,000	46,316,656
Allied Nevada Gold Corp. (a)	120,000	4,297,200
B2Gold Corp. (a)	550,000	2,046,170
Barrick Gold Corp.	321,300	15,052,030
Carpenter Technology Corp.	185,300	8,318,117
Cliffs Natural Resources, Inc.	8,500	434,945
Coeur d'Alene Mines Corp. (a)	213,946	4,587,002
Compass Minerals International, Inc.	96,000	6,410,880
Endeavour Silver Corp. (a)	240,000	2,161,213
Endeavour Silver Corp. (a)(e)	1,000,000	9,005,056
Goldcorp, Inc.	610,000	27,971,668
Lake Shore Gold Corp. (a)(e)	1,000,000	1,516,741
Newcrest Mining Ltd.	659,787	21,757,456
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Newmont Mining Corp.	445,300	$ 28,009,370
Sabina Gold & Silver Corp. (a)	2,180,000	6,113,899
Silver Wheaton Corp.	441,700	13,036,533
		197,034,936
TOTAL MATERIALS		240,728,652
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.3%
AT&T, Inc.	745,900	21,273,068
Telenor ASA	100,000	1,555,419
Verizon Communications, Inc.	242,600	8,927,680
		31,756,167
UTILITIES - 0.6%
Electric Utilities - 0.5%
PPL Corp.	408,100	11,647,174
Gas Utilities - 0.1%
ONEOK, Inc.	50,000	3,302,000
TOTAL UTILITIES		14,949,174
TOTAL COMMON STOCKS (Cost $2,424,287,536)		2,388,141,778
Convertible Preferred Stocks - 0.2%

HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
Merrimack Pharmaceuticals, Inc. Series G (f) (Cost $4,280,766)	611,538	4,280,766
Money Market Funds - 2.4%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	915,240	$ 915,240
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	57,521,487	57,521,487
TOTAL MONEY MARKET FUNDS (Cost $58,436,727)		58,436,727
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $2,487,005,029)	2,450,859,271
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(13,897,707)
NET ASSETS - 100%	$ 2,436,961,564
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $42,660,795 or 1.8% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,280,766 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Merrimack Pharmaceuticals, Inc. Series G	3/31/11	$ 4,280,766
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 28,014
Fidelity Securities Lending Cash Central Fund	969,757
Total	$ 997,771
Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 355,057,408	$ 321,471,673	$ 33,585,735	$ -
Consumer Staples	297,690,268	275,821,225	21,869,043	-
Energy	245,987,635	245,987,635	-	-
Financials	178,711,707	162,857,159	15,854,548	-
Health Care	284,341,144	263,556,420	16,503,958	4,280,766
Industrials	202,536,667	198,537,037	3,999,630	-
Information Technology	540,663,722	516,683,820	23,979,902	-
Materials	240,728,652	218,971,196	21,757,456	-
Telecommunication Services	31,756,167	31,756,167	-	-
Utilities	14,949,174	14,949,174	-	-
Money Market Funds	58,436,727	58,436,727	-	-
Total Investments in Securities:	$ 2,450,859,271	$ 2,309,028,233	$ 137,550,272	$ 4,280,766
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 2,862,600
Total Realized Gain (Loss)	(480,079)
Total Unrealized Gain (Loss)	73,400
Cost of Purchases	4,280,766
Proceeds of Sales	(2,455,921)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 4,280,766
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	77.2%
Canada	9.3%
United Kingdom	4.3%
Cayman Islands	1.9%
Brazil	1.2%
India	1.1%
Others (Individually Less Than 1%)	5.0%
100.0%
Income Tax Information

At September 30, 2011, the Fund had a capital loss carryforward of approximately $587,531,477 of which $193,483,438 and $394,048,039 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value (including securities loaned of $54,608,859) - See accompanying schedule: Unaffiliated issuers (cost $2,428,568,302)	$ 2,392,422,544
Fidelity Central Funds (cost $58,436,727)	58,436,727
Total Investments (cost $2,487,005,029)		$ 2,450,859,271
Receivable for investments sold		98,863,324
Receivable for fund shares sold		374,581
Dividends receivable		2,163,721
Distributions receivable from Fidelity Central Funds		157,237
Other receivables		672,807
Total assets		2,553,090,941

Liabilities
Payable for investments purchased	$ 55,202,683
Payable for fund shares redeemed	1,816,146
Accrued management fee	1,215,721
Distribution and service plan fees payable	64,889
Other affiliated payables	152,283
Other payables and accrued expenses	156,168
Collateral on securities loaned, at value	57,521,487
Total liabilities		116,129,377

Net Assets		$ 2,436,961,564
Net Assets consist of:
Paid in capital		$ 3,063,883,375
Undistributed net investment income		8,916,210
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(599,593,854)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(36,244,167)
Net Assets		$ 2,436,961,564

Statement of Assets and Liabilities - continued

September 30, 2011

Class O: Net Asset Value, offering price and redemption price per share ($2,150,648,786 ÷ 222,476,887 shares)	$ 9.67

Class A: Net Asset Value and redemption price per share ($284,071,753 ÷ 30,157,642 shares)	$ 9.42

Maximum offering price per share (100/94.25 of $9.42)	$ 9.99
Class T: Net Asset Value and redemption price per share ($738,613 ÷ 79,576 shares)	$ 9.28

Maximum offering price per share (100/96.50 of $9.28)	$ 9.62
Class B: Net Asset Value and offering price per share ($296,122 ÷ 32,422 shares)A	$ 9.13

Class C: Net Asset Value and offering price per share ($1,006,990 ÷ 110,557 shares)A	$ 9.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($199,300 ÷ 20,533 shares)	$ 9.71

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 30,559,593
Interest		29,745
Income from Fidelity Central Funds		997,771
Total income		31,587,109

Expenses
Management fee	$ 16,504,856
Transfer agent fees	464,056
Distribution and service plan fees	868,064
Accounting and security lending fees	882,569
Custodian fees and expenses	182,933
Independent trustees' compensation	16,562
Appreciation in deferred trustee compensation account	226
Registration fees	75,509
Audit	80,516
Legal	15,851
Interest	11,207
Miscellaneous	33,215
Total expenses before reductions	19,135,564
Expense reductions	(437,601)	18,697,963
Net investment income (loss)		12,889,146
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	476,083,901
Foreign currency transactions	(1,587,503)
Total net realized gain (loss)		474,496,398
Change in net unrealized appreciation (depreciation) on: Investment securities	(369,152,396)
Assets and liabilities in foreign currencies	(65,405)
Total change in net unrealized appreciation (depreciation)		(369,217,801)
Net gain (loss)		105,278,597
Net increase (decrease) in net assets resulting from operations		$ 118,167,743

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,889,146	$ 12,419,057
Net realized gain (loss)	474,496,398	361,628,383
Change in net unrealized appreciation (depreciation)	(369,217,801)	(27,823,248)
Net increase (decrease) in net assets resulting from operations	118,167,743	346,224,192
Distributions to shareholders from net investment income	(13,403,529)	(26,780,437)
Distributions to shareholders from net realized gain	(1,434,540)	(1,958,207)
Total distributions	(14,838,069)	(28,738,644)
Share transactions - net increase (decrease)	(493,501,394)	(1,151,405,238)
Total increase (decrease) in net assets	(390,171,720)	(833,919,690)

Net Assets
Beginning of period	2,827,133,284	3,661,052,974
End of period (including undistributed net investment income of $8,916,210 and undistributed net investment income of $9,629,926, respectively)	$ 2,436,961,564	$ 2,827,133,284

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.50	$ 8.61	$ 9.57	$ 14.37	$ 12.91
Income from Investment Operations
Net investment income (loss) C	.05	.04	.09	.08	.12
Net realized and unrealized gain (loss)	.18	.93	(.95)	(2.86)	2.25
Total from investment operations	.23	.97	(.86)	(2.78)	2.37
Distributions from net investment income	(.05)	(.07)	(.09)	(.11)	(.14)
Distributions from net realized gain	(.01)	(.01)	(.01)	(1.91)	(.77)
Total distributions	(.06)	(.08)	(.10) H	(2.02) G	(.91)
Net asset value, end of period	$ 9.67	$ 9.50	$ 8.61	$ 9.57	$ 14.37
Total Return A, B	2.33%	11.31%	(8.77)%	(22.45)%	19.44%
Ratios to Average Net Assets D, F
Expenses before reductions	.61%	.61%	.61%	.59%	.60%
Expenses net of fee waivers, if any	.61%	.61%	.61%	.59%	.60%
Expenses net of all reductions	.59%	.60%	.60%	.58%	.59%
Net investment income (loss)	.48%	.44%	1.33%	.64%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,150,649	$ 2,509,669	$ 3,278,390	$ 3,785,291	$ 5,352,895
Portfolio turnover rate E	118%	62%	152%	283%	200%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.02 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class A

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.26	$ 8.39	$ 9.32	$ 14.04	$ 12.64
Income from Investment Operations
Net investment income (loss) D	.01	.01	.06	.03	.07
Net realized and unrealized gain (loss)	.17	.90	(.93)	(2.78)	2.19
Total from investment operations	.18	.91	(.87)	(2.75)	2.26
Distributions from net investment income	(.01)	(.04)	(.05)	(.06)	(.09)
Distributions from net realized gain	(.01)	(.01)	(.01)	(1.91)	(.77)
Total distributions	(.02)	(.04) J	(.06) I	(1.97) H	(.86)
Net asset value, end of period	$ 9.42	$ 9.26	$ 8.39	$ 9.32	$ 14.04
Total Return A, B,C	1.91%	10.94%	(9.18)%	(22.73)%	18.90%
Ratios to Average Net Assets E, G
Expenses before reductions	.95%	.98%	1.02%	.99%	.99%
Expenses net of fee waivers, if any	.95%	.98%	1.02%	.99%	.99%
Expenses net of all reductions	.94%	.97%	1.01%	.97%	.98%
Net investment income (loss)	.13%	.07%	.92%	.25%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 284,072	$ 315,290	$ 380,175	$ 379,162	$ 471,593
Portfolio turnover rate F	118%	62%	152%	283%	200%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.97 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $1.907 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.006 per share.

J Total distributions of $.04 per share is comprised of distributions from net investment income of $.039 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.15	$ 8.29	$ 9.22	$ 13.91	$ 12.57
Income from Investment Operations
Net investment income (loss) C	(.04)	(.04)	.03	(.02)	.01
Net realized and unrealized gain (loss)	.17	.90	(.93)	(2.76)	2.19
Total from investment operations	.13	.86	(.90)	(2.78)	2.20
Distributions from net investment income	-	-	(.03)	(.01)	(.09)
Distributions from net realized gain	-	-	(.01)	(1.91)	(.77)
Total distributions	-	-	(.03) H	(1.91) G	(.86)
Net asset value, end of period	$ 9.28	$ 9.15	$ 8.29	$ 9.22	$ 13.91
Total Return A, B	1.42%	10.37%	(9.65)%	(23.06)%	18.49%
Ratios to Average Net Assets D, F
Expenses before reductions	1.45%	1.47%	1.48%	1.42%	1.43%
Expenses net of fee waivers, if any	1.45%	1.47%	1.48%	1.42%	1.43%
Expenses net of all reductions	1.43%	1.46%	1.47%	1.40%	1.42%
Net investment income (loss)	(.37)%	(.43)%	.47%	(.18)%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 739	$ 760	$ 978	$ 1,013	$ 1,063
Portfolio turnover rate E	118%	62%	152%	283%	200%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.91 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class B

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.05	$ 8.23	$ 9.15	$ 13.83	$ 12.51
Income from Investment Operations
Net investment income (loss) C	(.09)	(.08)	- H	(.08)	(.05)
Net realized and unrealized gain (loss)	.17	.90	(.92)	(2.74)	2.18
Total from investment operations	.08	.82	(.92)	(2.82)	2.13
Distributions from net investment income	-	-	-	-	(.04)
Distributions from net realized gain	-	-	-	(1.86)	(.77)
Total distributions	-	-	-	(1.86) I	(.81)
Net asset value, end of period	$ 9.13	$ 9.05	$ 8.23	$ 9.15	$ 13.83
Total Return A, B	.88%	9.96%	(10.05)%	(23.45)%	17.92%
Ratios to Average Net Assets D, G
Expenses before reductions	1.91%	1.92%	1.94%	1.90%	1.91%
Expenses net of fee waivers, if any	1.91%	1.92%	1.94%	1.90%	1.91%
Expenses net of all reductions	1.89%	1.91%	1.93%	1.88%	1.90%
Net investment income (loss)	(.82)%	(.88)%	-% F	(.66)%	(.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 296	$ 368	$ 384	$ 399	$ 466
Portfolio turnover rate E	118%	62%	152%	283%	200%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.86 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.863 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.02	$ 8.21	$ 9.16	$ 13.85	$ 12.53
Income from Investment Operations
Net investment income (loss) C	(.08)	(.07)	- G	(.08)	(.05)
Net realized and unrealized gain (loss)	.17	.88	(.92)	(2.73)	2.18
Total from investment operations	.09	.81	(.92)	(2.81)	2.13
Distributions from net investment income	-	-	(.02)	-	(.04)
Distributions from net realized gain	-	-	(.01)	(1.88)	(.77)
Total distributions	-	-	(.03) I	(1.88) H	(.81)
Net asset value, end of period	$ 9.11	$ 9.02	$ 8.21	$ 9.16	$ 13.85
Total Return A, B	1.00%	9.87%	(10.00)%	(23.39)%	17.87%
Ratios to Average Net Assets D, F
Expenses before reductions	1.87%	1.90%	1.93%	1.90%	1.91%
Expenses net of fee waivers, if any	1.87%	1.90%	1.93%	1.90%	1.91%
Expenses net of all reductions	1.85%	1.89%	1.92%	1.89%	1.90%
Net investment income (loss)	(.79)%	(.85)%	.01%	(.66)%	(.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,007	$ 904	$ 1,042	$ 522	$ 458
Portfolio turnover rate E	118%	62%	152%	283%	200%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.88 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.879 per share.

I Total distributions of $.03 per share is comprised of distributions from net investment income of $.021 and distributions from net realized gain of $.006 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.54	$ 8.59	$ 9.55	$ 14.33	$ 12.90
Income from Investment Operations
Net investment income (loss) B	.02	.02	.08	.06	.11
Net realized and unrealized gain (loss)	.18	.93	(.96)	(2.84)	2.23
Total from investment operations	.20	.95	(.88)	(2.78)	2.34
Distributions from net investment income	(.02)	-	(.07)	(.09)	(.14)
Distributions from net realized gain	(.01)	-	(.01)	(1.91)	(.77)
Total distributions	(.03)	-	(.08) G	(2.00) F	(.91)
Net asset value, end of period	$ 9.71	$ 9.54	$ 8.59	$ 9.55	$ 14.33
Total Return A	2.04%	11.06%	(8.99)%	(22.48)%	19.20%
Ratios to Average Net Assets C, E
Expenses before reductions	.88%	.87%	.81%	.74%	.74%
Expenses net of fee waivers, if any	.88%	.87%	.81%	.74%	.74%
Expenses net of all reductions	.86%	.87%	.79%	.73%	.69%
Net investment income (loss)	.21%	.17%	1.14%	.50%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 199	$ 144	$ 83	$ 1,720	$ 2,422
Portfolio turnover rate D	118%	62%	152%	283%	200%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.00 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $1.907 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2011

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans II:O and Destiny Plans II:N.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of September 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 240,243,030
Gross unrealized depreciation	(289,848,303)
Net unrealized appreciation (depreciation) on securities and other investments	$ (49,605,273)

Tax Cost	$ 2,500,464,544

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,396,435
Capital loss carryforward	$ (587,531,477)
Net unrealized appreciation (depreciation)	$ (49,703,682)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be September 30, 2012.

The tax character of distributions paid was as follows:

	September 30, 2011	September 30, 2010
Ordinary Income	$ 14,838,069	$ 28,738,644

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,460,559,557 and $3,998,414,632, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 848,879	$ 13,833
Class T	.25%	.25%	4,654	65
Class B	.75%	.25%	3,710	2,783
Class C	.75%	.25%	10,821	1,397
			$ 868,064	$ 18,078

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,286
Class T	374
Class B*	850
Class C*	175
$ 4,685

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 110,596	.00*
Class A	345,771.10
Class T	3,232.35
Class B	1,123.30
Class C	2,876.27
Institutional Class	458.28
	$ 464,056

* Amount represents less than .01%

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $102,152 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,172,969.43%		$ 9,538

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,822 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $92,990. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $2,326 from securities loaned to FCM. Total security lending income during the period amounted to $969,757.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $7,242,750. The weighted average interest rate was .69%. The interest expense amounted to $1,669 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $437,601 for the period.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2011	2010
From net investment income
Class O	$ 12,938,394	$ 25,105,317
Class A	464,873	1,675,120
Institutional Class	262	-
Total	$ 13,403,529	$ 26,780,437
From net realized gain
Class O	$ 1,268,450	$ 1,743,448
Class A	166,030	214,759
Institutional Class	60	-
Total	$ 1,434,540	$ 1,958,207

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2011	2010	2011	2010
Class O
Shares sold	17,803,161	41,289,302	$ 192,182,610	$ 373,895,608
Reinvestment of distributions	1,164,568	2,773,030	12,367,592	24,264,054
Shares redeemed	(60,629,604)	(160,706,664)	(656,933,276)	(1,449,719,075)
Net increase (decrease)	(41,661,875)	(116,644,332)	$ (452,383,074)	$ (1,051,559,413)
Class A
Shares sold	5,497,025	11,028,541	$ 58,139,464	$ 97,288,817
Reinvestment of distributions	40,475	194,226	420,128	1,660,628
Shares redeemed	(9,432,016)	(22,480,213)	(99,765,111)	(198,261,888)
Net increase (decrease)	(3,894,516)	(11,257,446)	$ (41,205,519)	$ (99,312,443)
Class T
Shares sold	35,679	16,924	$ 380,946	$ 148,983
Shares redeemed	(39,089)	(51,916)	(398,747)	(452,162)
Net increase (decrease)	(3,410)	(34,992)	$ (17,801)	$ (303,179)
Class B
Shares sold	2,780	8,327	$ 29,824	$ 72,776
Shares redeemed	(11,021)	(14,340)	(112,214)	(124,006)
Net increase (decrease)	(8,241)	(6,013)	$ (82,390)	$ (51,230)
Class C
Shares sold	32,216	8,316	$ 334,681	$ 73,022
Shares redeemed	(21,851)	(35,106)	(214,863)	(301,614)
Net increase (decrease)	10,365	(26,790)	$ 119,818	$ (228,592)
Institutional Class
Shares sold	14,847	7,602	$ 163,346	$ 70,191
Reinvestment of distributions	29	-	312	-
Shares redeemed	(9,405)	(2,193)	(96,086)	(20,572)
Net increase (decrease)	5,471	5,409	$ 67,572	$ 49,619

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 17, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Capital Development Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Class O and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class O and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Fidelity Advisor Capital Development Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of Class O of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

ADESII-I-UANN-1111
1.814761.106

Item 2. Code of Ethics

As of the end of the period, September 30, 2011, Fidelity Destiny Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Capital Development Fund and Fidelity Advisor Diversified Stock Fund (the "Funds"):

Services Billed by Deloitte Entities

September 30, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Capital Development Fund	$52,000	$-	$6,300	$500
Fidelity Advisor Diversified Stock Fund	$53,000	$-	$9,500	$400

September 30, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Capital Development Fund	$51,000	$-	$6,000	$-
Fidelity Advisor Diversified Stock Fund	$52,000	$-	$9,000	$-

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	September 30, 2011A	September 30, 2010A
Audit-Related Fees	$440,000	$720,000
Tax Fees	$-	$-
All Other Fees	$700,000	$520,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	September 30, 2011 A	September 30, 2010 A
Deloitte Entities	$1,295,000	$1,290,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Destiny Portfolios

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 28, 2011
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	November 28, 2011